      As filed with the Securities and Exchange Commission on May 22, 2001

                                           1933 Act Registration No. 333 - 56080
                                           1940 Act Registration No. 811 - 10283

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ X ]


                         Pre-Effective Amendment No. [ ]

                      Post-Effective Amendment No. 1 [ X ]

                                       and


      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ X ]


                              Amendment No. 3 [ X ]


                        (Check appropriate box or boxes)

                          EQUITABLE PREMIER FUNDS TRUST
               (Exact name of registrant as specified in charter)
                           1290 Avenue of the Americas
                            New York, New York 10104
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 554-1234

                              PATRICIA LOUIE, ESQ.
                           Vice President and Counsel
            The Equitable Life Assurance Society of the United States
                           1290 Avenue of the Americas
                            New York, New York 10104

                     (Name and Address of Agent for Service)

                                   Copies to:

                              ARTHUR J. BROWN, ESQ.
                           Kirkpatrick & Lockhart LLP
                          1800 Massachusetts Ave., N.W.
                           Washington, D.C. 20036-1800
                            Telephone: (202) 778-9000

It is proposed that this filing will become effective:

 x  immediately upon filing pursuant to paragraph (b)
---

    on [date] pursuant to paragraph (b)
---

    60 days after filing pursuant to paragraph (a)
---

    on [date] pursuant to paragraph (a) of Rule 485
---

    75 days after filing pursuant to paragraph (a)
---

                          Equitable Premier Funds Trust

                       Contents of Registration Statement


This Registration Statement consists of the following papers and documents.

         Cover Sheet

         Contents of Registration Statement

         Part A   -        Prospectus

         Part B   -        Statement of Additional Information

         Part C   -        Other Information

         Signature Pages

         Exhibits

[LOGO]


PROSPECTUS MAY 21, 2001


EQUITABLE PREMIER FUNDS



               EQUITABLE PREMIER LARGE CAP GROWTH FUND

               EQUITABLE PREMIER LARGE CAP CORE EQUITY FUND

               EQUITABLE PREMIER LARGE CAP VALUE FUND

               EQUITABLE PREMIER SMALL/MID CAP GROWTH FUND

               EQUITABLE PREMIER SMALL/MID CAP VALUE FUND

               EQUITABLE PREMIER INTERNATIONAL EQUITY FUND

               EQUITABLE PREMIER TECHNOLOGY FUND

               EQUITABLE PREMIER HEALTH CARE FUND

               EQUITABLE PREMIER CORE BOND FUND

               EQUITABLE MONEY MARKET FUND



The Securities and Exchange Commission has not approved any fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

--------------------------------------------------------------------------------
INTRODUCTION
--------------------------------------------------------------------------------

EQUITABLE PREMIER FUNDS IS A FAMILY OF DISTINCT MUTUAL FUNDS, EACH WITH ITS OWN INVESTMENT STRATEGY AND RISK/REWARD PROFILE. THIS PROSPECTUS DESCRIBES CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF EACH OF THE EQUITABLE PREMIER FUNDS. EACH FUND IS A DIVERSIFIED FUND, EXCEPT PREMIER TECHNOLOGY FUND AND PREMIER HEALTH CARE FUND, WHICH ARE NON-DIVERSIFIED FUNDS THAT ARE SOMETIMES KNOWN AS "SECTOR FUNDS." THIS PROSPECTUS ALSO DESCRIBES CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE EQUITABLE MONEY MARKET FUND, A DIVERSIFIED FUND. INFORMATION ON EACH FUND, INCLUDING INVESTMENT STRATEGIES AND INVESTMENT RISKS, CAN BE FOUND ON THE PAGES FOLLOWING THIS INTRODUCTION.

THE INVESTMENT MANAGER TO EACH FUND IS THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES ("EQUITABLE"). CURRENTLY, THE DAY-TO-DAY PORTFOLIO MANAGEMENT OF EACH FUND IS PROVIDED BY ONE OR TWO INVESTMENT SUB-ADVISERS. EQUITABLE MAY ALLOCATE A FUND'S ASSETS TO ADDITIONAL SUB-ADVISERS SUBJECT TO APPROVAL OF THE FUND'S BOARD OF TRUSTEES. INFORMATION REGARDING EQUITABLE AND THE SUB-ADVISERS IS INCLUDED UNDER "MANAGEMENT TEAM" IN THIS PROSPECTUS. THE CO-DISTRIBUTORS FOR EACH FUND ARE AXA ADVISORS, LLC AND EQUITABLE DISTRIBUTORS, INC.

AN INVESTMENT IN A FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. BECAUSE YOU COULD LOSE MONEY BY INVESTING IN THESE FUNDS, BE SURE TO READ ALL RISK DISCLOSURES CAREFULLY BEFORE INVESTING.

--------------------------------------------------------------------------------
Table of
CONTENTS
--------------------------------------------------------------------------------


GOALS, STRATEGIES & RISKS
Equitable Premier Large Cap Growth Fund.................................... 1
Equitable Premier Large Cap Core Equity Fund............................... 2
Equitable Premier Large Cap Value Fund..................................... 3
Equitable Premier Small/Mid Cap Growth Fund................................ 4
Equitable Premier Small/Mid Cap Value Fund................................. 5
Equitable Premier International Equity Fund................................ 6
Equitable Premier Technology Fund.......................................... 7
Equitable Premier Health Care Fund......................................... 9
Equitable Premier Core Bond Fund.......................................... 10
Equitable Money Market Fund............................................... 12


FUND FEES & EXPENSES
Fund Fees & Expenses...................................................... 13


MORE ABOUT INVESTMENT STRATEGIES & RISK
More About Investment Strategies & Risk................................... 16


MANAGEMENT TEAM
The Manager and the Sub-advisers.......................................... 18


FUND SERVICES
Investing in the Fund..................................................... 24
How Sales Charges are Calculated.......................................... 25
Ways to Reduce or Eliminate Sales Charges................................. 28
It's Easy to Open an Account.............................................. 29
Buying Shares............................................................. 30
Selling Shares............................................................ 31
Selling Shares in Writing................................................. 32
Exchanging Shares......................................................... 33
Restrictions on Buying, Selling and Exchanging Shares..................... 33
How Fund Shares are Priced................................................ 34
Dividends and Distributions............................................... 35
Tax Consequences.......................................................... 35
Additional Information.................................................... 36
Glossary of Terms......................................................... 38


APPENDIX: More Information About Sub-Advisers..................... Appendix-1

EQUITABLE PREMIER LARGE CAP GROWTH FUND

                             MANAGER:      Equitable

                             SUB-ADVISERS: Columbus Circle Investors
                                           TCW Investment Management Company

--------------------------------------------------------------------------------
Key Terms

o GROWTH INVESTING -- An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

o LARGE CAP COMPANIES -- Companies with market capitalization in excess of $5 billion.
--------------------------------------------------------------------------------


INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the fund intends to invest at least 80% of its total assets in equity securities of U.S. large capitalization companies (companies with market capitalization in excess of $5 billion at the time of investment).

The fund intends to invest primarily in common stock but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stock, warrants and securities convertible into common stock.

Utilizing a due diligence process covering a number of key factors, Equitable selects sub-advisers from a pool of candidates to manage the fund's assets. It is anticipated that Equitable will allocate the fund's assets to two or more sub-advisers. Equitable may change the sub-advisers responsible for managing the fund's assets subject to the approval of the fund's board of trustees.

The sub-advisers focus on identifying companies expected to grow at a faster rate than the U.S. economy. This process involves researching and evaluating individual companies for potential investment. The sub-advisers may sell a security for a variety of reasons, including seeking more attractive growth prospects.

For temporary defensive purposes, the fund may invest, without limit, in cash or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in these instruments, the fund will not be pursuing its investment objective. The fund is not a market-timing vehicle.

PRINCIPAL INVESTMENT RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

o Equity Risk -- Stocks and other equity securities generally fluctuate in value more than bonds.

o Investment Style Risk -- The sub-advisers primarily use a particular style or set of styles -- in this case "growth" styles -- to select investments for the fund. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the fund's share price.

o Issuer-Specific Risk -- The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The fund could lose all of its investment in a company's stock.

o Portfolio Management Risk -- The risk that the strategies used by a fund's sub-advisers and their securities selections fail to produce the intended result.

More information about risks of an investment in the fund is provided below in "More About Investment Strategies & Risks."

EQUITABLE PREMIER LARGE CAP CORE EQUITY FUND

                             MANAGER:      Equitable

                             SUB-ADVISERS: MFS Investment Management
                                           Thornburg Investment Management, Inc.

--------------------------------------------------------------------------------
Key Terms

o CORE INVESTING -- An investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

o LARGE CAP COMPANIES -- Companies with market capitalization in excess of $5 billion.
--------------------------------------------------------------------------------

INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the fund intends to invest at least 80% of its total assets in equity securities of U.S. large capitalization companies (companies with market capitalization in excess of $5 billion at the time of investment).

The fund intends to invest primarily in common stock but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stock, warrants and securities convertible into common stock.

Utilizing a due diligence process covering a number of key factors, Equitable selects sub-advisers from a pool of candidates to manage the fund's assets. It is anticipated that Equitable will allocate the fund's assets to two or more sub-advisers. Equitable may change the sub-advisers responsible for managing the fund's assets subject to the approval of the fund's board of trustees.

The sub-advisers choose investments that offer a mix of companies with above average growth prospects, and those selling at reasonable valuations, or both. Among other things, this process involves researching and evaluating individual companies for potential investment. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

For temporary defensive purposes, the fund may invest, without limit, in cash or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in these instruments, the fund will not be pursuing its investment objective. The fund is not a market-timing vehicle.

PRINCIPAL INVESTMENT RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

o Equity Risk -- Stocks and other equity securities generally fluctuate in value more than bonds.

o Issuer-Specific Risk -- The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The fund could lose all of its investment in a company's stock.

o Portfolio Management Risk -- The risk that the strategies used by a fund's sub-advisers and their securities selections fail to produce the intended result.

More information about risks of an investment in the fund is provided below in "More About Investment Strategies & Risks."

EQUITABLE PREMIER LARGE CAP VALUE FUND

                          MANAGER:      Equitable

                          SUB-ADVISERS: Deutsche Asset Management, Inc.
                                        Institutional Capital Corporation (ICAP)


--------------------------------------------------------------------------------
Key Terms

o VALUE INVESTING -- An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

o LARGE CAP COMPANIES -- Companies with market capitalization in excess of $5 billion.
--------------------------------------------------------------------------------


INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the fund intends to invest at least 80% of its total assets in equity securities of U.S. large capitalization companies (companies with market capitalization in excess of $5 billion at the time of investment).

The fund intends to invest primarily in common stock but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stock, warrants and securities convertible into common stock.

Utilizing a due diligence process covering a number of key factors, Equitable selects sub-advisers from a pool of candidates to manage the fund's assets. It is anticipated that Equitable will allocate the fund's assets to two or more sub-advisers. Equitable may change the sub-advisers responsible for managing the fund's assets subject to the approval of the fund's board of trustees.

The sub-advisers focus primarily on stocks that are currently under-priced using certain financial measurements, including the stock's price-to-earnings and price-to-book ratios and dividend income potential. This process involves researching and evaluating individual companies for potential investment. This approach often leads the portfolio to focus on "strong companies" in out-of-favor sectors or out-of-favor companies exhibiting a catalyst for change. The sub-advisers may sell a security for a variety of reasons, such as when it becomes overvalued or shows deteriorating fundamentals.

For temporary defensive purposes, the fund may invest, without limit, in cash or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in these instruments, the fund will not be pursuing its investment objective. The fund is not a market-timing vehicle.

PRINCIPAL INVESTMENT RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

o Equity Risk -- Stocks and other equity securities generally fluctuate in value more than bonds.

o Investment Style Risk -- The sub-advisers primarily use a particular style or set of styles -- in this case "value" styles -- to select investments for the fund. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the fund's share price.

o Issuer-Specific Risk -- The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The fund could lose all of its investment in a company's stock.

o Portfolio Management Risk -- The risk that the strategies used by a fund's sub-advisers and their securities selections fail to produce the intended result.


More information about risks of an investment in the fund is provided below in "More About Investment Strategies & Risks."

EQUITABLE PREMIER SMALL/MID CAP GROWTH FUND

                                   MANAGER:      Equitable

                                   SUB-ADVISERS: MFS Investment Management
                                                 RS Investment Management, LP


--------------------------------------------------------------------------------
Key Terms

o GROWTH INVESTING -- An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

o SMALL/MID CAP COMPANIES -- Companies with market capitalization between $100 million and $10 billion.
--------------------------------------------------------------------------------


INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the fund intends to invest at least 80% of its total assets in equity securities of U.S. small- and mid-capitalization companies (companies with market capitalization between $100 million and $10 billion at the time of investment).

The fund intends to invest primarily in common stock but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stock, warrants and securities convertible into common stock.

Utilizing a due diligence process covering a number of key factors, Equitable selects sub-advisers from a pool of candidates to manage the fund's assets. It is anticipated that Equitable will allocate the fund's assets to two or more sub-advisers. Equitable may change the sub-advisers responsible for managing the fund's assets subject to the approval of the fund's board of trustees.

The sub-advisers will utilize an aggressive, growth-oriented investment style that emphasizes companies that are either in or entering into the growth phase of their business cycle. In choosing investments, sub-advisers utilize a process that involves researching and evaluating individual companies for potential investment. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

For temporary defensive purposes, the fund may invest, without limit, in cash or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in these instruments, the fund will not be pursuing its investment objective. The fund is not a market-timing vehicle.

PRINCIPAL INVESTMENT RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

o Equity Risk -- Stocks and other equity securities generally fluctuate in value more than bonds.

o Investment Style Risk -- The sub-advisers primarily use a particular style or set of styles -- in this case "growth" styles -- to select investments for the fund. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the fund's share price.

o Issuer-Specific Risk -- The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The fund could lose all of its investment in a company's stock.


o Small- and Mid-Capitalization Risk -- Equity risk is greater for the common stocks of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.


o Portfolio Management Risk -- The risk that the strategies used by a fund's sub-advisers and their securities selections fail to produce the intended result.


More information about risks of an investment in the fund is provided below in "More About Investment Strategies & Risks."

EQUITABLE PREMIER SMALL/MID CAP VALUE FUND

                       MANAGER:      Equitable

                       SUB-ADVISERS: Credit Suisse Asset Management, LLC (CSAM)
                                     TCW Investment Management Company


--------------------------------------------------------------------------------
Key  Terms

o VALUE INVESTING -- An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

o SMALL/MID CAP COMPANIES -- Companies with market capitalization between $100 million and $10 billion.
--------------------------------------------------------------------------------


INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the fund intends to invest at least 80% of its total assets in equity securities of U.S. small- and mid-capitalization companies (companies with market capitalization between $100 million and $10 billion at the time of investment).

The fund intends to invest primarily in common stock but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stock, warrants and securities convertible into common stock.

Utilizing a due diligence process covering a number of key factors, Equitable selects sub-advisers from a pool of candidates to manage the fund's assets. It is anticipated that Equitable will allocate the fund's assets to two or more sub-advisers. Equitable may change the sub-advisers responsible for managing the fund's assets subject to the approval of the fund's board of trustees.

The sub-advisers will utilize a value-oriented investment style that emphasizes companies deemed to be currently under-priced according to certain financial measurements, which may include price-to-earnings and price-to-book ratios and dividend income potential. This process involves researching and evaluating individual companies for potential investment by the portfolio. This approach will often lead the portfolio to focus on "strong companies" in out-of-favor sectors or out-of-favor companies exhibiting a catalyst for change. The sub-advisers may sell a security for a variety of reasons, such as when it becomes overvalued or shows deteriorating fundamentals.

For temporary defensive purposes, the fund may invest, without limit, in cash or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in these instruments, the fund will not be pursuing its investment objective. The fund is not a market-timing vehicle.


PRINCIPAL INVESTMENT RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

o Equity Risk -- Stocks and other equity securities generally fluctuate in value more than bonds.

o Investment Style Risk -- The sub-advisers primarily use a particular style or set of styles -- in this case "value" styles -- to select investments for the fund. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the fund's share price.

o Issuer-Specific Risk -- The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The fund could lose all of its investment in a company's stock.

o Small- and Mid-Capitalization Risk -- Equity risk is greater for the common stocks of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.


o Portfolio Management Risk -- The risk that the strategies used by a fund's sub-advisers and their securities selections fail to produce the intended result.


More information about risks of an investment in the fund is provided below in "More About Investment Strategies & Risks."

EQUITABLE PREMIER INTERNATIONAL EQUITY FUND

                                     MANAGER:      Equitable

                                     SUB-ADVISERS: Lazard Asset Management
                                                   OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
Key Term

o INTERNATIONAL INVESTING -- Focuses primarily on companies organized or headquartered outside the U.S.
--------------------------------------------------------------------------------

INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the fund intends to invest at least 65% of its total assets in equity securities of foreign companies (companies organized or headquartered outside of the U.S.). Foreign securities include securities issued by companies in countries with either developed or developing economies. The fund does not limit its investment to issuers within a specific market capitalization range.

The fund intends to invest primarily in common stock but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stock, warrants and securities convertible into common stock.

Utilizing a due diligence process covering a number of key factors, Equitable selects sub-advisers from a pool of candidates to manage the fund's assets. It is anticipated that Equitable will allocate the fund's assets to two or more sub-advisers. Equitable may change the sub-advisers responsible for managing the fund's assets subject to the approval of the fund's board of trustees.

Each of the sub-advisers utilizes an approach that concentrates its efforts on identifying foreign companies with good prospects for future growth. Other factors, such as country and regional factors, are considered by the sub-advisers. While the sub-advisers believe that the identification, research and selection of individual stocks is of great importance to the fund's success, regional issues or political and economic considerations also play a role in the overall success of the fund. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.


For temporary defensive purposes, the fund may invest, without limit, in U.S. securities, cash or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in these instruments, the fund will not be pursuing its investment objective. The fund is not a market-timing vehicle.


PRINCIPAL INVESTMENT RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

o Currency Risk -- The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.


o Equity Risk -- Stocks and other equity securities generally fluctuate in value more than bonds.

o Foreign Investing and Emerging Markets Risks -- The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad as well as adverse issuer specific developments and decreases in foreign currency values relative to the U.S. dollar. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

o Issuer-Specific Risk -- The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The fund could lose all of its investment in a company's stock.

o Portfolio Management Risk -- The risk that the strategies used by a fund's sub-advisers and their securities selections fail to produce the intended result.


More information about risks of an investment in the fund is provided below in "More About Investment Strategies & Risks."

EQUITABLE PREMIER TECHNOLOGY FUND

                                MANAGER:      Equitable

                                SUB-ADVISERS: Dresdner RCM Global Investors LLC
                                              Oak Associates, ltd.

--------------------------------------------------------------------------------
Key Term

o SECTOR FUND -- A fund that invests in only a subset of the overall equity market, in this case the Technology Sector. The fund is non-diversified.
--------------------------------------------------------------------------------

INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the fund intends to invest at least 80% of its total assets in equity securities of companies principally engaged in the technology sector. Such companies include, among others, those in the computer, electronic, including hardware and components, communication, e-commerce and information service industries. The fund does not limit its investment to issuers with a specific market capitalization range.

The fund intends to invest primarily in common stock but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stock, warrants and securities convertible into common stock.

Utilizing a due diligence process covering a number of key factors, Equitable selects sub-advisers from a pool of candidates to manage the fund's assets. It is anticipated that Equitable will allocate the fund's assets to two or more sub-advisers. Equitable may change the sub-advisers responsible for managing the fund's assets subject to the approval of the fund's board of trustees.

The sub-advisers select securities based upon fundamental analysis, such as an analysis of earnings, cash flows, competitive position and management's abilities. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

For temporary defensive purposes, the fund may invest, without limit, in cash or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in these instruments, the fund will not be pursuing its investment objective. The fund is not a market-timing vehicle.

PRINCIPAL INVESTMENT RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

o Equity Risk -- Stocks and other equity securities generally fluctuate in value more than bonds.

o Technology Sector Risk -- The value of the fund's shares is particularly vulnerable to factors affecting the technology industry, such as dependency on consumer and business acceptance as new technology evolves, large and rapid price movements resulting from competition, rapid obsolescence of products and services and short product cycles. Many technology companies are small and at an earlier stage of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources.

o Issuer-Specific Risk -- The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The fund could lose all of its investment in a company's stock.

o Non-Diversification Risk -- As a non-diversified mutual fund, more of the fund's assets may be focused in the common stock of a small number of issuers or one sector of the market, which may make the value of the fund's shares more susceptible to certain risks than shares of a diversified mutual fund.


o Sector Concentration Risk -- Since the fund invests primarily in a particular sector, it could experience significant volatility; greater than stock funds investing in a broader range of industries.

o Small- and Mid-Capitalization Risk -- Many companies in the technology sector have relatively small market capitalization. Equity risk is greater for the common stocks of those companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

o Portfolio Management Risk -- The risk that the strategies used by a fund's sub-advisers and their securities selections fail to produce the intended result.


More information about risks of an investment in the fund is provided below in "More About Investment Strategies & Risks."

EQUITABLE PREMIER HEALTH CARE FUND

                               MANAGER:      Equitable

                               SUB-ADVISERS: Dresdner RCM Global Investors LLC
                                             T. Rowe Price Associates, Inc.

--------------------------------------------------------------------------------
Key Term

o SECTOR FUND -- A fund that invests in only a subset of the overall equity market, in this case the Health Care Sector. The fund is non-diversified.
--------------------------------------------------------------------------------

INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the fund intends to invest at least 80% of its total assets in equity securities of companies engaged in the research, development, production or distribution of products or services related to health care, medicine or the life sciences (collectively termed "health sciences"). While the fund can invest in companies of any size, the majority of fund assets are expected to be invested in large- and mid-capitalization companies.

The health sciences sector consists of four main areas: pharmaceutical, health care services companies, product and device providers and biotechnology firms. The fund's allocation among these four areas will vary depending on the relative potential within each area and the outlook for the overall health sciences sector.

The fund intends to invest primarily in common stock but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stock, warrants and securities convertible into common stock.

Utilizing a due diligence process covering a number of key factors, Equitable selects sub-advisers from a pool of candidates to manage the fund's assets. It is anticipated that Equitable will allocate the fund's assets to two or more sub-advisers. Equitable may change the sub-advisers responsible for managing the fund's assets subject to the approval of the fund's board of trustees.

The sub-advisers select securities through fundamental analysis, such as an analysis of earnings, cash flows, competitive position and management's abilities. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

For temporary defensive purposes, the fund may invest, without limit, in cash or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in these instruments, the fund will not be pursuing its investment objective. The fund is not a market-timing vehicle.

PRINCIPAL INVESTMENT RISKS
An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

o Equity Risk -- Stocks and other equity securities generally fluctuate in value more than bonds.

o Health Care Sector Risk -- The value of the fund's shares is particularly vulnerable to factors affecting the health care industry, such as substantial government regulation. Also, the products and services offered by health care companies may be subject to rapid obsolescence caused by scientific advances and technological innovations.

o Issuer-Specific Risk -- The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The fund could lose all of its investment in a company's stock.

o Non-Diversification Risk -- As a non-diversified mutual fund, more of the fund's assets may be focused in the common stock of a small number of issuers or one sector of the market, which may make the value of the fund's shares more susceptible to certain risks than shares of a diversified mutual fund.


o Sector Concentration Risk -- Since the fund invests primarily in a particular sector, it could experience significant volatility; greater than stock funds investing in a broader range of industries.


o Portfolio Management Risk -- The risk that the strategies used by a fund's sub-advisers and their securities selections fail to produce the intended result.





More information about risks of an investment in the fund is provided below in "More About Investment Strategies & Risks."

EQUITABLE PREMIER CORE BOND FUND

                                         MANAGER:     Equitable

                                         SUB-ADVISER: BlackRock Advisors, Inc.

--------------------------------------------------------------------------------
Key Term

o TOTAL RETURN -- A way of measuring fund performance. Total return is based on a calculation that takes into account dividends, capital gain distributions and the increase or decrease in share price.
--------------------------------------------------------------------------------

INVESTMENT GOAL

To seek a high level of current income consistent with a prudent level of risk.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the fund intends to invest at least 80% of its total assets in investment grade debt securities. The fund focuses on U.S. government and corporate debt securities and mortgage- and asset-backed securities. The fund may also invest in bonds of foreign issuers. Debt securities represent an issuer's obligation to repay a loan of money that generally pays interest to the holder. Bonds, notes and debentures are examples of debt securities.

The fund may also invest in derivative securities. Derivative securities include futures and options contracts, options on futures contracts, foreign currencies, securities and bond indices, structured notes, swaps and indexed securities.


The fund may purchase bonds of any maturity, but generally the portfolio's overall effective duration will be of an intermediate-term nature (similar to that of five- to seven-year U.S. Treasury notes) and have a comparable duration to that of the Lehman Brothers Aggregate Index. Effective duration is a measure of the expected change in value from changes in interest rates. Typically, a bond with a low (short) duration means that its value is less sensitive to interest rate changes, while bonds with a high (long) duration are more sensitive.


The fund only invests in securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the sub-adviser to be of similar quality. If a security falls below investment grade, the fund's sub-adviser will decide whether to continue to hold the security, and it will be sold if, in the opinion of the sub-adviser, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

Utilizing a due diligence process covering a number of key factors, Equitable selects sub-advisers from a pool of candidates to manage the fund's assets. While it is anticipated that Equitable will select one sub-adviser to manage the fund, it may add other sub-advisers or change the sub-adviser responsible for managing the fund's assets subject to the approval of the fund's board of trustees.

The fund's sub-adviser evaluates several categories of the bond market and individual securities within these categories. The sub-adviser selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities, corporate bonds and bonds of foreign issuers. Securities are purchased for the fund when the sub-adviser determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund's sub-adviser may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

For temporary defensive purposes, the fund may invest, without limit, in cash or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in these instruments, the fund will not be pursuing its investment objective.

PRINCIPAL INVESTMENT RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

o Credit/Default Risk -- The risk that the issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation.

o Interest Rate Risk -- The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise.

o Issuer-Specific Risk -- The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

o Mortgage-Backed and Asset-Backed Securities Risk -- The risk that the principal on mortgage- or asset-backed securities may be prepaid at any time which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates.

o Derivatives Risk -- The fund's investments in derivatives may rise or fall more rapidly than other investments.

o Portfolio Management Risk -- The risk that the strategies used by a fund's sub-adviser and its securities selections fail to produce the intended result.


More information about risks of an investment in the fund is provided below in "More About Investment Strategies & Risks."

EQUITABLE MONEY MARKET FUND

                     MANAGER:     Equitable

                     SUB-ADVISER: BlackRock Institutional Management Corporation

--------------------------------------------------------------------------------
Key Term

o MONEY MARKET FUND -- A fund consisting of high quality short-term debt securities that is committed to maintaining a net asset value of $1.00 per share. Dividends are calculated daily and paid monthly.
--------------------------------------------------------------------------------

INVESTMENT GOAL

To seek a high level of current income that is consistent with maintaining liquidity and preserving capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the fund intends to invest only in short-term, high quality dollar-denominated securities. These securities may be issued by U.S. companies, U.S. and foreign banks, U.S. and foreign governments, U.S. agencies, states and municipalities and international organizations, such as the World Bank and the International Monetary Fund. The fund may also invest in repurchase agreements based on these securities.

The fund will maintain a weighted average portfolio maturity of 90 days or less, and will not invest in securities with remaining maturities of more than 13 months.

Utilizing a due diligence process covering a number of key factors, Equitable selects sub-advisers from a pool of candidates to manage the fund's assets. While it is anticipated that Equitable will select one sub-adviser to manage the fund, it may add other sub-advisers or change the sub-adviser responsible for managing the fund's assets subject to the approval of the fund's board of trustees.

In managing the portfolio, the sub-adviser searches for the best values on securities that meet the fund's credit and maturity requirements.

All securities purchased by the fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, which is designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of a floating or variable rate instrument or the period remaining until the principal amount can be recovered through demand, the market value of the floating or variable rate instrument will approximate its amortized cost.


PRINCIPAL INVESTMENT RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

o Credit Risk/Default -- The risk that the issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation.

o Foreign Investing Risks -- The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar.

o Interest Rate Risk -- The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise.

o Portfolio Management Risk -- The risk that the strategies used by a fund's sub-adviser and its securities selections fail to produce the intended result.


An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund

More information about risks of an investment in the fund is provided below in "More About Investment Strategies & Risks."

FUND FEES & EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each fund.

SHAREHOLDER FEES
(fees paid directly from your investment)

---------------------------------------------------------------------------------------------------------
EQUITABLE PREMIER LARGE CAP GROWTH FUND, EQUITABLE PREMIER LARGE CAP CORE EQUITY FUND, EQUITABLE PREMIER
LARGE CAP VALUE FUND, EQUITABLE PREMIER SMALL/MID CAP GROWTH FUND, EQUITABLE PREMIER SMALL/MID CAP VALUE
FUND, EQUITABLE PREMIER INTERNATIONAL EQUITY FUND, EQUITABLE PREMIER TECHNOLOGY FUND, EQUITABLE PREMIER
HEALTH CARE FUND
---------------------------------------------------------------------------------------------------------
                                                     CLASS A      CLASS B     CLASS C     CLASS Z
---------------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)*                         5.50%        5.00%       2.00%       NONE
---------------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
 PURCHASES (AS A PERCENTAGE OF OFFERING PRICE)        5.50%        NONE        1.00%       NONE
---------------------------------------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES CHARGE (LOAD)
 (AS A PERCENTAGE OF ORIGINAL PURCHASE
 PRICE OR REDEMPTION PROCEEDS, AS APPLICABLE)         NONE         5.00%       1.00%       NONE
---------------------------------------------------------------------------------------------------------
 REDEMPTION FEES                                      NONE         NONE        NONE        NONE
---------------------------------------------------------------------------------------------------------
 ACCOUNT FEE                                           **           **          **          **
---------------------------------------------------------------------------------------------------------

* This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charges.
** An annual account fee of $50 will be charged on accounts with balances of $500 or less.

---------------------------------------------------------------------------------------------------------
EQUITABLE PREMIER CORE BOND FUND
---------------------------------------------------------------------------------------------------------
                                                     CLASS A      CLASS B     CLASS C     CLASS Z
---------------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)*                         4.50%        5.00%       2.00%       NONE
---------------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
 PURCHASES (AS A PERCENTAGE OF OFFERING PRICE)        4.50%        NONE        1.00%       NONE
---------------------------------------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES CHARGE (LOAD)
 (AS A PERCENTAGE OF ORIGINAL PURCHASE
 PRICE OR REDEMPTION PROCEEDS, AS APPLICABLE)         NONE         5.00%       1.00%       NONE
---------------------------------------------------------------------------------------------------------
 REDEMPTION FEES                                      NONE         NONE        NONE        NONE
---------------------------------------------------------------------------------------------------------
 ACCOUNT FEE                                           **           **          **          **
---------------------------------------------------------------------------------------------------------

* This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charges.
** An annual account fee of $50 will be charged on accounts with balances of $500 or less.

---------------------------------------------------------------------------------------------------------
EQUITABLE MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------
                                                     CLASS A      CLASS B     CLASS C     CLASS Z
---------------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)*                         NONE         NONE        NONE        NONE
---------------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
 PURCHASES (AS A PERCENTAGE OF OFFERING PRICE)        NONE         NONE        NONE        NONE
---------------------------------------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES CHARGE (LOAD)
 (AS A PERCENTAGE OF ORIGINAL PURCHASE
 PRICE OR REDEMPTION PROCEEDS, AS APPLICABLE)         NONE         NONE        NONE        NONE
---------------------------------------------------------------------------------------------------------
 REDEMPTION FEES                                      NONE         NONE        NONE        NONE
---------------------------------------------------------------------------------------------------------
 ACCOUNT FEE                                           **           **          **          **
---------------------------------------------------------------------------------------------------------

* This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charges.
** An annual account fee of $50 will be charged on accounts with balances of $500 or less.

FUND FEES & EXPENSES

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets, as a percentage of average daily net assets)


----------------------------------------------------------------------------------------------------------------------------
                                EQUITABLE PREMIER LARGE CAP GROWTH FUND        EQUITABLE PREMIER LARGE CAP CORE EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------
                                CLASS A    CLASS B    CLASS C    CLASS Z        CLASS A    CLASS B    CLASS C    CLASS Z
----------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEE                   0.85%      0.85%      0.85%      0.85%          0.85%      0.85%      0.85%      0.85%
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION AND/OR SERVICE
(12B-1) FEES (INCLUDING
0.25% SERVICE FEE)               0.25%      1.00%      1.00%      0.00%          0.25%      1.00%      1.00%      0.00%
----------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES*                  0.54%      0.54%      0.54%      0.54%          0.54%      0.54%      0.54%      0.54%
----------------------------------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES         1.64%      2.39%      2.39%      1.39%          1.64%      2.39%      2.39%      1.39%
----------------------------------------------------------------------------------------------------------------------------
WAIVED FEES**                   (0.34%)    (0.34%)    (0.34%)    (0.34%)        (0.34%)    (0.34%)    (0.34%)    (0.34%)
----------------------------------------------------------------------------------------------------------------------------
NET OPERATING EXPENSES           1.30%      2.05%      2.05%      1.05%          1.30%      2.05%      2.05%      1.05%
----------------------------------------------------------------------------------------------------------------------------
                                 EQUITABLE PREMIER LARGE CAP VALUE FUND        EQUITABLE PREMIER SMALL/MID CAP GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------
                                CLASS A    CLASS B    CLASS C    CLASS Z        CLASS A    CLASS B    CLASS C    CLASS Z
----------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEE                   0.85%      0.85%      0.85%      0.85%          1.05%      1.05%      1.05%      1.05%
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION AND/OR SERVICE
(12B-1) FEES (INCLUDING
0.25% SERVICE FEE)               0.25%      1.00%      1.00%      0.00%          0.25%      1.00%      1.00%      0.00%
----------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES*                  0.54%      0.54%      0.54%      0.54%          0.54%      0.54%      0.54%      0.54%
----------------------------------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES         1.64%      2.39%      2.39%      1.39%          1.84%      2.59%      2.59%      1.59%
----------------------------------------------------------------------------------------------------------------------------
WAIVED FEES**                   (0.34%)    (0.34%)    (0.34%)    (0.34%)        (0.34%)    (0.34%)    (0.34%)    (0.34%)
----------------------------------------------------------------------------------------------------------------------------
NET OPERATING EXPENSES           1.30%      2.05%      2.05%      1.05%          1.50%      2.25%      2.25%      1.25%
----------------------------------------------------------------------------------------------------------------------------
                               EQUITABLE PREMIER SMALL/MID CAP VALUE FUND      EQUITABLE PREMIER INTERNATIONAL EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------
                                CLASS A    CLASS B    CLASS C    CLASS Z        CLASS A    CLASS B    CLASS C    CLASS Z
----------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEE                   1.05%      1.05%      1.05%      1.05%          1.00%      1.00%      1.00%      1.00%
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION AND/OR SERVICE
(12B-1) FEES (INCLUDING
0.25% SERVICE FEE)               0.25%      1.00%      1.00%      0.00%          0.25%      1.00%      1.00%      0.00%
----------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES*                  0.54%      0.54%      0.54%      0.54%          0.61%      0.61%      0.61%      0.61%
----------------------------------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES         1.84%      2.59%      2.59%      1.59%          1.86%      2.61%      2.61%      1.61%
----------------------------------------------------------------------------------------------------------------------------
WAIVED FEES**                   (0.34%)    (0.34%)    (0.34%)    (0.34%)        (0.11%)    (0.11%)    (0.11%)    (0.11%)
----------------------------------------------------------------------------------------------------------------------------
NET OPERATING EXPENSES           1.50%      2.25%      2.25%      1.25%          1.75%      2.50%      2.50%      1.50%
----------------------------------------------------------------------------------------------------------------------------
                                    EQUITABLE PREMIER TECHNOLOGY FUND              EQUITABLE PREMIER HEALTH CARE FUND
----------------------------------------------------------------------------------------------------------------------------
                                CLASS A    CLASS B    CLASS C    CLASS Z        CLASS A    CLASS B    CLASS C    CLASS Z
----------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEE                   1.15%      1.15%      1.15%      1.15%          1.15%      1.15%      1.15%      1.15%
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION AND/OR SERVICE
(12B-1) FEES (INCLUDING
0.25% SERVICE FEE)               0.25%      1.00%      1.00%      0.00%          0.25%      1.00%      1.00%      0.00%
----------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES*                  0.54%      0.54%      0.54%      0.54%          0.60%      0.60%      0.60%      0.60%
----------------------------------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES         1.94%      2.69%      2.69%      1.69%          2.00%      2.75%      2.75%      1.75%
----------------------------------------------------------------------------------------------------------------------------
WAIVED FEES**                   (0.14%)    (0.14%)    (0.14%)  (  0.14%)        (0.20%)    (0.20%)    (0.20%)    (0.20%)
----------------------------------------------------------------------------------------------------------------------------
NET OPERATING EXPENSES           1.80%      2.55%      2.55%      1.55%          1.80%      2.55%      2.55%      1.55%
----------------------------------------------------------------------------------------------------------------------------
                                   EQUITABLE PREMIER CORE BOND FUND                   EQUITABLE MONEY MARKET FUND
----------------------------------------------------------------------------------------------------------------------------
                                CLASS A    CLASS B    CLASS C    CLASS Z        CLASS A    CLASS B    CLASS C    CLASS Z
----------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEE                   0.60%      0.60%      0.60%      0.60%          0.50%      0.50%      0.50%      0.50%
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION AND/OR SERVICE
(12B-1) FEES (INCLUDING
0.25% SERVICE FEE)               0.25%      1.00%      1.00%      0.00%          0.25%      1.00%      1.00%      0.00%
----------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES*                  0.54%      0.54%      0.54%      0.54%          0.39%      0.39%      0.39%      0.39%
----------------------------------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES         1.39%      2.14%      2.14%      1.14%          1.14%      1.89%      1.89%      0.89%
----------------------------------------------------------------------------------------------------------------------------
WAIVED FEES**                   (0.44%)    (0.44%)    (0.44%)    (0.44%)        (0.19%)    (0.19%)    (0.19%)    (0.19%)
----------------------------------------------------------------------------------------------------------------------------
NET OPERATING EXPENSES           0.95%      1.70%      1.70%      0.70%          0.95%      1.70%      1.70%      0.70%
----------------------------------------------------------------------------------------------------------------------------


* Other expenses are based on estimated amounts for the current fiscal year.
** Pursuant to a contract, Equitable has agreed to make payments or waive its fees to limit the expenses of each fund for the fund's initial fiscal period and for the fiscal year ended October 31, 2002. Equitable may be reimbursed the amount of any such payments in the future provided that the payments are reimbursed within three years of the payment being made and the combination of the fund's expense ratio and such reimbursements do not exceed the fund's expense cap. If the actual expense ratio is less than the expense cap and Equitable has recouped any eligible previous payments made, the fund will be charged such lower expenses.

FUND FEES & EXPENSES

EXAMPLE

This example is intended to help you compare the direct and indirect cost of investing in each fund with the cost of investing in other mutual funds.

The example assumes that:

o    You invest $10,000 in the fund for the time periods indicated;

o    Your investment has a 5% return each year; and

o    The fund's operating expenses remain the same.

Although your actual costs and returns may be higher or lower, based on these assumptions, your costs would be:


------------------------------------------------------------------------------------------------------------------------------------
                   EQUITABLE PREMIER LARGE CAP GROWTH FUND                      EQUITABLE PREMIER LARGE CAP CORE EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
                           CLASS B             CLASS C                                   CLASS B             CLASS C
           CLASS A       (1)      (2)        (1)      (2)     CLASS Z     CLASS A      (1)      (2)        (1)      (2)     CLASS Z
------------------------------------------------------------------------------------------------------------------------------------
1 YEAR      $  675     $  708   $  208     $  406   $  306     $  107     $  675     $  708   $  208     $  406   $  306     $  107
------------------------------------------------------------------------------------------------------------------------------------
3 YEARS     $  939     $1,043   $  643     $  736   $  736     $  334     $  939     $1,043   $  643     $  736   $  736     $  334
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                     EQUITABLE PREMIER LARGE CAP VALUE FUND                    EQUITABLE PREMIER SMALL/MID CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
                           CLASS B             CLASS C                                   CLASS B             CLASS C
           CLASS A       (1)      (2)        (1)      (2)     CLASS Z     CLASS A      (1)      (2)        (1)      (2)     CLASS Z
------------------------------------------------------------------------------------------------------------------------------------
1 YEAR      $  675     $  708   $  208     $  406   $  306     $  107     $  694     $  728   $  228     $  426   $  326     $  127
------------------------------------------------------------------------------------------------------------------------------------
3 YEARS     $  939     $1,043   $  643     $  736   $  736     $  334     $  998     $1,103   $  703     $  796   $  796     $  397
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                     EQUITABLE PREMIER SMALL/MID CAP VALUE FUND                  EQUITABLE PREMIER INTERNATIONAL EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
                           CLASS B             CLASS C                                   CLASS B             CLASS C
           CLASS A       (1)      (2)        (1)      (2)     CLASS Z     CLASS A      (1)      (2)        (1)      (2)     CLASS Z
------------------------------------------------------------------------------------------------------------------------------------
1 YEAR      $  694     $  728   $  228     $  426   $  326     $  127     $  718     $  753   $  253     $  451   $  351     $  153
------------------------------------------------------------------------------------------------------------------------------------
3 YEARS     $  998     $1,103   $  703     $  796   $  796     $  397     $1,071     $1,179   $  779     $  871   $  871     $  474
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                         EQUITABLE PREMIER TECHNOLOGY FUND                               EQUITABLE PREMIER HEALTH CARE FUND
------------------------------------------------------------------------------------------------------------------------------------
                           CLASS B             CLASS C                                   CLASS B             CLASS C
           CLASS A       (1)      (2)        (1)      (2)     CLASS Z     CLASS A      (1)      (2)        (1)      (2)     CLASS Z
------------------------------------------------------------------------------------------------------------------------------------
1 YEAR      $  723     $  758   $  258     $  456   $  356     $  158     $  723     $  758   $  258     $  456   $  356     $  158
------------------------------------------------------------------------------------------------------------------------------------
3 YEARS     $1,085     $1,193   $  793     $  886   $  886     $  490     $1,085     $1,193   $  793     $  886   $  886     $  490
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                         EQUITABLE PREMIER CORE BOND FUND                              EQUITABLE MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
                           CLASS B             CLASS C                                   CLASS B             CLASS C
           CLASS A       (1)      (2)        (1)      (2)     CLASS Z     CLASS A      (1)      (2)        (1)      (2)     CLASS Z
------------------------------------------------------------------------------------------------------------------------------------
1 YEAR      $  543     $  673   $  173     $  371   $  271     $   72     $   97     $  173   $  173     $  173   $  173     $   72
------------------------------------------------------------------------------------------------------------------------------------
3 YEARS     $  739     $  936   $  536     $  630   $  630     $  224     $  303     $  536   $  536     $  536   $  536     $  224
------------------------------------------------------------------------------------------------------------------------------------


(1) Assumes redemption at end of period
(2) Assumes no redemption at end of period

MORE ABOUT INVESTMENT STRATEGIES & RISKS

The funds are newly organized and have no operating history or performance information prior to the date of this prospectus. Performance of the funds will vary over time.
--------------------------------------------------------------------------------

ADDITIONAL RISKS


The funds have principal investment strategies that come with inherent risks. Each fund's principal risks are described in its principal risks section. The following is a list of additional risks to which each fund may be subject by investing in various types of securities or engaging in various practices. Unless otherwise indicated each risk applies to all the funds.


--------------------------------------------------------------------------------

CURRENCY RISK. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

DERIVATIVE RISK. A fund's investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a fund's exposure to stock market values, interest rates or the currency exchange rate. These types of transactions will be used primarily for hedging purposes.

FOREIGN INVESTING AND EMERGING MARKETS RISKS. The value of a fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

INFORMATION RISK. The risk that key information about a security is inaccurate or unavailable.

INTEREST RATE RISK, MATURITY RISK AND CREDIT RISK. When interest rates decline, the value of a fund's debt securities generally rises. Conversely, when interest rates rise, the value of a fund's debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities. It is also possible that the issuer of a security will not be able to make interest and principal payments when due.

LEVERAGE RISK. The risk associated with securities or practices (e.g. borrowing) that multiply small price movements into large changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a fund uses a derivative security for purposes other than as a hedge, that fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a fund.

CREDIT QUALITY RISK. Lower rated bonds involve greater risks of default or downgrade and are more volatile than investment-grade securities. Lower rated bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes to an issuer's creditworthiness. In addition, issuers of lower rated bonds may be more susceptible than other issuers to economic downturns. Lower rated bonds are subject to the risk that the issuer may not be able to pay interest and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market of the bond. Only the Health Care Fund and the Technology Fund currently are permitted to invest more than 5% of their assets in lower rated bonds.

MARKET RISK. The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon change in a company's financial condition as well as overall market and economic conditions.

OPPORTUNITY RISK. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments.

POLITICAL RISK. The risk of losses directly attributable to government or political actions.


PORTFOLIO TURNOVER RISK. High portfolio turnover may result in increased transaction costs to a fund. The sale of fund securities may result in the recognition of capital gain or loss.

SPECIAL SITUATIONS RISK. The International Fund may use aggressive investment techniques, including seeking to benefit from "special situations," such as mergers, reorganizations or other unusual events expected to affect a particular issuer. There is a risk that the "special situation" might not occur, which could have a negative impact on the price of the issuer's securities and fail to produce the expected gains or produce a loss for the fund.

UNSEASONED COMPANIES RISK. The International Fund can invest in small unseasoned companies. These are companies that have been in operation less than three years, including operation of any predecessors. These securities may have limited liquidity and their prices may be very volatile.

VALUATION RISK. The risk that a fund has valued certain securities at a higher price than it can sell them for.

--------------------------------------------------------------------------------

ADDITIONAL INVESTMENT STRATEGIES

The following is a list of additional investment strategies used by some of the funds. For further information about investment strategies, see the funds' Statement of Additional Information ("SAI").

--------------------------------------------------------------------------------

DERIVATIVES. The funds can use "derivative" instruments to seek enhanced returns or to try to hedge investment risks, although it is not anticipated that they will do so to a significant degree. In general terms, a derivative instrument is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and forward contracts are examples of "derivatives."

FOREIGN INVESTING. The funds may invest in foreign securities, including depositary receipts of foreign based companies, including companies based in developing countries.


PORTFOLIO TURNOVER. The funds do not restrict the frequency of trading to limit expenses or to minimize the tax effect that a fund's distributions may have on shareholders. The funds may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover). It is anticipated that the Large Cap Value Fund, Small/Mid Cap Growth Fund, HealthCare Fund, and the Core Bond Fund may have high portfolio turnover.

MANAGEMENT TEAM
The Manager and the Sub-advisers

THE MANAGER

Equitable, 1290 Avenue of the Americas, New York, New York 10104, serves as the Manager of each fund. Equitable is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a subsidiary of AXA, a French insurance holding company.

As Manager, Equitable has a variety of responsibilities for the general management and administration of the Trusts and their respective funds, including the selection of sub-advisers. Equitable plays an active role in monitoring each fund by using state of the art fund measurement systems to strengthen its evaluation of fund performance, style, risk levels, diversification and other criteria. Equitable also frequently meets with each sub-adviser's fund management team to ensure that investment activities remain consistent with the funds' investment style and objectives.

Beyond performance analysis, Equitable monitors significant changes that may impact the sub-adviser's overall business. Equitable routinely performs on-site due diligence reviews to assess continuity in the sub-adviser's operations and look for changes in operations, investment personnel and senior management. Representatives of Equitable also perform annual on-site due diligence reviews with each sub-adviser.


In its capacity as Manager, Equitable has access to detailed, comprehensive information concerning fund performance and fund operations. A team is responsible for conducting ongoing investment reviews with each sub-adviser and for developing the criteria by which fund performance is measured.


Equitable may change the sub-advisers responsible for managing a fund's assets subject to the approval of the fund's Board of Trustees. Equitable has full discretion to allocate a fund's assets among the fund's sub-advisers. Equitable recommends sub-advisers for each fund to the Trustees based upon its continuing quantitative and qualitative evaluation of each sub-adviser's skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the funds are not associated with any one portfolio manager, and benefit from independent specialists carefully selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a sub-adviser, and Equitable does not expect to recommend frequent changes of sub-advisers. Equitable has received an exemptive order from the SEC to permit each Trust's Board of Trustees ("Board") to select and replace sub-advisers and to amend the sub-advisory agreements between Equitable and the sub-advisers without obtaining shareholder approval. Accordingly, Equitable is able, subject to the approval of the Board, to appoint and replace sub-advisers and to amend sub-advisory agreements without obtaining shareholder approval.

MANAGEMENT TEAM
The Manager and the Sub-advisers (cont'd)

THE SUB-ADVISERS

Each fund's investments are selected by one or more sub-advisers. The following table describes each fund's sub-adviser(s), portfolio manager(s) and each portfolio manager's business experience. Additional information about each sub-adviser is contained in the Appendix.

---------------------------------------------------------------------------------------------------------------------------------
                               SUB-ADVISER(S) AND
 FUND                          PORTFOLIO MANAGER(S)         BUSINESS EXPERIENCE
---------------------------------------------------------------------------------------------------------------------------------
 Equitable Premier Large Cap   COLUMBUS CIRCLE INVESTORS   Mr. Rizza has been a Managing Director of Columbus
 Growth Fund                   Metro Center                Circle Investors ("CCI") since 1995 He joined CCI in 1991
                               One Station Place           as a Security Analyst. Prior to joining CCI, he was a
                               8th Floor South             Research Analyst at Connecticut National Bank from 1987
                               Stamford, CT 06902          to 1991.

                               Portfolio Manager
                               Anthony Rizza, Sr.

                               TCW INVESTMENT MANAGEMENT   Mr. Bickerstaff has been a Managing Director of TCW
                               COMPANY                     Investment Management Company ("TCW") since he
                               865 South Figueroa Street   joined the firm in 1998. Prior to joining TCW, he was a
                               Los Angeles, CA 90017       Vice President and Senior Portfolio Manager at
                                                           Transamerica Investment Services from 1987 to 1998.
                               Portfolio Managers
                               Glen E. Bickerstaff         Mr. Beitner has been a Managing Director of TCW since
                               Brian M. Beitner            he joined the firm in 1998. Prior to joining TCW, he was a
                               Leigh R. Crawford           Senior Vice President with Scudder Kemper Investments
                                                           from 1990 to 1998.

                                                           Mr. Crawford has been a Senior Vice President of TCW
                                                           since 1999. He joined TCW in 1994 as an Analyst in
                                                           TCW's Equities Research Department and was promoted to
                                                           Product Research Analyst in 1999.
---------------------------------------------------------------------------------------------------------------------------------
 Equitable Premier Large Cap   MFS INVESTMENT              MFS Investment Management ("MFS") currently manages
 Core Equity Fund              MANAGEMENT                  its portion of the fund through a committee comprised of
                               500 Boylston Street         various equity research analysts employed by the firm or
                               Boston, MA 02116            MFS' investment advisory affiliates.

                               THORNBURG INVESTMENT        Mr. Fries has been a Managing Director and Portfolio
                               MANAGEMENT, INC.            Manager with Thornburg Investment Management, Inc.
                               119 East Marcy Street       ("Thornburg") since 1995. Prior to joining Thornburg, he
                               Santa Fe, NM 87501-2046     was with USAA as a Portfolio Manager and Analyst from
                                                           1975 to 1995.
                               Portfolio Manager
                               William V. Fries
---------------------------------------------------------------------------------------------------------------------------------

MANAGEMENT TEAM
The Manager and the Sub-advisers (cont'd)


---------------------------------------------------------------------------------------------------------------------------------
                               SUB-ADVISER(S) AND
 FUND                          PORTFOLIO MANAGER(S)                 BUSINESS EXPERIENCE
---------------------------------------------------------------------------------------------------------------------------------
 Equitable Premier Large Cap   DEUTSCHE ASSET MANAGEMENT, INC.     Mr. Giblin has been a Managing Director of Deutsche Asset
 Value Fund                    130 Liberty Street                  Management, Inc. ("DAMI") since April 2001. He joined
                               New York, NY 10006                  DAMI in 1995 as a Vice President and was promoted to
                                                                   Director shortly thereafter. Prior to joining DAMI, he was a
                               Portfolio Manager                   Portfolio Manager for CIGNA Equity Advisors from 1980
                               James F. Giblin                     to 1995.


                               INSTITUTIONAL CAPITAL CORPORATION   Mr. Lyon has been President and Chief Investment Officer
                               (ICAP)                              of Institutional Capital Corporation ("ICAP") since 1992.
                               225 West Wacker Dr.                 He was a Analyst with ICAP from 1976 to 1981 and
                               Suite 2400                          returned in 1988 as Director of Research before leading a
                               Chicago, IL 60606                   group in buying out the firm's founder.

                               Portfolio Manager
                               Robert H. Lyon
---------------------------------------------------------------------------------------------------------------------------------
 Equitable Premier Small/Mid   MFS INVESTMENT MANAGEMENT           Mr. Regan has been a Senior Vice President of MFS
 Cap Growth Fund               500 Boylston Street                 Investment Management ("MFS") since 1999. He joined
                               Boston, MA 02116                    MFS in 1989 as a Research Analyst and was promoted to
                                                                   Vice President in 1992 and Portfolio Manager in 1993.
                               Portfolio Managers
                               Mark Regan                          Mr. Sette-Ducati has been a Vice President of MFS since
                               David Sette-Ducati                  1999. He joined MFS in 1995 as a Research Analyst and
                                                                   was promoted to Investment Officer in 1997 and Portfolio
                                                                   Manager in February 2000.

                               RS INVESTMENT MANAGEMENT, LP        Mr. Seabern has been a Principal and Co-Portfolio Manager
                               388 Market Street                   at RS Investment Management, LP ("RSIM") since 1999.
                               Suite 200                           He joined RSIM in 1993 as an Analyst. Prior to joining
                               San Francisco, CA 94111             RSIM, he was an Analyst with Duncan-Hurst Capital
                                                                   Management from 1991 to 1993.
                               Portfolio Managers
                               John Seabern                        Mr. Wallace has been a Managing Director of RSIM since
                               John Wallace                        1999. He joined RSIM in 1995 as a Portfolio Manager.
                                                                   Prior to joining RSIM, Mr. Wallace was a Vice President
                                                                   and Portfolio Manager at OppenheimerFunds from 1986 to
                                                                   1995.
---------------------------------------------------------------------------------------------------------------------------------

MANAGEMENT TEAM
The Manager and the Sub-advisers (cont'd)


---------------------------------------------------------------------------------------------------------------------------------
                                   SUB-ADVISER(S) AND
 FUND                              PORTFOLIO MANAGER(S)               BUSINESS EXPERIENCE
---------------------------------------------------------------------------------------------------------------------------------
 Equitable Premier Small/Mid       CREDIT SUISSE ASSET MANAGEMENT,   Mr. Vogel has been a Managing Director, Portfolio Manager
 Cap Value Fund                    LLC (CSAM)                        and head of U.S. Value Equities of Credit Suisse Asset
                                   466 Lexington Avenue              Management, LLC ("CSAM") since 2000. Prior to 2000,
                                   New York, NY 10017-3140           he was a Portfolio Manager with DLJ Asset Management
                                                                     Group, Inc. ("DLJ") from 1993 until 2000 when the assets
                                   Portfolio Managers                and business of DLJ were transferred to CSAM.
                                   Roger W. Vogel
                                   Richard J. Hanlon                 Mr. Hanlon has been a Director of CSAM since 2000.
                                                                     Prior to 2000, he was a Portfolio Manager with DLJ from
                                                                     1994 until 2000 when DLJ merged with CSAM.

                                   TCW INVESTMENT MANAGEMENT         Mr. Galluccio has been a Managing Director of TCW
                                   COMPANY                           Investment Management Company ("TCW") since 1997.
                                   865 South Figueroa Street         He joined TCW in 1982 as an Equity Analyst. Prior to
                                   Los Angeles, CA 90017             joining TCW, Mr. Galluccio was a Securities Analyst with
                                                                     Lehman Brothers Kuhn Loeb, Inc. from 1981 to 1982.
                                   Portfolio Managers
                                   Nicholas F. Galluccio             Ms. Schottenfeld has been a Managing Director of TCW
                                   Susan I. Schottenfeld             since 1998. She joined TCW in 1985 as a Special Situations
                                                                     Analyst. Prior to joining TCW, Ms. Schottenfeld was a
                                                                     Research Liaison to equity sales with Wertheim Schroder
                                                                     and Co. from 1983 to 1985.
---------------------------------------------------------------------------------------------------------------------------------
 Equitable Premier International   LAZARD ASSET MANAGEMENT           Mr. Gullquist has been Chief Investment Officer and a
 Equity Fund                       30 Rockefeller Plaza              Managing Director of Lazard Asset Management ("Lazard")
                                   New York, NY 10112                and a Vice-Chairman of Lazard Freres & Co. LLC since he
                                                                     joined the firm in 1982.
                                   Portfolio Managers
                                   Herbert W. Gullquist              Mr. Reinsberg has been a Managing Director of Lazard
                                   John R. Reinsberg                 since he joined the firm in 1991.
                                   Ronald J. Saba
                                                                     Mr. Saba has been a Director of Lazard since 2001. He
                                                                     joined Lazard in 1996 as a Portfolio Manager/Analyst and
                                                                     was a Vice President of the firm from 1998 to 2001.

                                   OPPENHEIMERFUNDS, INC.            Mr. Evans has been a Vice President of OppenheimerFunds,
                                   Two World Trade Center            Inc. ("Oppenheimer") since October 1993 and of
                                   34th Floor                        HarbourView Asset Management Corporation, a subsidiary
                                   New York, NY 10048                of Oppenheimer Acquisition Corp., since July 1994. He
                                                                     joined Oppenheimer in 1990.
                                   Portfolio Manager
                                   George Evans
---------------------------------------------------------------------------------------------------------------------------------

MANAGEMENT TEAM
The Manager and the Sub-advisers (cont'd)


---------------------------------------------------------------------------------------------------------------------------------
                                 SUB-ADVISER(S) AND
 FUND                            PORTFOLIO MANAGER(S)              BUSINESS EXPERIENCE
---------------------------------------------------------------------------------------------------------------------------------
 Equitable Premier Technology    DRESDNER RCM GLOBAL INVESTORS    Mr. Chen has been a Managing Director, Senior Analyst
 Fund                            LLC                              and Portfolio Manager of Dresdner RCM Global Investors
                                 Four Embarcadero Center          LLC ("Dresdner") since 1994. He joined Dresdner in 1984
                                 San Francisco, CA 94111          as a Securities Analyst.

                                 Portfolio Managers               Mr. Price has been a Managing Director, Senior Analyst and
                                 Huachen Chen                     Portfolio Manager of Dresdner since 1978. He joined
                                 Walter C. Price                  Dresdner in 1974 as a Senior Securities Analyst.

                                 OAK ASSOCIATES, LTD.             Mr. Oelschlager has been a Managing Member, Chief
                                 3875 Embassy Parkway             Investment Officer/Chief Executive Officer of Oak
                                 Akron, OH 44333                  Associates, ltd. ("Oak") since its inception in 1985. Prior to founding Oak, he was Director of Pension Investments and
                                 Portfolio Managers               Assistant Treasurer for The Firestone Tire & Rubber
                                 James D. Oelschlager             Company from 1969 to 1985.
                                 Douglas S. MacKay


                                                                  Mr. MacKay has been a Portfolio Manager/Research Analyst
                                                                  with Oak since he joined the firm in 1991. Prior to joining
                                                                  Oak, Mr. MacKay was a Credit Analyst with the Pittsburgh
                                                                  National Bank from 1990 to 1991.
---------------------------------------------------------------------------------------------------------------------------------
 Equitable Premier Health Care   DRESDNER RCM GLOBAL INVESTORS    Dr. Naqvi has been a Director of Dresdner RCM Global
 Fund                            LLC                              Investors LLC ("Dresdner") since 2000. He joined Dresdner
                                 Four Embarcadero Center          in 1999 as an Analyst. Prior to joining Dresdner, Dr. Naqvi
                                 San Francisco, CA 94111          was as a Consultant for McKinsey & Company from 1995
                                                                  to 1996 and a Pharmaceutical/Bio-Technology Analyst for
                                 Portfolio Managers               Montgomery Securities from 1997 to 1999.
                                 Faraz Naqvi
                                 Michael Dauchot                  Dr. Dauchot has been a Manager of Dresdner since 1999.
                                                                  He joined Dresdner in 1999 as an Analyst. Prior to joining
                                                                  Dresdner, Dr. Dauchot was a Junior Analyst at Banc Boston
                                                                  Robertson from 1996 to 1998.

                                 T. ROWE PRICE ASSOCIATES, INC.   Dr. Jenner has been a Vice President of T. Rowe Price
                                 100 East Pratt Street            Associates, Inc. ("T. Rowe Price") since 1999 He joined T.
                                 Baltimore, MD 21202              Rowe Price in 1997 as an Investment Analyst Prior to
                                                                  joining T. Rowe Price, Dr. Jenner was a Research Scientist
                                 Portfolio Manager                at the Laboratory of Biological Cancer at the Brigham &
                                 Kris H. Jenner                   Women's Hospital, Harvard Medical School, from 1995 to
                                                                  1997. He also managed a small hedge fund prior to joining
                                                                  T. Rowe Price.

---------------------------------------------------------------------------------------------------------------------------------

MANAGEMENT TEAM
The Manager and the Sub-advisers (cont'd)


---------------------------------------------------------------------------------------------------------------------------------
                               SUB-ADVISER(S) AND
 FUND                          PORTFOLIO MANAGER(S)        BUSINESS EXPERIENCE
---------------------------------------------------------------------------------------------------------------------------------
 Equitable Premier Core Bond   BLACKROCK ADVISORS, INC.   Mr. Amero has been a Managing Director and Portfolio
 Fund                          100 Bellevue Parkway       Manager of BlackRock Advisors, Inc. ("BAI") since 1990.
                               Wilmington, DE 19809       Prior to joining BAI, he was a Vice President in Fixed
                                                          Income Research at The First Boston Corporation from
                               Portfolio Managers         1985 to 1990.
                               Scott Amero
                               Keith Anderson             Mr. Anderson has been a Managing Director and Chief
                               Rajiv Sobti                Investment Officer, Fixed Income of BAI since founding the firm in 1988. Prior to founding BAI, Mr. Anderson was a
                                                          Vice President in Fixed Income Research at The First
                                                          Boston Corporation from 1987 to 1988.

                                                          Dr. Sobti has been a Managing Director and Portfolio
                                                          Manager of BAI since 1998. Prior to joining BAI, he was a
                                                          Managing Director and head of Quantitative Research at
                                                          Donaldson Lufkin & Jenrette from 1986 to 1998.
---------------------------------------------------------------------------------------------------------------------------------
 Equitable Money Market Fund   BLACKROCK INSTITUTIONAL    Mr. Ford has been Director and Group Manager of the
                               MANAGEMENT CORPORATION     taxable money market group of BlackRock Institutional
                               100 Bellevue Parkway       Management Corporation ("BIMC") since 1992. He joined
                               Wilmington, DE 19809       BIMC in 1989 as a Portfolio Manager. Prior to joining
                                                          BIMC, he was a Senior Vice President with PNC Bank
                               Portfolio Manager          from 1984 to 1989.
                               Patrick J. Ford
---------------------------------------------------------------------------------------------------------------------------------

MANAGEMENT FEES

Each fund pays a fee to Equitable for management services. The Equitable Premier Large Cap Core Equity Fund, the Equitable Premier Large Cap Growth Fund and the Equitable Premier Large Cap Value Fund each pay a management fee at an annual rate of 0.85% of the average net assets of the Fund. The Equitable Premier Small/Mid Cap Growth Fund and the Equitable Premier Small/Mid Cap Value Fund each pay a management fee at an annual rate of 1.05% of the average net assets of the Fund. The Equitable Premier International Equity Fund pays a management fee at an annual rate of 1.00% of the average net assets of the Fund. The Equitable Premier Technology Fund and the Equitable Premier Health Care Fund each pay a management fee at an annual rate of 1.15% of the average net assets of the Fund. The Equitable Premier Core Bond Fund pays a management fee at an annual rate of 0.60% of the average net assets of the Fund. The Equitable Money Market Fund pays a management fee at an annual rate of 0.50% of the average net assets of the Fund.

The sub-advisers are paid by Equitable. Changes to the sub-advisory fees may be negotiated, which could result in an increase in the amount of the management fee retained by Equitable, without shareholder approval. For certain administrative services, each fund pays Equitable a fee at an annual rate of 0.10% of the fund's total average net assets plus $35,000 and, for funds with more than one sub-adviser, an additional $35,000 per portion of the fund allocated to a separate sub-adviser.

FUND SERVICES
Investing in the Fund

CHOOSING A SHARE CLASS

Each fund offers Class A, Class B, Class C and Class Z shares to the public. These funds are not designed for professional market-timers, see the section entitled "Purchase and Exchange Restrictions on Market-Timers." Each class has different costs associated with buying, selling and holding fund shares. Your broker or other financial professional can assist you in selecting which Class of shares best meets your needs based on such factors as the size of your investment and the length of time you intend to hold your shares.



-------------------------------------------------------------------------------------------------------------------------------
 CLASS A SHARES                     CLASS B SHARES                 CLASS C SHARES                CLASS Z SHARES*
-------------------------------------------------------------------------------------------------------------------------------
  o  You pay a sales charge       o  You do not pay a sales      o  You pay a smaller sales    o  You do not pay a sales
     when you buy fund               charge when you buy            charge than Class A           charge when you buy
     shares. There are several       fund shares. All of your       shares.                       fund shares. All of your
     ways to reduce this             money goes to work for                                       money goes to work for
     charge. See the section         you right away.                                              you right away.
     entitled "Ways to Reduce
     or Eliminate Sales
     Charges."
-------------------------------------------------------------------------------------------------------------------------------
  o  You pay lower annual         o  You pay higher annual       o  You pay higher annual      o  You pay lower annual
     expenses than Class B           expenses than Class A          expenses than Class A         expenses than Class A,
     and Class C shares.             shares.                        shares.                       Class B or Class C shares.
-------------------------------------------------------------------------------------------------------------------------------
  o  You do not pay a sales       o  You may pay a CDSC          o  You will pay a smaller
     charge on orders of             when you sell your             CDSC than Class B
     $1 million or more, but         shares, as described in the    shares if you sell your
     you may pay a                   section "How Sales             shares within 18 months
     contingent deferred sales       Charges are Calculated."       of purchase. After 18
     charge ("CDSC") if you                                         months, you will not pay
     redeem within 1 year of                                        a CDSC.
     purchase.
-------------------------------------------------------------------------------------------------------------------------------
  o  All orders for $1 million    o  Your Class B shares will    o  Your Class C shares will
     or more must be for             automatically convert          not automatically convert
     Class A shares (unless          into Class A shares after a    into Class A shares.
     they are eligible for Class     certain period, thus
     Z shares).                      reducing your annual
                                     expenses. See the section
                                     entitled "How Sales
                                     Charges are Calculated."
-------------------------------------------------------------------------------------------------------------------------------

--------------

* Available to limited groups of investors, i.e. certain qualified, retirement plans, fee-based programs sponsored by an affiliate of Equitable, etc.

FUND SERVICES
How Sales Charges are Calculated

CLASS A SHARES

The price that you pay when you buy Class A shares (the "offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge"), which varies depending upon the size of your purchase and the fund you buy shares of. The Money Market Fund does not have a sales charge.


CLASS A SALES CHARGES FOR:

-------------------------------------------------------------------------------------------------------------------------
  EQUITABLE PREMIER LARGE CAP GROWTH FUND, EQUITABLE PREMIEIR LARGE CAP CORE EQUITY FUND, EQUITABLE PREMIER LARGE CAP
  VALUE FUND, EQUITABLE PREMIER SMALL/MID CAP GROWTH FUND, EQUITABLE PREMIER SMALL/MID CAP VALUE FUND, EQUITABLE PREMIER
  INTERNATIONAL EQUITY FUND, EQUITABLE PREMIER TECHNOLOGY FUND, EQUITABLE PREMIER HEALTH CARE FUND
-------------------------------------------------------------------------------------------------------------------------
 YOUR INVESTMENT                     AS A % OF OFFERING PRICE                               AS A % OF YOUR INVESTMENT
-------------------------------------------------------------------------------------------------------------------------
 LESS THAN $50,000                          5.50%                                                     5.82%
-------------------------------------------------------------------------------------------------------------------------
 $50,000 -- $99,999                         4.75%                                                     4.99%
-------------------------------------------------------------------------------------------------------------------------
 $100,000 -- $249,999                       3.75%                                                     3.90%
-------------------------------------------------------------------------------------------------------------------------
 $250,000 -- $499,999                       2.75%                                                     2.83%
-------------------------------------------------------------------------------------------------------------------------
 $500,000 -- $999,999                       2.00%                                                     2.04%
-------------------------------------------------------------------------------------------------------------------------
 $1,000,000 OR MORE*                        0.00%                                                     0.00%
-------------------------------------------------------------------------------------------------------------------------

* A contingent deferred sales charge of 1.00% generally will apply to redemptions to your shares within one year of the date of purchase. See the section entitled "Ways to Reduce or Eliminate Sales Charges."


CLASS A SALES CHARGES FOR EQUITABLE PREMIER CORE BOND FUND

-------------------------------------------------------------------------------------------------------------------------
 YOUR INVESTMENT                     AS A % OF OFFERING PRICE                               AS A % OF YOUR INVESTMENT
-------------------------------------------------------------------------------------------------------------------------
 LESS THAN $100,000                         4.50%                                                     4.71%
-------------------------------------------------------------------------------------------------------------------------
 $100,000 -- $249,000                       3.50%                                                     3.63%
-------------------------------------------------------------------------------------------------------------------------
 $250,000 -- $499,999                       2.50%                                                     2.56%
-------------------------------------------------------------------------------------------------------------------------
 $500,000 -- $999,999                       1.75%                                                     1.78%
-------------------------------------------------------------------------------------------------------------------------
 $1,000,000 OR MORE*                        0.00%                                                     0.00%
-------------------------------------------------------------------------------------------------------------------------

* A contingent deferred sales charge of 1.00% generally will apply to redemptions to your shares within one year of the date of purchase. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

FUND SERVICES
How Sales Charges are Calculated (cont'd)

CLASS B SHARES

Class B shares are sold at net asset value, without any sales charges at the time of purchase. However, there is a CDSC on shares that is payable upon redemption. The amount of the CDSC declines each year that you own your shares. The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another Equitable Premier Fund. For purposes of calculating the CDSC, purchases of multiple Equitable Premier Funds will be aggregated. The CDSC is depicted in the following charts.

PURCHASES OF LESS THAN $250,000
CLASS B CONTINGENT DEFERRED SALES CHARGE

-------------------------------------------------------
 HOLDING PERIOD AFTER      % DEDUCTED WHEN SHARES ARE
 PURCHASE                             SOLD
-------------------------------------------------------
  THROUGH FIRST YEAR              5.00%
-------------------------------------------------------
  THROUGH SECOND YEAR             4.00%
-------------------------------------------------------
  THROUGH THIRD YEAR              4.00%
-------------------------------------------------------
  THROUGH FOURTH YEAR             3.00%
-------------------------------------------------------
  THROUGH FIFTH YEAR              2.00%
-------------------------------------------------------
  THROUGH SIXTH YEAR              2.00%
-------------------------------------------------------
  THROUGH SEVENTH YEAR            1.00%
-------------------------------------------------------
  AFTER SEVEN YEARS               0.00%
-------------------------------------------------------

After eight years, Class B shares convert to Class A Shares.


PURCHASES OF $250,000 TO LESS THAN $500,000
CLASS B CONTINGENT DEFERRED SALES CHARGE

-------------------------------------------------------
 HOLDING PERIOD AFTER     % DEDUCTED WHEN SHARES ARE
 PURCHASE                            SOLD
-------------------------------------------------------
  THROUGH FIRST YEAR             3.50%
-------------------------------------------------------
  THROUGH SECOND YEAR            2.50%
-------------------------------------------------------
  THROUGH THIRD YEAR             2.00%
-------------------------------------------------------
  THROUGH FOURTH YEAR            1.00%
-------------------------------------------------------
  AFTER FOUR YEARS               0.00%
-------------------------------------------------------

After five years, Class B Shares convert to Class A shares.


PURCHASES OF $500,000 TO LESS THAN $1,000,000
CLASS B CONTINGENT DEFERRED SALES CHARGE

-------------------------------------------------------
 HOLDING PERIOD AFTER     % DEDUCTED WHEN SHARES ARE
 PURCHASE                            SOLD
-------------------------------------------------------
  THROUGH FIRST YEAR             3.00%
-------------------------------------------------------
  THROUGH SECOND YEAR            2.00%
-------------------------------------------------------
  THROUGH THIRD YEAR             1.00%
-------------------------------------------------------
  AFTER THREE YEARS              0.00%
-------------------------------------------------------

After four years, Class B Shares convert to Class A shares.

HOW THE CDSC IS APPLIED TO YOUR SHARES

The CDSC is a sales charge you pay when you redeem certain fund shares. The
CDSC:

 o is calculated based on the number of shares you are selling;
 o is based on either your original purchase price or the then-current net asset value of the shares being sold, whichever is lower;
 o is deducted from the proceeds of the redemption, not from the amount remaining in your account;
 o for year one applies to redemptions through the day one year after the date on which your purchase was accepted, and so on for subsequent years;
 o applied to your shares at the time of sale is based on the aggregate value of Class B Equitable Premier Fund shares you hold at the time of purchase; and
 o applied to your shares at the time of purchase does not change regardless of subsequent purchases or redemptions.

A CDSC WILL NOT BE CHARGED ON

 o increases in net asset value above the purchase price; or
 o shares you acquired by reinvesting your dividends or capital gain distributions.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

FUND SERVICES
How Sales Charges are Calculated (cont'd)

CLASS C SHARES

Class C shares are sold at net asset value plus a 1% sales charge. Additionally, Class C shares are subject to a CDSC of 1.00% on redemptions made within eighteen months of the date of purchase. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another Equitable Premier Fund.


CLASS C CONTINGENT DEFERRED SALES CHARGES $0 TO $999,999


-------------------------------------------------------------------------
 HOLDING PERIOD AFTER PURCHASE          % DEDUCTED WHEN SHARES ARE SOLD
-------------------------------------------------------------------------
 18 MONTHS                                           1.00%
-------------------------------------------------------------------------
 THEREAFTER                                          0.00%
-------------------------------------------------------------------------

CLASS Z SHARES

Class Z shares do not pay ongoing 12b-1 distribution or service fees or sales charges. The ongoing expenses for Class Z shares are the lowest of all the classes.

Class Z shares are sold at net asset value and have no sales charge. Only specific types of investors can purchase Class Z shares. You may be eligible to purchase Class Z shares if you:

 o Buy $100 million or more of Equitable Premier Fund shares at any one time;

 o Are a qualified retirement plan;


 o Are a corporation, bank, trust company, insurance company, pension fund, employee benefit plan, professional firm, trust, estate or educational, religious or charitable organization;

 o Are an investment company advised by Equitable or an affiliate of Equitable;
   or

 o Are a fee-based program sponsored by affiliates of Equitable.

The Trustee of Equitable's Employee Investment Plan is also eligible to purchase Class Z shares on behalf of that Plan. The minimum investment amount for purchasing Class Z shares is $1 million.


EXCHANGES INTO AND OUT OF SHARES OF A MONEY MARKET FUND

Shares of the Money Market Fund are only available through exchanges, except if you purchase shares through the automatic investment plan. You exchange shares when you sell all or a portion of shares in one fund and use the proceeds to purchase shares of the same class of another fund without paying a sales charge. However, as described below, unless you've already paid a sales charge on those shares, you may have to pay a sales charge if:

 o you exchange Class A shares of the Money Market Fund for Class A shares of an Equitable Premier Fund, or

 o you exchange Class C shares of the Money Market Fund for Class C shares of an Equitable Premier Fund.

When you exchange Class B shares of an Equitable Premier Fund into Class B shares of the Money Market Fund, the holding period for purposes of determining the CDSC and conversion to Class A shares will continue to run while you hold your Class B shares of the Money Market Fund. When you exchange Class C shares of an Equitable Premier Fund into Class C shares of the Money Market Fund, the holding period for purposes of determining the CDSC will continue to run while you hold your Class C shares of the Money Market Fund. If you choose to redeem those Money Market Fund shares, the applicable CDSC will apply. If you choose to exchange your Class B or Class C shares of the Money Market Fund into shares of the corresponding class of an Equitable Premier Fund, the accrued holding period will continue to apply to your exchanged shares.

FUND SERVICES
Ways to Reduce or Eliminate Sales Charges

CLASS A, B OR C SHARES

REDUCING SALES CHARGES

There are a number of ways you can lower your sales charge, including:

 o Letter of Intent -- allows you to purchase Class A shares of an Equitable Premier Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $50,000 or more in Class A shares. Purchases across share classes may not be used in meeting your letter of intent. If following the expiration of the 13-month period the total amount of shares purchased does not equal the amount stated in the letter of intent, the applicable sales charges will be imposed on the actual amount of shares purchased.

 o Combining Accounts -- allows you to combine shares of multiple Equitable Premier Funds for purposes of calculating your sales charge. You may combine your purchases with purchases of qualified accounts of your spouse and minor children.

 o Rights of Accumulation -- allows you to aggregate purchases of Class A or Class B shares of the Equitable Premier Funds at the offering price applicable to the total of (1) the dollar amount then being purchased plus
   (2) an amount equal to the then-current net asset value of the purchaser's combined holding of Class A or Class B shares of Equitable Premier Funds and Equitable Money Market Fund. However, you may not combine purchases of Class A shares with purchases of Class B shares for purposes of aggregating your share purchases.


ELIMINATING SALES CHARGES AND THE CDSC

Class A shares may be offered without a front-end sales charge or a CDSC to the following individuals and institutions:

 o Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

 o Selling brokers, sales representatives or other intermediaries;

 o Present or former trustees of the Equitable Premier Funds Trust or the Equitable Trust and their spouse and minor children of any such person, any trust, individual retirement account or retirement plan account for the benefit of any such person or relative or the estate of any such person or relative;

 o Participants in certain Retirement Plans with at least 100 eligible employees (one-year CDSC may apply);

 o Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities;

 o Employees of AXA Financial, Inc. and their spouses and minor children; and

 o Fee based investment programs sponsored by broker-dealers


REPURCHASING FUND SHARES

You may apply proceeds from redeeming Class A shares of the funds WITHOUT PAYING A SALES CHARGE to repurchase Class A shares of any Equitable Premier Fund. To qualify, you must reinvest some or all of the proceeds within 90 days after your redemption and notify Equitable Premier Funds or your financial professional at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: For federal income tax purposes, A REDEMPTION IS A SALE THAT INVOLVES TAX CONSEQUENCES, EVEN IF THE PROCEEDS ARE LATER REINVESTED. Please consult your tax adviser to determine how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Co-distributors will rebate the amount of the CDSC charged on the redemption.


ELIMINATING THE CDSC

As long as we are notified at the time you sell, the CDSC for any share class may generally be eliminated in the following cases:

 o Distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC);

 o Payments through a systematic withdrawal plan (however, the amount or percentage that you specify in the plan may not exceed, on an annualized basis, 12% of the value of your fund account based upon the value of your fund account on the day you establish your plan); or

 o Due to shareholder death or disability.




If you think you may be eligible for a sales charge elimination or reduction, contact your financial professional or Equitable Premier Funds. Check the SAI for details.

FUND SERVICES
It's Easy to Open an Account

TO OPEN AN ACCOUNT WITH EQUITABLE PREMIER FUNDS

1. Read the Prospectus carefully.

2. Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                 MINIMUM FOR SUBSEQUENT
 TYPE OF ACCOUNT                                                 MINIMUM TO OPEN AN ACCOUNT*           INVESTMENTS*
-------------------------------------------------------------------------------------------------------------------------
 INDIVIDUAL RETAIL ACCOUNTS                                               $2500                         $100
-------------------------------------------------------------------------------------------------------------------------
 ACCOUNTS REGISTERED UNDER THE UNIFORM GIFTS TO MINORS ACT OR
 THE UNIFORM TRANSFER TO MINORS ACT                                       $ 500                         $100
-------------------------------------------------------------------------------------------------------------------------
 INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)                                    $ 500                         $100
-------------------------------------------------------------------------------------------------------------------------
 AUTOMATIC INVESTMENT PLAN                                                $  50                         $ 50**
-------------------------------------------------------------------------------------------------------------------------

*     Does not apply to Class Z purchases.

** Equitable offers an automatic investment plan with a minimum initial investment of $50 through which a fund will, following the initial investment, deduct $50 or more on a monthly, quarterly, semi-annual or annual basis from the investor's demand deposit account to invest directly in the funds' Class A, Class B, Class C or Class Z shares. The minimum subsequent investment for AXA Financial, Inc. employees through a payroll deduction plan is $25.


3. (a) Call your broker or other financial professional who can assist you in all the steps necessary to open an account; or

   (b) complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial professional or Equitable Premier Funds at 866-231-8585. For more information on Equitable Premier Funds' investment programs, refer to the section entitled "Additional Investor Services" in this Prospectus.

4. Use the following sections as your guide for purchasing shares.

Each fund reserves the right to close any fund account whose balance falls below $500. A fund will deduct a $50 annual fee from accounts with a balance of less than $500 in the fourth quarter of each year, if the account balance drops below $500 as a result of redemptions. This does not apply to accounts in the automatic investment plan that are making purchases on schedule. Notice giving the shareholder an opportunity to increase the account balance will be sent to shareholders with an account balance of less than $500 prior to the deduction of the fee.

FUND SERVICES



BUYING SHARES

-------------------------------------------------------------------------------------------------------------------------------
                      OPENING AN ACCOUNT                               ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
 THROUGH YOUR BROKER OR OTHER FINANCIAL PROFESSIONAL
-------------------------------------------------------------------------------------------------------------------------------
                      o  Call your broker or other financial           o  Call your broker or other financial professional
                         professional. Your broker or financial
                         professional can assist you in all
                         the steps necessary to buy shares.
-------------------------------------------------------------------------------------------------------------------------------
 BY MAIL
-------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]     o  Make out a check in U.S. dollars for          o  Make out a check in U.S. dollars for "Equitable
                         the investment amount, payable to                Premier Funds." Third party and "starter" checks
                         "Equitable Premier Funds." Third                 will not be accepted.
                         party and "starter" checks will not
                         be accepted. Cash is not accepted.
-------------------------------------------------------------------------------------------------------------------------------
                      o  Mail the check with your completed            o  Fill out detachable investment slip from an account
                         application to:                                  statement. If no slip is available, include with the
                         By Regular Mail                                  check a letter specifying the fund name, your class of
                         Equitable Premier Funds                          shares, your account number and the registered
                         C/O PFPC                                         account name(s).
                         P.O. Box 61592
                         King of Prussia, PA 19406-3101

                         By Overnight Mail
                         Equitable Premier Funds
                         C/O PFPC
                         211 South Gulph Road
                         King of Prussia, PA 19406-3101


---------------------------------------------------------------------------------------------------------------------------------
 BY WIRE
---------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]     o  Call Equitable Premier Funds at               o  Visit www.equitable.com to add shares to your
                         866-231-8585 to obtain an account                account by wire.
                         number and wire transfer instructions.
                         Your bank may charge you a fee for
                         such a transfer.

                                                                       o  Instruct your bank to transfer funds to PNC, ABA
                                                                          # 031000053, Account #8614972839, FBO:
                                                                          Equitable Funds, Shareholder Fund & Account #s.

                                                                       o  Specify the fund name, your class of shares, your
                                                                          account number and the registered account name(s).
                                                                          Your bank may charge you a fee for such a transfer.
---------------------------------------------------------------------------------------------------------------------------------
AUTOMATIC INVESTING THROUGH ACH
---------------------------------------------------------------------------------------------------------------------------------
                      o  Indicate on your application that you         o  Please call Equitable Premier Funds at 866-231-8585
                         would like to begin an automatic                 for a Service Options Form. A Medallion Signature
                         investment plan through ACH and the              Guarantee may be required to add this privilege.
                         amount of the monthly investment
                         ($50 minimum).

                      o  Send a check marked "Void" or a
                         deposit slip from your bank account
                         along with your application.
----------------------------------------------------------------------------------------------------------------------------------


FUND SERVICES




SELLING SHARES

TO SELL SOME OR ALL OF YOUR SHARES

Certain restrictions may apply. See section entitled "Restrictions on Buying, Selling and Exchanging Shares."


----------------------------------------------------------------------------------------------------------------------------------
 THROUGH YOUR BROKER OR OTHER FINANCIAL PROFESSIONAL
----------------------------------------------------------------------------------------------------------------------------------
                                                      o  Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to sell shares.
----------------------------------------------------------------------------------------------------------------------------------
 BY MAIL
----------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]                                     o  Write a letter to request a redemption specifying the name of the fund, the class of shares, your account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required.

                                                      o  The request must be signed by all of the owners of the shares including the capacity in which they are signing, if appropriate.

                                                      o  Mail your request to Equitable Premier Funds:

                                                         By Regular Mail                      By Overnight Mail
                                                         Equitable Premier Funds              Equitable Premier Funds
                                                         C/O PFPC                             C/O PFPC
                                                         P.O. Box 61592                       211 South Gulph Road
                                                         King of Prussia, PA 19406-3101       King of Prussia, PA 19406-3101

                                                      o  Your proceeds (less any applicable CDSC) will be delivered by the method you indicate when you open your account. If you choose to have your proceeds delivered by mail, they will generally be mailed to you on the business day after the request is received. You may also choose to redeem by wire or through ACH (see below).
----------------------------------------------------------------------------------------------------------------------------------
BY WIRE
----------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]                                     o  Fill out the "Telephone Withdrawal and Exchange" and "Bank Information"
                                                         sections on your account application.

                                                      o  Call Equitable Premier Funds at 866-231-8585, visit www.equitable.com or indicate in your redemption request letter that you wish to have your proceeds wired to your bank.

                                                      o  Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee (currently $25.00) will be deducted from the proceeds. Your bank may also charge you a fee.
----------------------------------------------------------------------------------------------------------------------------------
BY SYSTEMATIC WITHDRAWAL PLAN
----------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]                                     o  Please refer to the section entitled "Additional Investor Services" or call Equitable Premier Funds at 866-231-8585 or your financial professional for information.

                                                      o  Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.
----------------------------------------------------------------------------------------------------------------------------------
 BY TELEPHONE
----------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]                                     o  You may receive your proceeds by mail or wire for transactions involving more than $100 or the entire account balance.

                                                      o  Call Equitable Premier Funds at 866-231-8585 to choose the method you wish to use to redeem your shares.
----------------------------------------------------------------------------------------------------------------------------------

FUND SERVICES



SELLING SHARES IN WRITING

To redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. If a written request to sell is required, a letter of instruction signed by the authorized owner is necessary. In certain situations a Medallion Signature Guarantee or additional documentation may be required.

A Medallion Signature Guarantee is necessary if:

 o Your address of record has changed within the past 30 days;

 o You are selling more than $100,000 worth of shares and you are requesting the proceeds by check; or

 o A proceeds check for any amount is mailed to an address other than the address of record or not payable to the registered owner(s).

A Medallion Signature Guarantee can be obtained from one of the following sources:

 o A financial professional or securities dealer;

 o A federal savings bank, cooperative or other type of bank;

 o A savings and loan or other thrift institution;

 o A credit union; or

 o A securities exchange or clearing agency.



The table shows account types for which additional documentation may be necessary. Please call your financial professional or Equitable Premier Funds regarding requirements for other account types.




--------------------------------------------------------------------------------------------------------------------------------
 SELLER (ACCOUNT TYPE)                                                   REQUIREMENTS FOR WRITTEN REQUESTS
--------------------------------------------------------------------------------------------------------------------------------
 INDIVIDUAL, JOINT, SOLE PROPRIETORSHIP,       o  The signatures on the letter must include all persons authorized to sign,
 UGMA/UTMA (MINOR ACCOUNTS)                       including title, if applicable.

                                               o  Signature guarantee, if applicable (see above).
--------------------------------------------------------------------------------------------------------------------------------
 CORPORATE OR ASSOCIATION ACCOUNTS             o  The signature on the letter must include all trustees authorized to sign, including title.
--------------------------------------------------------------------------------------------------------------------------------
 OWNERS OR TRUSTEES OF TRUST ACCOUNTS          o  The signature on the letter must include all trustees authorized to sign, including title.

                                               o  If the names of the trustees are not registered on the account, include a copy of the trust document certified within the past 60 days.

                                               o  Signature guarantee, if applicable (see above).
--------------------------------------------------------------------------------------------------------------------------------
 POWER OF ATTORNEY (POA)                       o  The signatures on the letter must include the attorney-in-fact, indicating such title.

                                               o  A Medallion Signature Guarantee.

                                               o  Certified copy of the POA document stating it is still in full force and effect, specifying the exact fund and account number, and certified within 60 days of receipt of instructions.*
--------------------------------------------------------------------------------------------------------------------------------
 QUALIFIED RETIREMENT BENEFIT PLANS (EXCEPT    o  The signature on the letter must include all signatures of those authorized to
 EQUITABLE PREMIER FUNDS PROTOTYPE                sign, including title.
 DOCUMENTS)
                                               o  Signature guarantee, if applicable (see above).
--------------------------------------------------------------------------------------------------------------------------------
 INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)         o  Additional documentation and distribution forms are required.
--------------------------------------------------------------------------------------------------------------------------------

* Certification may be made on court documents by the court, usually certified by the clerk of the court. POA certification may be made by a commercial bank, broker/member of a domestic stock exchange or a practicing attorney.

FUND SERVICES

EXCHANGING SHARES

Shares of each fund generally may be exchanged for shares of the same class of any other Equitable Premier Fund without paying a sales charge or a CDSC. The exchange must be for a minimum of $500 (or the total net asset value of your account, whichever is less) or $50 if made under the Automatic Exchange Plan. All exchanges are subject to the eligibility requirements of the Equitable Premier Fund into which you are exchanging. The exchange privilege may be exercised only in those states where shares of the fund may be legally sold. For federal income tax purposes, an exchange of fund shares for shares of another Equitable Premier Fund is treated as a sale on which gain or loss may be recognized. Please refer to the SAI for more detailed information on exchanging fund shares.


RESTRICTIONS ON BUYING, SELLING AND EXCHANGING SHARES


PURCHASE AND EXCHANGE RESTRICTIONS

The funds reserve the right to suspend or change the terms of purchasing or exchanging shares.


PURCHASE AND EXCHANGE RESTRICTIONS ON MARKET-TIMERS

Each fund and the Co-distributors reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the best interest of the fund's other shareholders or would disrupt the management of the fund. Each fund may also at its discretion charge a 2% exchange fee if a shareholder buys shares of a fund (except the Money Market Fund) and exchanges out of that fund for shares of another fund within 7 days.


SELLING RESTRICTIONS

The table below describes restrictions placed on selling shares of any fund described in this Prospectus.



--------------------------------------------------------------------------------------------------------------------------------
 RESTRICTION                                                      SITUATION
--------------------------------------------------------------------------------------------------------------------------------
 The fund may suspend the right of redemption or postpone         o  When the New York Stock Exchange is closed (other than a
 payment for more than 7 days:                                       weekend/holiday).
                                                                  o  During an emergency.
                                                                  o  Any other period permitted by the SEC.
--------------------------------------------------------------------------------------------------------------------------------
 Each fund reserves the right to suspend account services or      o  With a notice of a dispute between registered owners.
 refuse transaction requests:                                     o  With suspicion/evidence of a fraudulent act.
--------------------------------------------------------------------------------------------------------------------------------
 A fund may pay the redemption price in whole or part by a        o  When it is detrimental for a fund to make cash payments as
 distribution in kind of readily marketable securities in lieu       determined in the sole discretion of the Manager.
 of cash or may take up to 7 days to pay a redemption
 request in order to raise capital:
--------------------------------------------------------------------------------------------------------------------------------
 A fund may withhold redemption proceeds until the check          o  When redemptions are made within 10 calendar days of
 or funds have cleared:                                              purchase by check of the shares being redeemed.
--------------------------------------------------------------------------------------------------------------------------------

If you hold certificates representing your shares, they must be sent with your request for it to be honored.
The Co-distributors recommend that certificates be sent by registered mail.

FUND SERVICES




HOW FUND SHARES ARE PRICED

"Net asset value" is the price of one share of a fund without a sales charge, and is calculated each business day using the following formula:

NET ASSET VALUE =  TOTAL MARKET VALUE OF SECURITIES + CASH AND OTHER ASSETS - LIABILITIES
                   ----------------------------------------------------------------------
                                       NUMBER OF OUTSTANDING SHARES

The net asset value of fund shares is determined according to this schedule:

o A share's net asset value is determined as of the close of regular trading on the New York Stock Exchange ("Exchange") on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

o The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated after your order is received "in good order" by PFPC, Inc. the fund's Transfer Agent (plus or minus applicable sales charges). We consider investments to be received in good order when all required documents and your check or wired funds are received by us or by certain other agents of the funds or their Co-distributors.

o Requests received by the Co-distributors after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Co-distributors before 5:00 p.m. Eastern Time* on the same day will be based on the next asset value determined on that day.

o A fund heavily invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.


Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Co-distributors or send your order by mail as described in "Buying Shares" and "Selling Shares."

Generally, fund securities are valued as follows:

o Equity securities -- most recent sales or quoted bid price as provided by a pricing service.

o Debt securities (other than short-term obligations) -- based upon pricing service valuations.

o   Short-term obligations -- amortized cost (which approximates market value).

o Securities traded on foreign exchanges -- most recent sale/bid price on the non-U.S. exchange, unless an occurrence after the close of the exchange will materially affect its value. In that case, it is given fair value as determined by or under the direction of the fund's Board of Trustees at the close of regular trading on the Exchange.

o   Options -- last sale price or, if not available, last offering price.

o Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or under the direction of the fund's Board of Trustees.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the fund's Board of Trustees believes accurately reflects fair value. If a fund concludes that a material change in the value of a foreign security has occurred after the close of trading in its principal foreign market but before the close of regular trading on the Exchange, the fund may use fair value methods to reflect those changes. This policy is intended to assure that the fund's net asset value fairly reflects security values as of the time of pricing.


--------------
* Under limited circumstances, the Co-distributors may enter into a contractual agreement where they may accept orders after 5:00 p.m., but not later than 8:00 p.m., if such orders are received by your investment dealer before the close of the exchange.

FUND SERVICES




DIVIDENDS AND DISTRIBUTIONS

The funds generally distribute most or all of their net investment income and their net realized gains, if any, annually. The Equitable Core Bond Fund normally pays dividends monthly, and its gains, if any, annually. The Equitable Money Market Fund normally declares dividends daily and pays them monthly.

Depending on your investment goals and priorities, you may choose to:

o   Reinvest all distributions;

o   Reinvest all distributions in the same class of another Equitable Premier
    Fund;

o Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the fund or in the same class of another Equitable Premier Fund; or

o   Receive all distributions in cash.

Unless you indicate otherwise, distributions will automatically be reinvested in shares of the same class of the fund at net asset value.

For more information or to change your distribution option, contact Equitable Premier Funds in writing, contact your broker or call 866-231-8585.

If you earn more than $10 annually in taxable income from a non-retirement plan fund, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep the 1099 as a permanent record. A fee may be charged for any duplicate information requested.

TAX CONSEQUENCES

Each fund intends to meet all requirements of the Internal Revenue Code necessary to qualify as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Fund distributions paid to you either in cash or reinvested in additional shares are generally taxable to you either as ordinary income or as capital gains. Distributions derived from short-term capital gains or investment income are generally taxable at ordinary income rates. Distributions of gains from investments that a fund owned for more than one year that are designated by a fund as capital gain dividends will generally be taxable to you as long-term capital gain, regardless of how long you have held fund shares.

An exchange of shares for shares of another Equitable Premier Fund or the Equitable Money Market Fund is treated as a sale, and any resulting gain or loss may be subject to federal income tax. If you purchase shares of a fund shortly before it declares a capital gain distribution or dividend, a portion of the purchase price may be returned to you as a taxable distribution.

You should consult your tax adviser about any federal, state and local taxes that may apply to the distributions you receive. Shareholders of funds investing in foreign securities should consult their tax adviser about investment consequences under foreign laws.

FUND SERVICES




ADDITIONAL INFORMATION

ADDITIONAL INVESTOR SERVICES

RETIREMENT PLANS

AXA Advisors offer a range of retirement plans, including IRAs, SEPS, SIMPLE IRAs, 403(b) plans and other pension and profit sharing plans. Refer to the section entitled "It's Easy to Open an Account" for investment minimums.
For more information about our Retirement Plans, call us at 866-231-8585.

AUTOMATIC INVESTMENT PLAN

You may authorize automatic monthly transfers of $50 or more from your demand deposit or savings account to purchase shares of one or more Equitable Premier Funds. To join the Automatic Investment Program, please refer to the section entitled "Buying Shares."

DIVIDEND DIVERSIFICATION PROGRAM

This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another Equitable Premier Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected fund's net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other Equitable Premier Fund, please carefully read the relevant information about it in this Prospectus.

AUTOMATIC EXCHANGE PLAN

Equitable Premier Funds have an automatic exchange plan under which shares of a class of a fund are automatically exchanged each month for shares of the same class of other Equitable Premier Funds. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please refer to the SAI for more information on the Automatic Exchange Plan.

AUTOMATIC WITHDRAWAL PLAN

This plan allows you to redeem shares and receive payments from your fund on a regular schedule. Redemption of shares that are part of the Automatic Withdrawal Plan are not subject to a CDSC. However, the amount or percentage that you specify in the plan may not exceed, on an annualized basis, 12% of the value of your fund account based upon the value of your fund account on the day you establish your plan.

TRANSFER ON DEATH ("TOD") REGISTRATION

You may indicate on the account application to whom the account will be transferred on your death.

TOD registration is available only for accounts registered in an individual name or as joint tenants with rights of survivorship. TOD registration is NOT available for IRA, UGMA/UTMA or institutional accounts. TOD registration requires the name(s) of the beneficiary to be listed on the account registration followed by "TOD, Subject to TOD Rules." Equitable Premier Funds reserve the right to use the term "beneficiary" in an account registration rather than list the named beneficiary. However, the shareholder MUST provide the name, address, social security number and birth date of the beneficiary. Per stirpes designation will not be accepted.

To add TOD registration to an existing account, call 866-231-8585 to request the appropriate forms and instructions or visit our website at www.equitable.com

EQUITABLE PREMIER FUNDS-RELATED WEB SITE

Visit www.equitable.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information.

FUND SERVICES




COMPENSATION TO SECURITIES DEALERS


The funds are distributed by AXA Advisors, LLC and Equitable Distributors, Inc. the Co-distributors. As noted above, there are two sources of compensation for distribution of the fund's shares: sales charges (front-end or deferred) and 12b-1 fees (consisting of the annual service and/or distribution fees of a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940). The sales charges are detailed in the section entitled "How Sales Charges are Calculated." The Co-distributors pay a portion of or the entire sales charge paid on the purchase of Class A shares to the selling dealers. The Co-distributors also may pay sales commissions to selling dealers when they sell Class B or Class C shares. The Co-distributors may also pay selling dealers on an ongoing basis for services and distribution. Class A, Class B and Class C shares each pay an annual service fee of 0.25% of their average daily net assets to compensate the Co-distributors for providing service to shareholders of those classes and/or maintaining shareholder accounts for those classes. In addition to this service fee, Class B and Class C shares pay an annual distribution fee of 0.75% of their average daily net assets for distribution services. Because these distribution fees are paid out of the fund's assets on an ongoing basis, over time these fees for Class B shares and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.


The Co-distributors may, at their expense, pay concessions in addition to the payments described above to dealers that satisfy certain criteria established from time to time by the Co-distributors relating to increasing net sales of shares of the Equitable Premier Funds over prior periods and certain other factors.

TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

You may purchase or sell fund shares through an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans or other omnibus accounts ("Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the funds directly. A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The funds are not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Equitable or its affiliates and certain Processing Organizations may receive compensation from the funds for shareholder recordkeeping and similar services.

GLOSSARY OF TERMS




BID PRICE -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

CAPITAL GAIN DISTRIBUTIONS -- Payments to a fund's shareholders of profits earned from selling securities in a fund's portfolio. Capital gain distributions are usually paid once a year.

CORE INVESTING -- An investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

DERIVATIVE -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

DIVERSIFICATION -- The strategy of investing in a wide range of companies or industries to reduce the risk if an individual company or one sector of the market suffers losses.

DURATION -- A measure of how much a bond's price fluctuates with changes in comparable interest rates.

EARNINGS GROWTH -- A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

FUNDAMENTAL ANALYSIS -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

GROWTH INVESTING -- An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

INTEREST RATE -- Rate of interest charged for the use of money, usually expressed as an annual rate.

MARKET CAPITALIZATION -- Market price of a company's shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

NET ASSET VALUE (NAV) -- The market value of one share of a fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a fund's total net assets by the number of shares outstanding.

PRICE-TO-BOOK VALUE RATIO -- Current market price of a stock divided by its book value, or net asset value.

PRICE-TO-EARNINGS RATIO -- Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price-to-earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different securities.

VALUE INVESTING -- An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

VOLATILITY -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

YIELD -- The rate at which a fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the Securities and Exchange Commission.

APPENDIX


MORE INFORMATION ABOUT SUB-ADVISERS

This Appendix provides additional information about, including past performance information of, the sub-advisers Equitable has initially selected to advise each fund.

              -----------------------------------------------------

EQUITABLE PREMIER LARGE CAP GROWTH FUND. Columbus Circle Investors ("CCI") and TCW Investment Management Company ("TCW") serve as sub-advisers to Equitable Premier Large Cap Growth Fund.

CCI is a Delaware general partnership with two partners. CCIP LLP, CCI's general partner, owns over 99% of CCI. Columbus Circle Investors Management Inc. (CCIM), the other partner, owns the rest of CCI. Both CCIP LLP and CCIM are owned by Anthony Rizza, Sr., Donald Chiboucas, Robert Fehrman, Cliff Fox and Marc Felman, five of the managing directors of CCI. As of December 31, 2000, CCI had $5.2 billion in assets under management. The principal office of CCI is located at Metro Center, One Station Place, 8th Floor South, Stamford, Connecticut 06902.

TCW is a wholly owned subsidiary of The TCW Group, Inc., an employee-owned investment counseling firm. Robert A. Day is the controlling shareholder of The TCW Group, Inc. As of December 31, 2000, TCW had over $78 billion in assets under management. The principal office of TCW is located at 865 South Figueroa Street, Los Angeles, California 90017. On April 11, 2001, The Societe Generale Group and The TCW Group, Inc. entered into an agreement under which SG Asset Management, a wholly owned subsidiary of The Societe Generale Group, a French financial services company, will acquire a majority interest in The TCW Group, Inc. There is no intention of changing the processes, investment styles or operations of TCW. All Portfolio management teams will remain in place. Based on these representations, the Board of Trustees has approved continuing the Advisory Agreement with TCW after the transaction.

EQUITABLE PREMIER LARGE CAP CORE EQUITY FUND. Thornburg Investment Management, Inc. ("Thornburg") and MFS Investment Management ("MFS") serve as sub-advisers to Equitable Premier Large Cap Core Equity Fund.

Thornburg is an employee-owned investment management firm. H. Garrett Thornburg, Jr. is the controlling shareholder of Thornburg. As of December 31, 2000, Thornburg had $3.7 billion in assets under management. The principal office of Thornburg is located at 119 East Marcy Street, Santa Fe, New Mexico 87501-2046.

MFS is an indirectly wholly owned subsidiary of Sun Life Assurance Company of Canada. Sun Life Assurance Company of Canada is a wholly owned subsidiary of Sun Life Financial Services of Canada Inc., a publicly owned international financial services organization. As of December 31, 2000, MFS had $141 billion in assets under management. The principal office of MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

EQUITABLE PREMIER LARGE CAP VALUE FUND. Deutsche Asset Management, Inc. ("DAMI") and Institutional Capital Corporation ("ICAP") serve as sub-advisers to Equitable Premier Large Cap Value Fund.

DAMI is an indirectly wholly owned subsidiary of Deutsche Bank AG, a publicly owned global financial services provider. As of December 31, 2000, the Deutsche Asset Management division of Deutsche Bank AG had over $240 billion in assets under management in the U.S. with DAMI managing approximately $17.6 billion. The principal office of DAMI is located at 130 Liberty Street, New York, New York 10006.

ICAP is an employee-owned money management firm. Robert H. Lyon is the controlling shareholder of ICAP. As of December 31, 2000, ICAP had over $15 billion in assets under management. The principal office of ICAP is located at 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606.

EQUITABLE PREMIER SMALL/MID CAP GROWTH FUND. MFS and RS Investment Management, LP ("RSIM") serve as sub-advisers to Equitable Premier Small/Mid Cap Growth Fund.

MFS is an indirectly wholly owned subsidiary of Sun Life Assurance Company of Canada. Sun Life Assurance Company of Canada is a wholly owned subsidiary of Sun Life Financial Services of Canada Inc., a publicly owned international financial services organization. As of December 31, 2000, MFS had $141 billion in assets under management. The principal office of MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

RSIM is a wholly owned subsidiary of RS Investment Management Co. LLC ("RSIM Co."). G. Randall Hecht is the controlling shareholder of RSIM. As of December 31, 2000, RSIM had $8.7 billion in assets under management. The principal office of RSIM is located at 388 Market Street, Suite 200, San Francisco, California 94111.


                                   Appendix-1

APPENDIX


EQUITABLE PREMIER SMALL/MID CAP VALUE FUND. Credit Suisse Asset Management, LLC ("CSAM") and TCW serve as sub-advisers to Equitable Premier Small/Mid Cap Value Fund.

CSAM is an indirect wholly owned subsidiary of Credit Suisse Group, a publicly owned global financial services company. As of December 31, 2000, CSAM, and its global affiliates, had approximately $298 billion in assets under management. The principal office of CSAM is located at 466 Lexington Avenue, New York, New York 10017-3140.

TCW is a wholly owned subsidiary of The TCW Group, Inc., an employee-owned investment counseling firm. Robert A. Day is the controlling shareholder of The TCW Group, Inc. As of December 31, 2000, TCW had over $78 billion in assets under management. The principal office of TCW is located at 865 South Figueroa Street, Los Angeles, California 90017. On April 11, 2001, The Societe Generale Group and The TCW Group, Inc. entered into an agreement under which SG Asset Management, a wholly owned subsidiary of The Societe Generale Group, a French financial services company, will acquire a majority interest in The TCW Group, Inc. There is no intention of changing the processes, investment styles or operations of TCW. All Portfolio management teams will remain in place. Based on these representations, the Board of Trustees has approved continuing the Advisory Agreement with TCW after the transaction.

EQUITABLE PREMIER INTERNATIONAL EQUITY FUND. Lazard Asset Management ("Lazard") and OppenheimerFunds, Inc. ("Oppenheimer") serve as sub-advisers to Equitable Premier International Equity Fund.

Lazard is a division of Lazard Freres & Co. LLC, a New York limited liability company. As of December 31, 2000, Lazard and its affiliates had approximately $71.1 billion in assets under management. The principal office of Lazard is located at 30 Rockefeller Plaza, New York, New York 10112.

Oppenheimer is wholly owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a mutual insurance company providing global financial services. As of January 31, 2001, Oppenheimer and its subsidiaries had more than $125 billion in assets under management. The principal office of Oppenheimer is located at Two World Trade Center, 34th Floor, New York, New York 10048.

EQUITABLE PREMIER TECHNOLOGY FUND. Dresdner RCM Global Investors LLC ("Dresdner") and Oak Associates, ltd. ("Oak") serve as sub-advisers to Equitable Premier Technology Fund.

Dresdner is an indirect wholly owned subsidiary of Dresdner Bank AG, a publicly owned global financial services provider. As of December 31, 2000, Dresdner had approximately $46.3 billion in assets under management. The principal office of Dresdner is located at Four Embarcadero Center, San Francisco, California 94111-4189. It is anticipated that Allianz, a German insurance company, will acquire a controlling interest in Dresdner Bank AG. The transaction is expected to close mid-July 2001. Allianz and Dresdner are committed to the integrity of their investment platform and the retention and overall well-being of employees is key. Dresdner does not anticipate that there will be any changes to the portfolio management of the fund. Based on these representations, the Board of Trustees has approved continuing the Advisory Agreement with Dresdner after the transaction.

Oak is controlled by James D. Oelschlager. As of December 31, 2000, Oak had approximately $24.15 billion in assets under management. The principal office of Oak is located at 3875 Embassy Parkway, Akron, Ohio 44333.

EQUITABLE PREMIER HEALTH CARE FUND. Dresdner and T. Rowe Price Associates, Inc. ("T. Rowe Price") serve as sub-advisers to Equitable Premier Health Care Fund.

Dresdner is an indirect wholly owned subsidiary of Dresdner Bank AG, a publicly owned global financial services provider. As of December 31, 2000, Dresdner had approximately $46.3 billion in assets under management. The principal office of Dresdner is located at Four Embarcadero Center, San Francisco, California 94111-4189. It is anticipated that Allianz, a German insurance company, will acquire a controlling interest in Dresdner Bank AG. The transaction is expected to close mid-July 2001. Allianz and Dresdner are committed to the integrity of their investment platform and the retention and overall well-being of employees is key. Dresdner does not anticipate that there will be any changes to the portfolio management of the fund. Based on these representations, the Board of Trustees has approved continuing the Advisory Agreement with Dresdner after the transaction.


T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly owned financial services holding company. As of December 31, 2000, T. Rowe Price had approximately $166.7 billion in assets under management. The principal office of T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202.


                                   Appendix-2

APPENDIX


EQUITABLE PREMIER CORE BOND FUND. BlackRock Advisors, Inc. ("BAI") serves as the sub-adviser to Equitable Premier Core Bond Fund.

BAI is a wholly owned subsidiary of BlackRock, Inc. BlackRock, Inc. is a majority owned indirect subsidiary of The PNC Financial Services Group, Inc., a financial services company. As of December 31, 2000, BAI had over $117 billion in fixed income mandates. The principal office of BAI is located at 100 Bellevue Parkway, Wilmington, Delaware 19809.

EQUITABLE MONEY MARKET FUND. BlackRock Institutional Management Corporation ("BIMC") serves as the sub-adviser to Equitable Money Market Fund.

BIMC is a wholly owned subsidiary of BlackRock, Inc. BlackRock, Inc. is a majority owned indirect subsidiary of The PNC Financial Services Group, Inc., a financial services company. As of December 31, 2000, BIMC had over $61 billion in liquidity mandates. The principal office of BIMC is located at 100 Bellevue Parkway, Wilmington, Delaware 19809.

              -----------------------------------------------------

SUB-ADVISERS' PAST PERFORMANCE

Where a sub-adviser has been managing a registered investment company (mutual fund) with substantially similar investment objectives, policies and strategies ("Comparable Fund") to those of the portion of the Equitable Premier fund that the sub-adviser will manage, the Comparable Fund's average total return is presented below in accordance with SEC mutual fund performance rules. Where a sub-adviser manages only advisory accounts or advisory accounts and mutual funds in a manner that is substantially similar to the way in which it will manage a portion of the Equitable Premier fund's assets, this Appendix presents the composite performance of all those accounts including any applicable mutual fund ("Account Composite Performance").


The Account Composite Performance is submitted to Equitable by sub-advisers, including sub-advisers that claim compliance with the AIMR Performance Presentation Standards ("AIMR-PPS") and some of whose Account Composite Performance have been verified by an independent third party at Level II as defined by the AIMR-PPS standards. Due to different times needed by sub-advisers to determine their year end Account Composite Performance, Equitable may rely on a sub-adviser's most recent verification report which may be over twelve months old. Equitable requires sub-advisers that do not claim compliance with AIMR-PPS to present to Equitable the performance of all substantially similar managed accounts and mutual funds to help ensure that the sub-adviser is showing the performance of all its representative accounts and mutual funds, not just its best performing account. In such a situation, Equitable requests that the sub-adviser or other representatives related to the sub-adviser make certain representations concerning the appropriate presentation and calculation of Account Composite Performance.


AIMR is a global non-profit professional organization that, among other things, has formulated a set of performance presentation standards for investment advisers widely accepted in the investment industry. The AIMR-PPS standards require, in part, that all fee-paying discretionary accounts managed by the sub-adviser are included in one or more composite and that each composite consists of accounts with similar objectives, strategies and risk tolerances. The standards also set forth methods of calculating and presenting the sub-adviser performance in a fair and consistent manner. (Information about the AIMR-PPS standards can be found at www.aimr.org/standards/).

The Account Composite Performance is supplied by each sub-adviser to Equitable as a gross of fee basis and adjusted by Equitable only to deduct the anticipated Class B, which is expected to have the highest expenses of the classes, fees and expenses of the Equitable Premier fund the sub-adviser is expected to advise. Actual fees will vary depending on, among other things, the applicable fee schedule, fund size, and applicable sales charges and redemption fees. The fee schedule for each fund is included in the Equitable Premier Funds prospectus. Also included, are performance figures for the benchmark indices of the Equitable Premier funds. When a sub-adviser's management of a portion of an Equitable Premier fund more closely resembles an index other than the fund's benchmark index, the performance of such index is also shown.

THE PAST PERFORMANCE OF THE SUB-ADVISERS IN MANAGING COMPARABLE FUNDS AND ADVISORY ACCOUNTS IS NO GUARANTEE OF FUTURE RESULTS IN MANAGING AN EQUITABLE PREMIER FUND. PLEASE NOTE THE FOLLOWING CAUTIONARY GUIDELINES IN REVIEWING THIS
APPENDIX:

o PERFORMANCE FIGURES ARE NOT THE PERFORMANCE OF THE EQUITABLE PREMIER FUNDS. The performance shown for the sub-advisers is not the performance of any Equitable Premier fund and is not an indication of how the fund would have performed in the past or will perform in the future. The funds' performance in the future will be different from the sub-advisers' performance in advising the Comparable Funds and substantially similar advisory accounts and mutual funds due to factors such as differences


                                   Appendix-3

APPENDIX


 in the cash flows into and out of the funds and advisory accounts, different fees, expenses, performance calculations methods, portfolio size and composition. In particular, Account Composite Performance is not necessarily an indication of how any Equitable Premier fund will perform, as those accounts may not be subject to investment limitations, diversification requirements and other restrictions imposed on mutual funds by the 1940 Act and the Internal Revenue Code, which, if applicable, can have a negative impact on the fund's performance.

o MOST EQUITABLE PREMIER FUNDS HAVE MORE THAN ONE SUB-ADVISER. Each sub-adviser, except the sub-advisers to the Core Bond Fund and the Money Market Fund, manages only a portion of a fund's assets. As a result, the future performance of each sub-adviser will affect the performance of an Equitable Premier fund only with respect to the percentage of the fund's assets that it advises. Furthermore, the proportion of fund assets Equitable initially allocates to each sub-adviser may change over time since (a) Equitable can change the percentage of a fund's assets allocated to a sub-adviser at any time, and (b) the assets under management by any sub-adviser will increase or decrease depending upon the performance and market value of those sub-advised assets. Initially Equitable expects to allocate approximately fifty percent of a fund's assets to each of its sub-advisers. You should consider Equitable's discretion to change the asset allocation between sub-advisers and the funds' ability to change sub-advisers and alter the number of sub-advisers when reviewing the Comparable Fund and the Account Composite Performance.

o EQUITABLE CAN REPLACE A SUB-ADVISER, SUBJECT TO BOARD APPROVAL, WITHOUT SHAREHOLDER APPROVAL. The structure of the Equitable Premier funds permits Equitable, as the funds' investment adviser, to retain and replace sub-advisers (subject to Board approval) without a shareholder vote. This arrangement gives Equitable more flexibility in responding to changing performance and other factors that Equitable determines may affect a sub-adviser's ability to advise the fund. It can also result in more frequent changes in sub-advisers than is experienced by funds whose shareholders must approve a sub-adviser change. More frequent changes in sub-advisers may increase portfolio turnover and fund expenses.

o SUB-ADVISER AND BENCHMARK PERFORMANCE ARE AVERAGES FOR THE PERIODS SHOWN. The information below shows average annual total rate of returns for the periods indicated, but does not reflect the volatility that may occur within a given period. As discussed in the prospectus, many of the funds are in market sectors that experience significant performance fluctuations within the periods presented.

o PERFORMANCE FIGURES ARE AS OF DECEMBER 31, 2000. The information provided below was calculated as of December 31, 2000 and does not take into account significant recent fluctuations in the market. Had this information been calculated as of the most recently ended fiscal quarter, the figures provided may have been lower.


                                   Appendix-4

APPENDIX



-----------------------------------------------------------------------------------------------------
                                                                                        INCEPTION
 EQUITABLE PREMIER LARGE CAP GROWTH FUND         1 YEAR        5 YEARS     10 YEARS        DATE
-----------------------------------------------------------------------------------------------------
 COLUMBUS CIRCLE INVESTORS
-----------------------------------------------------------------------------------------------------
 Composite -- CCI Large Cap Composite             1.85%         22.75%      18.25%           N/A
-----------------------------------------------------------------------------------------------------
 Russell 1000 Growth Index (Fund Benchmark)     (22.43%)        18.14%      17.33%           N/A
-----------------------------------------------------------------------------------------------------

 TCW INVESTMENT MANAGEMENT COMPANY
-----------------------------------------------------------------------------------------------------
 Composite -- TCW Concentrated Core Equities    ( 6.32%)        22.43%      19.30%           N/A
-----------------------------------------------------------------------------------------------------
 Russell 1000 Growth Index (Fund Benchmark)     (22.43%)        18.14%      17.33%           N/A
-----------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                                                     SINCE       SINCE
                                                                                   INCEPTION   INCEPTION     INCEPTION
 EQUITABLE PREMIER LARGE CAP CORE EQUITY FUND    1 YEAR     5 YEARS    10 YEARS     (FUND)     (COMPOSITE)      DATE
------------------------------------------------------------------------------------------------------------------------
 THORNBURG INVESTMENT MANAGEMENT, INC.
------------------------------------------------------------------------------------------------------------------------
 Fund -- Thornburg Value Fund (Class A shares)   (0.72%)     25.18%        N/A       23.75%         N/A       10/02/95
------------------------------------------------------------------------------------------------------------------------
 Composite -- All Value Equity portfolios         3.33%      26.13%        N/A         N/A        24.58%      10/02/95
------------------------------------------------------------------------------------------------------------------------
 Standard & Poor's 500 Index (Fund Benchmark)    (9.09%)     18.33%        N/A       18.70%       18.70%         N/A
------------------------------------------------------------------------------------------------------------------------

 MFS INVESTMENT MANAGEMENT
------------------------------------------------------------------------------------------------------------------------
 Fund -- MFS Research Fund (Class A)             (4.61%)     16.84%      18.41%        N/A          N/A          N/A
------------------------------------------------------------------------------------------------------------------------
 Composite -- MFS Research Equity Composite      (5.77%)     15.90%      18.65%        N/A          N/A          N/A
------------------------------------------------------------------------------------------------------------------------
 Russell 3000 Index                              (7.46%)     18.59%      17.50%        N/A          N/A          N/A
------------------------------------------------------------------------------------------------------------------------
 Standard & Poor's 500 Index (Fund Benchmark)    (9.09%)     18.33%      17.45%        N/A          N/A          N/A
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                                                                     SINCE     INCEPTION
 EQUITABLE PREMIER LARGE CAP VALUE FUND          1 YEAR     5 YEARS     10 YEARS   INCEPTION      DATE
------------------------------------------------------------------------------------------------------------
 DEUTSCHE ASSET MANAGEMENT, INC.
------------------------------------------------------------------------------------------------------------
 Composite -- Large Cap Value Equity Composite   14.23%     19.17%         N/A       18.94%      10/01/94
------------------------------------------------------------------------------------------------------------
 Russell 1000 Value Index (Fund Benchmark)        7.01%     16.91%         N/A       19.05%        N/A
------------------------------------------------------------------------------------------------------------

 INSTITUTIONAL CAPITAL CORPORATION
------------------------------------------------------------------------------------------------------------
 Fund -- ICAP Select Equity Portfolio(a)          9.49%       N/A          N/A       17.10%      12/31/97
------------------------------------------------------------------------------------------------------------
 Russell 1000 Value Index (Fund Benchmark)        7.01%       N/A          N/A        9.94%        N/A
------------------------------------------------------------------------------------------------------------



----------
(a) ICAP Select Equity Portfolio is a non-diversified fund.

                                   Appendix-5

APPENDIX



----------------------------------------------------------------------------------------------------------------------------
                                                                                       SINCE       SINCE
                                                                                     INCEPTION    INCEPTION     INCEPTION
 EQUITABLE PREMIER SMALL/MID CAP GROWTH FUND     1 YEAR     5 YEARS    10 YEARS       (FUND)     (COMPOSITE)       DATE
----------------------------------------------------------------------------------------------------------------------------
 MFS INVESTMENT MANAGEMENT
----------------------------------------------------------------------------------------------------------------------------
 Fund -- MFS Mid Cap Growth Fund (Class A)        7.76%      25.30%      N/A           23.52%        N/A         12/01/93
----------------------------------------------------------------------------------------------------------------------------
 Composite -- MFS Mid Cap Growth Equity           7.43%      24.61%      N/A             N/A       25.16%        10/01/94
----------------------------------------------------------------------------------------------------------------------------
 Russell Mid Cap Growth Index                   (11.75%)     17.77%      N/A           17.28%      19.17%           N/A
----------------------------------------------------------------------------------------------------------------------------
 Russell 2500 Growth Index (Fund Benchmark)     (16.09%)     12.18%      N/A           13.45%      14.67%           N/A
----------------------------------------------------------------------------------------------------------------------------
 RS INVESTMENT MANAGEMENT
----------------------------------------------------------------------------------------------------------------------------
 Composite -- RS Diversified Growth
  Supplemental Composite                        (28.12%)       N/A       N/A             N/A       31.95%        08/01/96
----------------------------------------------------------------------------------------------------------------------------
 Russell 2500 Growth Index (Fund Benchmark)     (16.09%)       N/A       N/A             N/A       13.56%           N/A
----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                                       SINCE
                                                                                      INCEPTION      INCEPTION
 EQUITABLE PREMIER SMALL/MID CAP VALUE FUND      1 YEAR     5 YEARS     10 YEARS     (COMPOSITE)        DATE
-------------------------------------------------------------------------------------------------------------------
 CREDIT SUISSE ASSET MANAGEMENT, LLC
-------------------------------------------------------------------------------------------------------------------
 Fund -- Credit Suisse Warburg Small Company
  Value Fund (Class A shares)                    19.75%      10.87%      15.80%            N/A           N/A
-------------------------------------------------------------------------------------------------------------------
 Composite -- DLJ Asset Management Group, Inc.   27.55%      12.15%      16.45%            N/A           N/A
-------------------------------------------------------------------------------------------------------------------
 Russell 2000 Value Index                        22.8%       12.6%       17.6%             N/A           N/A
-------------------------------------------------------------------------------------------------------------------
 Russell 2500 Value Index (Fund Benchmark)       20.79%      14.35%      18.03%            N/A           N/A
-------------------------------------------------------------------------------------------------------------------
 TCW INVESTMENT MANAGEMENT COMPANY
-------------------------------------------------------------------------------------------------------------------
 Composite -- TCW Value Opportunities Equities   37.08%        N/A         N/A           21.96%       07/17/96
-------------------------------------------------------------------------------------------------------------------
 Russell 2500 Value Index (Fund Benchmark)       20.79%        N/A         N/A           15.55%          N/A
-------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                                                                       SINCE     INCEPTION
 EQUITABLE PREMIER INTERNATIONAL EQUITY FUND     1 YEAR      5 YEARS     10 YEARS    INCEPTION      DATE
---------------------------------------------------------------------------------------------------------------
 LAZARD ASSET MANAGEMENT
---------------------------------------------------------------------------------------------------------------
 Composite -- Lazard International ADR
  Composite                                       1.26%       13.81%        N/A       10.35%      01/01/94
---------------------------------------------------------------------------------------------------------------
 Morgan Stanley Capital International
  EAFE Index (Fund Benchmark)                   (14.17%)       7.14%        N/A        7.80%         N/A
---------------------------------------------------------------------------------------------------------------
 OPPENHEIMERFUNDS, INC.
---------------------------------------------------------------------------------------------------------------
 Fund -- Oppenheimer International Growth Fund
  (Class A shares)                              ( 9.58%)        N/A         N/A       18.63%      03/25/96
---------------------------------------------------------------------------------------------------------------
 Morgan Stanley Capital International
  EAFE Index (Fund Benchmark)                   (14.17%)        N/A         N/A        6.88%         N/A
---------------------------------------------------------------------------------------------------------------


                                   Appendix-6

APPENDIX



---------------------------------------------------------------------------------------------------------------------------
                                                                                      SINCE       SINCE
                                                                                    INCEPTION    INCEPTION     INCEPTION
 EQUITABLE PREMIER TECHNOLOGY FUND               1 YEAR     5 YEARS    10 YEARS       (FUND)    (COMPOSITE)       DATE
---------------------------------------------------------------------------------------------------------------------------
 DRESDNER RCM GLOBAL INVESTORS LLC
---------------------------------------------------------------------------------------------------------------------------
 Fund -- Dresdner RCM Global Technology Fund
  (Class I shares)                              (14.33%)     44.37%      N/A          44.37%        N/A        12/27/95
---------------------------------------------------------------------------------------------------------------------------
 Russell 1000 Technology Index (Fund Benchmark) (34.1%)      28.2%       N/A          28.2%(a)      N/A           N/A
---------------------------------------------------------------------------------------------------------------------------
 OAK ASSOCIATES, LTD.
---------------------------------------------------------------------------------------------------------------------------
 Fund -- Red Oak Technology Select Fund         (10.52%)      N/A        N/A          47.50%        N/A        12/31/98
---------------------------------------------------------------------------------------------------------------------------
 Composite -- All Technology Equity Composite   (19.10%)      N/A        N/A            N/A       42.68%       07/15/99
---------------------------------------------------------------------------------------------------------------------------
 Russell 1000 Technology Index (Fund Benchmark) (34.1%)       N/A        N/A           7.96%      (8.04%)(b)      N/A
---------------------------------------------------------------------------------------------------------------------------

----------
(a) As of 01/01/96. The Russell 1000 Technology Index does not provide mid-month calculations.

(b) As of 08/01/99. The Russell 1000 Technology Index does not provide mid-month calculations.



-------------------------------------------------------------------------------------------------------------
                                                                                    SINCE      INCEPTION
 EQUITABLE PREMIER HEALTH CARE FUND              1 YEAR     5 YEARS     10 YEARS   INCEPTION      DATE
-------------------------------------------------------------------------------------------------------------
 DRESDNER RCM GLOBAL INVESTORS LLC
-------------------------------------------------------------------------------------------------------------
 Fund -- Dresdner RCM Global Health Care Fund
  (Class N shares)                               73.37%        N/A          N/A      38.16%     12/31/96
-------------------------------------------------------------------------------------------------------------
 JP Morgan H&Q HealthCare Index (Fund
  Benchmark)                                     44.17%        N/A          N/A      23.71%        N/A
-------------------------------------------------------------------------------------------------------------
 T. ROWE PRICE ASSOCIATES, INC.
-------------------------------------------------------------------------------------------------------------
 Fund -- T. Rowe Price Health Science Fund       52.19%      24.93%         N/A      24.90%     12/29/95
-------------------------------------------------------------------------------------------------------------
 JP Morgan H&Q HealthCare Index
 (Fund Benchmark)                                44.17%      19.29%         N/A      19.29%        N/A
-------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                                   SINCE        SINCE
                                                                                 INCEPTION    INCEPTION     INCEPTION
 EQUITABLE PREMIER CORE BOND FUND                1 YEAR    5 YEARS    10 YEARS     (FUND)    (COMPOSITE)      DATE
---------------------------------------------------------------------------------------------------------------------------
 BLACKROCK ADVISORS, INC.
---------------------------------------------------------------------------------------------------------------------------
 Fund -- BlackRock Core Bond Total Return
  Portfolio                                      12.39%     6.50%       N/A        7.11%         N/A        12/09/92
---------------------------------------------------------------------------------------------------------------------------
 Composite -- BlackRock Core Bond Composite      10.55%     5.31%       N/A         N/A         6.85%       04/30/91
---------------------------------------------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Bond Index (Fund
  Benchmark)                                     11.63%     6.46%       N/A        7.05%        7.81%          N/A
---------------------------------------------------------------------------------------------------------------------------

                                   Appendix-7

APPENDIX


-----------------------------------------------------------------------------------------------------------
                                                                                    SINCE      INCEPTION
 EQUITABLE MONEY MARKET FUND                     1 YEAR     5 YEARS     10 YEARS   INCEPTION      DATE
-----------------------------------------------------------------------------------------------------------
 BLACKROCK INSTITUTIONAL MANAGEMENT CORPORATION
-----------------------------------------------------------------------------------------------------------
 Fund -- BlackRock Provident Temp Fund           6.45%       5.62%        5.15%       N/A         N/A
-----------------------------------------------------------------------------------------------------------
 90-Day Treasury Bill (Fund Benchmark)           6.18%       5.38%        5.06%       N/A         N/A
-----------------------------------------------------------------------------------------------------------

THE BENCHMARKS

The performance of Comparable Funds and/or Account Composites (collectively "Accounts") of each of the sub-advisers as shown on the preceding pages compares each Account's performance to that of a broad-based securities market index, an index of funds with similar investment objectives and/or a blended index.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Investments cannot be made directly in a broad-based securities index.

RUSSELL 3000 INDEX

Composed of 3,000 large US securities, as determined by total market capitalization. This index is capitalization weighted and represents approximately 98% of the investable US equity market. The largest security has a market capitalization of approximately $520 billion; the smallest is approximately $178 million as of May 31, 2000.


RUSSELL 1000 GROWTH INDEX

Contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

RUSSELL 1000 VALUE INDEX

Contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) with a less-than-average growth orientation. It represents the universe of stocks from which value managers typically select. Securities in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the Growth universe.

STANDARD & POOR'S 500 INDEX

Contains 500 of the largest US industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the US stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.


RUSSELL MIDCAP GROWTH INDEX

Contains those Russell MidCap securities (the smallest 800 securities in the Russell 1000 Index) with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe. These stocks are also members of the Russell 1000 Growth Index.


RUSSELL 2500 GROWTH INDEX

Contains those Russell 2500 securities (the bottom 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index) with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

RUSSELL 2500 VALUE INDEX

Contains those Russell 2500 securities (the bottom 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index) with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the Growth universe.


                                   Appendix-8

APPENDIX


RUSSELL 2000 VALUE INDEX

Contains those Russell 2000 securities with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the Growth universe.


RUSSELL 1000 TECHNOLOGY INDEX

Contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) that are deemed technology companies by the Russell sector classification scheme. This sector includes securities in the following industries: computer hardware, computer software, communications technology, electrical & electronics, semiconductors, and scientific equipment & suppliers. The index is market value weighted.


JPMORGAN H&Q HEALTHCARE INDEX

Contains a market capitalization weighted sampling of approximately 125 securities deemed to be healthcare-related by the JPMorgan H&Q research department. Stocks representing Biotech, Life Sciences Pharmaceutical, Medical Products, and HealthCare Service providers are all included. Stocks with market capitalization greater that $15 billion are scaled back by the research department to represent less of the index than would otherwise be reflected by their market capitalization.


MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX

Contains a market capitalization weighted sampling of securities deemed by Morgan Stanley Capital International to be representative of the market structure of the developed equity markets in Europe, Australasia and the Far East. To construct the index, MSCI targets at least 60% coverage of the market capitalization of each industry within each country in the EAFE index. Companies with less than 40% of their market capitalization publicly traded are float-adjusted to include only a fraction of their market capitalization in the broader EAFE index.

LEHMAN BROTHERS AGGREGATE BOND INDEX


The Lehman Brothers Aggregate Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage passthrough securities, asset-backed securities, and commercial mortgage-based securities. To qualify for inclusion in the Lehman Aggregate Index, a bond must have at least one year remaining to final maturity, $150 million in par value outstanding, rated Baa or better by Moody's, have a fixed coupon rate, and be dollar denominated.



                                   Appendix-9

If you would like more information about the funds, the following document is available free upon request.

STATEMENT OF ADDITIONAL INFORMATION (SAI) -- Provides more detailed information about the funds, has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.


                  TO ORDER A FREE COPY OF A FUND'S SAI, CONTACT
                  YOUR FINANCIAL PROFESSIONAL, OR THE FUNDS AT:

                            EQUITABLE PREMIER FUNDS
                                    C/O PFPC
                                 P.O. BOX 61592
                         KING OF PRUSSIA, PA 19406-3101
                             TELEPHONE: 866-231-8585
                           INTERNET: WWW.EQUITABLE.COM


Your financial professional or Equitable Premier Funds will also be happy to answer your questions or to provide any additional information that you may require.


Information about the funds (including the SAI) is available at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Text-only copies, reports and other information regarding the funds are available free on the EDGAR Database on the Commission's Web site at:

                                   WWW.SEC.GOV

Copies of these publications are also available for a fee and information on the operation of the Public Reference Room may be obtained by electronic request at the following E-mail address:
                publicinfo@sec.gov., or by writing or calling the
                       Public Reference Room of the SEC,
                           Washington, D.C. 20549-0102
                                  202-942-8090

                             EQUITABLE PREMIER FUNDS

Equitable Premier Large Cap Growth Fund
Equitable Premier Large Cap Core Equity Fund
Equitable Premier Large Cap Value Fund
Equitable Premier Small/Mid Cap Growth Fund
Equitable Premier Small/Mid Cap Value Fund
Equitable Premier International Equity Fund
Equitable Premier Technology Fund
Equitable Premier Health Care Fund
Equitable Premier Core Bond Fund
Equitable Money Market Fund

                   (Investment Company Act File No. 811-10283)
                   (Investment Company Act File No. 811-10289)





                    (Copyright) 2001 Equitable Premier Funds

[LOGO]





EQUITABLE PREMIER FUNDS

Prospectus May 21, 2001



Copyright (c) 2001                                The Equitable Life
The Equitable Life                                Assurance Society of the
Assurance Society of the                          United States (Equitable)
United States                                     1290 Avenue of the Americas,
                                                  New York, NY 10104
All Right Reserved                                (212) 554-1234


The Equitable logo with the                       Co-distributed by AXA
Goddess of Protection is a                        Advisors, LLC and Equitable
registered service mark of                        Distributors, Inc.
the Equitable Life Assurance
Society of the United States.
All other marks used herein
are the property of their
respective owners.

                          EQUITABLE PREMIER FUNDS TRUST

                                 EQUITABLE TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                                  May 21, 2001


                     Equitable Premier Large Cap Growth Fund
                  Equitable Premier Large Cap Core Equity Fund
                     Equitable Premier Large Cap Value Fund
                   Equitable Premier Small/Mid Cap Growth Fund
                   Equitable Premier Small/Mid Cap Value Fund
                   Equitable Premier International Equity Fund
                        Equitable Premier Technology Fund
                       Equitable Premier Health Care Fund
                        Equitable Premier Core Bond Fund
                           Equitable Money Market Fund


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus for the Trusts dated May 21, 2001, which may be obtained without charge by calling Equitable toll free at 1-866-231-8585 or writing to the Trusts at 1290 Avenue of the Americas, New York, New York 10104. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.


                                TABLE OF CONTENTS


DESCRIPTION OF THE TRUSTS.........................................................................................2

THE FUNDS.........................................................................................................2

ADDITIONAL INVESTMENT STRATEGIES AND RISKS........................................................................6

MANAGEMENT OF THE TRUSTS.........................................................................................29

INVESTMENT MANAGEMENT AND OTHER SERVICES.........................................................................33

BROKERAGE ALLOCATION AND OTHER STRATEGIES........................................................................39

PURCHASE AND PRICING OF SHARES...................................................................................41

REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION AND OTHER SERVICES.........................43

CONVERSION OF CLASS B SHARES.....................................................................................47

TAXATION ........................................................................................................47

FUND PERFORMANCE.................................................................................................52

OTHER INFORMATION................................................................................................52

FINANCIAL STATEMENTS.............................................................................................55

DESCRIPTION OF THE TRUSTS

Equitable Premier Funds Trust ("Premier Trust") and Equitable Trust (each a "Trust" and collectively the "Trusts") are open-end management investment companies and are registered as such under the Investment Company Act of 1940, as amended ("1940 Act"). Each Trust is organized as a Delaware business trust. Premier Trust was formed on January 23, 2001. Equitable Trust was formed on February 2, 2001. (See "Other Information")

The Premier Trust currently offers shares on behalf of each of the following funds: Equitable Premier Large Cap Growth Fund ("Large Cap Growth Fund"), Equitable Premier Large Cap Core Equity Fund ("Large Cap Core Equity Fund"), Equitable Premier Large Cap Value Fund ("Large Cap Value Fund"), Equitable Premier Small/Mid Cap Growth Fund ("Small/Mid Cap Growth Fund"), Equitable Premier Small/Mid Cap Value Fund ("Small/Mid Cap Value Fund"), Equitable Premier International Equity Fund ("International Equity Fund"), Equitable Premier Technology Fund ("Technology Fund"), Equitable Premier Health Care Fund ("Health Care Fund") and Equitable Premier Core Bond Fund ("Core Bond Fund") (collectively "Premier Funds"). Equitable Trust currently offers shares on behalf of the Equitable Money Market Fund ("Money Market Fund").

THE FUNDS

LARGE CAP GROWTH FUND. The fund's objective is long-term growth of capital. Under normal circumstances, the fund intends to invest at least 80% of its total assets in equity securities of large capitalization companies (companies with market capitalization in excess of $5 billion at the time of investment). The fund may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The fund may invest up to 20% of its assets in equity securities, including depositary receipts, of large foreign companies.

LARGE CAP CORE EQUITY FUND. The fund's objective is long-term growth of capital. Under normal circumstances, the fund intends to invest at least 80% of its total assets in equity securities of large capitalization companies (companies with market capitalization in excess of $5 billion at the time of investment). The fund may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The fund may invest up to 20% of its assets in equity securities, including depositary receipts, of large foreign companies.

LARGE CAP VALUE FUND. The fund's objective is long-term growth of capital. Under normal circumstances, the fund intends to invest at least 80% of its total assets in equity securities of large capitalization companies (companies with market capitalization in excess of $5 billion at the time of investment). The fund may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The fund may invest up to 20% of its assets in equity securities, including depositary receipts, of large foreign companies.

SMALL/MID CAP GROWTH FUND. The fund's objective is long-term growth of capital. Under normal circumstances, the fund intends to invest at least 80% of its total assets in equity securities of small- and mid-capitalization companies (companies with market capitalization between $100 million and $10 billion at the time of investment). The fund may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The fund may invest up to 20% of its assets in equity securities, including depositary receipts, of foreign companies, including those issued by issuers in developing countries.

SMALL/MID CAP VALUE FUND. The fund's objective is long-term growth of capital. Under normal circumstances, the fund intends to invest at least 80% of its total assets in equity securities of small- and mid-capitalization companies (companies with market capitalization between $100 million and $10 billion at the time of investment). The fund may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The fund may invest up to 20% of its assets in equity securities, including depositary receipts, of foreign companies, including those issued by issuers in developing countries.

INTERNATIONAL EQUITY FUND. The fund's objective is long-term growth of capital. Under normal circumstances, the fund intends to invest at least 65% of its total assets in equity securities of foreign companies (companies organized or headquartered outside of the U.S.). The fund may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade bonds of U.S. and foreign issuers. The fund may also invest up to 35% of its assets in securities of U.S. companies.

TECHNOLOGY FUND. The fund's objective is long-term growth of capital. Under normal circumstances, the fund intends to invest at least 80% of its assets in equity securities of companies principally engaged in the technology sector. Such companies include, among others, those in the computer, electronic, communication, e-commerce and information service industries. The fund may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities, including investment grade and lower rated corporate bonds. It is anticipated that the fund will invest primarily in U.S. issuers but the fund may invest up to 35% of its assets in equity securities, including depositary receipts, of foreign companies, including those issued by issuers in developing countries.

HEALTH CARE FUND. The fund's objective is long-term growth of capital. Under normal circumstances, the fund intends to invest at least 80% of its assets in equity securities of companies engaged in the research, development, production or distribution of products or services related to health care, medicine or the life sciences. The fund may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as debt securities, including securities designed to replicate an index, industry or sector of the economy and investment grade and lower rated corporate bonds. It is anticipated that the fund will invest primarily in U.S. issuers but the fund may invest up to 35% of its assets in equity securities, including depositary receipts, of foreign companies, including those issued by issuers in developing countries.

CORE BOND FUND. The fund's objective is to seek a high level of current income consistent with a prudent level of risk. Under normal circumstances, the fund intends to invest at least 80% of its total assets in investment grade debt securities. The fund may invest up to 10% of its total assets in debt securities of foreign issuers. The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the sub-adviser to be of similar quality. The fund may invest in corporate bonds, including mortgage- and asset-backed securities, derivative securities, Eurodollar and Yankee dollar obligations, Brady bonds, forward commitments, when issued and delayed delivery securities U.S. government bonds, including those backed by mortgages and related repurchase agreements and zero coupon bonds.

MONEY MARKET FUND. The fund's objective is to seek a high level of current income that is consistent with maintaining liquidity and preserving capital. The fund intends to invest only in short-term, high quality dollar-denominated securities maturing in 13 months or less. The fund's weighted average portfolio maturity will not exceed 90 days. The fund may invest in securities issued by U.S. companies, U.S. and foreign banks, U.S. and foreign governments, U.S. agencies, states and municipalities and international organizations, such as the World Bank and the International Monetary Fund. The fund may also invest in repurchase agreements based on these securities. All securities purchased by the fund must meet the requirements of Rule 2a-7 under the 1940 Act, which is designed to mitigate the risk of loss.

FUNDAMENTAL RESTRICTIONS

Each fund has adopted certain investment restrictions that are fundamental and may not be changed without approval by a "majority" vote of the fund's shareholders. Such majority is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of such fund present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such fund. Set forth below are each of the fundamental restrictions adopted by each of the funds.

         Each fund, except the Technology Fund and the Health Care Fund, will not:

         (1) purchase securities of any one issuer if, as a result, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

         The following interpretation applies to, but is not a part of, this fundamental restriction: mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

         Each Fund will not:

         (2) purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities and except that the Technology Fund, under normal circumstances, will invest 25% or more of its total assets in the related group of industries consisting of the technology industries (e.g., computers, electronics (including hardware and components), communications, e-commerce and information service industries), and the Health Care Fund, under normal circumstances, will invest 25% or more of its total assets in the related group of industries consisting of the health care industries (e.g., pharmaceutical, medical products and supplies, technology, medical research and development and heath care service industries).

         (3) issue senior securities or borrow money, except as permitted under the 1940 Act, and then not in excess of 33 1/3% of the fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that each fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a "when-issued" delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

         (4) make loans, except loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

         (5) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

         (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that each fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

         (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but each fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

NON-FUNDAMENTAL RESTRICTIONS

The following investment restrictions apply to each fund, but are not fundamental. They may be changed for any fund by the Board of Trustees of the Trusts and without a vote of that fund's shareholders.


         Each fund, except the Money Market Fund, will not invest more than 15% of its net assets in illiquid securities. The Money Market Fund will not invest more than 10% of its net assets in illiquid securities.


         Each fund will not:


         (1) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that each fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

         (2) engage in short sales of securities or maintain a short position, except that each fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

         (3) purchase securities of other investment companies, except to the extent permitted by the 1940 Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger. This investment restriction will not prevent the Money Market Fund from investing all or a part of its assets in an open-end investment company with the same investment objective as the fund.

         (4) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.


Large Cap Growth Fund, Large Cap Core Equity Fund, Large Cap Value Fund, Small/Mid Cap Growth Fund, Small/Mid Cap Value Fund, Technology Fund, Health Care Fund and Core Bond Fund each have a policy regarding how 80% of its assets will be invested, and none of these funds may change their respective policy without giving sixty (60) days written notice to its shareholders.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

In addition to the fund's principal investment strategies discussed in the Prospectus, each fund may engage in other types of investment strategies as further described in the descriptions below. Each fund may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or the fund's own investment restrictions. Funds that anticipate committing 5% or more of their net assets to a particular type of investment strategy or instrument are specifically referred to in the descriptions below of such investment strategy or instrument.

ASSET-BACKED SECURITIES. (Core Bond Fund and Money Market Fund) Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed in more detail below. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

BONDS. (All Funds) Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are "perpetual" in that they have no maturity date.

Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a fund's investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer's own financial condition or in economic conditions.

BRADY BONDS. (International Equity Fund and Core Bond Fund) Brady Bonds are fixed income securities created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. Each fund can invest in Brady Bonds only if they are consistent with quality specifications established from time to time by the sub-adviser to that fund.

CONVERTIBLE SECURITIES. (Large Cap Core Equity Fund, Small/Mid Cap Growth Fund, International Equity Fund and Health Care Fund) A convertible security is a bond, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party.

CREDIT AND LIQUIDITY ENHANCEMENTS. A fund may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a fund to use them when the fund wishes to do so.

CREDIT RATINGS. Moody's, S&P and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the ratings assigned to corporate bonds by Moody's and S&P is included in the Appendix to this SAI. The process by which Moody's and S&P determine ratings for mortgage-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond's rating. Subsequent to a bond's purchase by a fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the fund. The funds may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

In addition to ratings assigned to individual bond issues, the applicable sub-adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer's obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

NON-INVESTMENT GRADE BONDS. (Technology Fund and Health Care Fund) Investment grade bonds are rated in one of the four highest rating categories by Moody's or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable sub-adviser to be of comparable quality. Moody's considers bonds rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities. Bonds rated D by S&P are in payment default or such rating is assigned upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Bonds rated C by Moody's are in the lowest rated class and can be regarded as having extremely poor prospects of attaining any real investment standing. References to rated bonds in the Prospectus or this SAI include bonds that are not rated by a rating agency but that the applicable sub- adviser determines to be of comparable quality.

Non-investment grade bonds (commonly known as "junk bonds" and sometimes referred to as "high yield, high risk bonds") are rated Ba or lower by Moody's, BB or lower by S&P, comparably rated by another rating agency or, if unrated, determined by a fund's sub-adviser to be of comparable quality. A fund's investments in non-investment grade bonds entail greater risk than its investments in higher rated bonds. Non-investment grade bonds are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and may involve significant risk exposure to adverse conditions. Non-investment grade bonds generally offer a higher current yield than that available for investment grade issues; however, they involve greater risks, in that they are especially sensitive to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full.

The market for non-investment grade bonds, especially those of foreign issuers, has expanded rapidly in recent years, which has been a period of generally expanding growth and lower inflation. These securities will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. This has been reflected in recent volatility in emerging market securities. In the past, many lower rated bonds experienced substantial price declines reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated bonds rose dramatically. However, those higher yields did not reflect the value of the income stream that holders of such securities expected. Rather, they reflected the risk that holders of such securities could lose a substantial portion of their value due to financial restructurings or defaults by the issuers. There can be no assurance that those declines will not recur.

The market for non-investment grade bonds generally is thinner and less active than that for higher quality securities, which may limit a fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade bonds, especially in a thinly traded market.

DEPOSITARY RECEIPTS. (All Funds except Core Bond Fund and Money Market Fund) Depositary receipts exist for many foreign securities and are securities representing ownership interests in securities of foreign companies (an "underlying issuer") and are deposited with a securities depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated depositary receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the U.S. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Although there may be more reliable information available regarding issuers of certain ADRs that are issued under so-called "sponsored" programs and ADRs do not involve foreign currency risks, ADRs and other depositary receipts are subject to the risks of other investments in foreign securities, as described directly above.

Depositary receipts may be "sponsored" or "unsponsored." Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts. For purposes of a fund's investment policies, the fund's investment in depositary receipts will be deemed to be investments in the underlying securities except as noted.

DOLLAR ROLLS. (Large Cap Core Equity Fund and Core Bond Fund) In a dollar roll, a fund sells mortgage-backed or other securities for delivery on the next regular settlement date for those securities and, simultaneously, contracts to purchase substantially similar securities for delivery on a later settlement date. Dollar rolls also are subject to a fund's limitation on borrowings.

Dollar roll transactions involve the risk that the market value of the securities a fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom a fund sells securities becomes insolvent, the fund's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the sub-adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

EQUITY SECURITIES. (All Funds except Core Bond Fund and Money Market Fund) Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

Preferred stock has certain fixed income features, like a bond, but actually it is an equity security that is senior to a company's common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a fund may experience a substantial or complete loss on an individual equity investment. While this is possible with bonds, it is less likely.

EURODOLLAR AND YANKEE DOLLAR OBLIGATIONS. (Large Cap Core Equity Fund, International Equity Fund, Core Bond Fund and Money Market Fund) Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes and the expropriation or nationalization of foreign issuers.

FLOATERS AND INVERSE FLOATERS. (Large Cap Core Equity Fund, Small/Mid Cap Growth Fund, Core Bond Fund and Money Market Fund) Floaters and Inverse Floaters are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Securities".

FOREIGN CURRENCY TRANSACTIONS. (Large Cap Core Equity Fund, Small/Mid Cap Growth Fund, International Equity Fund, Health Care Fund and Core Bond Fund) The funds may purchase securities denominated in foreign currencies including the purchase of foreign currency on a spot (or cash) basis. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a fund's assets and income. In addition, although a portion of a fund's investment income may be received or realized in such currencies, the fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after a fund's income has been earned and computed in U.S. dollars but before conversion and payment, the fund could be required to liquidate portfolio securities to make such distributions.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. foreign governments or central banks, by currency controls or political developments in the U.S. or abroad. Certain funds may also invest in the following types of foreign currency transactions:

         FORWARD FOREIGN CURRENCY TRANSACTIONS. (Large Cap Core Equity Fund, Small/Mid Cap Growth Fund, International Equity Fund, Health Care Fund and Core Bond Fund) A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

A fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. A fund's use of such contracts will include, but not be limited to, the following situations.

First, when the fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when a fund's sub-adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies, multinational currency units or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the fund.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the diversification strategies. However, the sub-adviser to the fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the fund will be served.

A fund may enter into forward contracts for any other purpose consistent with the fund's investment objective and program. However, the fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the fund's holdings of liquid, securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the fund may net offsetting positions.

At the maturity of a forward contract, a fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract. If a fund retains the portfolio security and engages in an offsetting transaction, the fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

Should forward prices decline during the period between the fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Although each fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

         FOREIGN CURRENCY OPTIONS, FOREIGN CURRENCY FUTURES CONTRACTS AND OPTIONS ON FUTURES. (Small/Mid Cap Growth Fund, International Equity Fund and Health Care Fund) The funds may also purchase and sell foreign currency futures contracts and may purchase and write exchange-traded call and put options on foreign currency futures contracts and on foreign currencies. Each fund, if permitted in the Prospectus, may purchase or sell exchange-traded foreign currency options, foreign currency futures contracts and related options on foreign currency futures contracts as a hedge against possible variations in foreign exchange rates. The funds will write options on foreign currency or on foreign currency futures contracts only if they are "covered." A put on a foreign currency or on a foreign currency futures contract written by a fund will be considered "covered" if, so long as the fund is obligated as the writer of the put, it segregates with the fund's custodian cash, U.S. Government securities or other liquid high-grade debt securities equal at all times to the aggregate exercise price of the put. A call on a foreign currency or on a foreign currency futures contract written by the fund will be considered "covered" only if the fund owns short-term debt securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written. Option transactions may be effected to hedge the currency risk on non-U.S. dollar-denominated securities owned by a fund, sold by a fund but not yet delivered or anticipated to be purchased by a fund. As an illustration, a fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In these circumstances, a fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option.

         OVER THE COUNTER OPTIONS ON FOREIGN CURRENCY TRANSACTIONS. (Small/Mid Cap Growth Fund, International Equity Fund and Health Care Fund) The funds may engage in over-the-counter options on foreign currency transactions. The funds may engage in over-the-counter options on foreign currency transactions only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The funds may only enter into forward contracts on currencies in the over-the-counter market. The sub-advisers may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect the value of specific portfolio positions ("position hedging"). Certain differences exist between foreign currency hedging instruments. Foreign currency options provide the holder the right to buy or to sell a currency at a fixed price on or before a future date. Listed options are third-party contracts (performance is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized prices and expiration dates. Over-the-counter options are two-party contracts and have negotiated prices and expiration dates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of the currency for a set price on a future date. Futures contracts and listed options on futures contracts are traded on boards of trade or futures exchanges.

Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter.

Hedging transactions involve costs and may result in losses. The funds may also write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A fund will engage in over-the-counter options transactions on foreign currencies only when appropriate exchange traded transactions are unavailable and when, in the sub-adviser's opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A fund's ability to engage in hedging and related option transactions may be limited by tax considerations.

Transactions and position hedging do not eliminate fluctuations in the underlying prices of the securities which the funds own or intend to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

A fund will not speculate in foreign currency options, futures or related options. Accordingly, a fund will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing.


FOREIGN SECURITIES. (Large Cap Growth Fund, Large Cap Core Equity Fund, Small/Mid Cap Growth Fund, International Equity Fund, Technology Fund and Health Care Fund) The funds may also invest in other types of foreign securities or engage in the certain types of transactions related to foreign securities, such as Brady Bonds, Depositary Receipts, Eurodollar and Yankee Dollar Obligations and Foreign Currency Transactions, including forward foreign currency transactions, foreign currency options and foreign currency futures contracts and options on futures. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.


Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes which reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets and a fund's investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S.

and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement," which can result in losses to a fund.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the funds will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. See "Emerging Market Securities" below for additional risks.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

In less liquid and well developed stock markets, such as those in some Eastern European, Southeast Asian and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices. Additionally, investments in emerging market regions or the following geographic regions are subject to more specific risks, as discussed below.

         EMERGING MARKET SECURITIES. (Large Cap Core Equity Fund, Small/Mid Cap Growth Fund, International Equity Fund and Health Care Fund) Investments in emerging market country securities involve special risks. The economies, markets and political structures of a number of the emerging market countries in which the funds can invest do not compare favorably with the U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries), and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems and government instability. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

         EASTERN EUROPEAN AND RUSSIAN SECURITIES. The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 50 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that a fund's investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the U.S. and other more developed markets. Ownership of equity securities in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a fund could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record shares and companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. For example, Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices could cause a delay in the sale of Russian securities by a fund if the company deems a purchaser unsuitable, which may expose a fund to potential loss on its investment.

In light of the risks described above, the Board of Trustees of each Trust has approved certain procedures concerning a fund's investments in Russian securities. Among these procedures is a requirement that a fund will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with a fund's custodian containing certain protective conditions, including, among other things, the custodian's right to conduct regular share confirmations on behalf of a fund. This requirement will likely have the effect of precluding investments in certain Russian companies that a fund would otherwise make.

         PACIFIC BASIN REGION. Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making;
(ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries and (v) ethnic, religious and racial disaffection.

The economies of most of the Asian countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China and the European Community. The enactment by the U.S. or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a fund. Similarly, volume and liquidity in the bond markets in Asia are less than in the U.S. and, at times, price volatility can be greater than in the U.S. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect a fund's ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. With respect to investments in the currencies of Asian countries, changes in the value of those currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a fund's assets denominated in those currencies.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. (Small/Mid Cap Growth Fund, International Equity Fund and Health Care Fund) Forward commitments, including "TBA" (to be announced), when-issued and delayed delivery transactions arise when securities are purchased by a fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the fund at the time of entering into the transaction. However, the price of or yield on a comparable security available when delivery takes place may vary from the price of or yield on the security at the time that the forward commitment or when-issued or delayed delivery transaction was entered into. Agreements for such purchases might be entered into, for example, when a fund anticipates a decline in interest rates and is able to obtain a more advantageous price or yield by committing currently to purchase securities to be issued later. When a fund purchases securities on a forward commitment, when-issued or delayed delivery basis it does not pay for the securities until they are received, and the fund is required to create a segregated account with the Trust's custodian and to maintain in that account cash or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the fund's forward commitments, when-issued or delayed delivery commitments.

Each fund may make contracts to purchase forward commitments if it holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if it enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the fund's other assets. Where such purchases are made through dealers, a fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to a fund of an advantageous yield or price.

A fund will only enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, the fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although the fund may close out its position prior to the settlement date by entering into a matching sales transaction.

Although none of the funds intends to make such purchases for speculative purposes and each fund intends to adhere to the policies of the SEC, purchases of securities on such a basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if a fund determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss and would be treated for tax purposes as such. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, a fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than a fund's payment obligation).

HEALTH CARE SECTOR RISK. (Health Care Fund) The value of the Health Care Fund's shares is particularly vulnerable to factors affecting the health care industries. Health care industries generally are subject to substantial government regulation. Changes in governmental policy or regulation could have a material effect on the demand for products and services offered by companies in the health care industries and therefore could affect the performance of the fund. Regulatory approvals are generally required before new drugs and medical devices or procedures may be introduced and before the acquisition of additional facilities by health care providers. In addition, the products and services offered by such companies may be subject to rapid obsolescence caused by technological and scientific advances.

HYBRID INSTRUMENTS. (International Equity Fund) Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a United States dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the portfolio and the issuer of the hybrid instrument, the creditworthiness of the counter party or issuer of the hybrid instrument would be an additional risk factor which the Fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by persons in the United States, the SEC, which regulates the offer and sale of securities by and to persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund.

ILLIQUID SECURITIES OR NON-PUBLICLY TRADED SECURITIES. (Large Cap Core Equity Fund, Small/Mid Cap Growth Fund, Small/Mid Cap Value Fund and International Equity Fund) The inability of a fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair a fund's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a fund which are eligible for resale pursuant to Rule 144A will be monitored by each fund's sub-adviser on an ongoing basis, subject to the oversight of the adviser. In the event that such a security is deemed to be no longer liquid, a fund's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a fund having more than 15% of its assets invested in illiquid or not readily marketable securities.

Rule 144A Securities will be considered illiquid and therefore subject to a fund's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board of Trustees and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INVESTMENT COMPANY SECURITIES. (Large Cap Core Equity Fund, Small/Mid Cap Growth Fund, International Equity Fund, Health Care Fund and Money Market Fund) Investment company securities are securities of other open-end or closed-end investment companies. Except for so-called fund-of-funds, the 1940 Act generally prohibits a fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the fund's total assets in any investment company and no more than 10% in any combination of unaffiliated investment companies. The 1940 Act further prohibits a fund from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.

         EXCHANGE TRADED FUNDS (ETFs). These are a type of investment company security bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. The fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owing an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have management fees which increase their costs.

LOAN PARTICIPATIONS AND ASSIGNMENTS. Investments in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions ("Lenders") may be in the form of participations ("Participations") in Loans or assignments ("Assignments") of all or a portion of Loans from third parties. Participations typically result in the fund's having a contractual relationship only with the Lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the fund may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A fund will acquire Participations only if its sub-adviser determines that the selling Lender is creditworthy.

When a fund purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the fund is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the fund. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Assignments and Participations are generally not registered under the Securities Act of 1933, as amended ("Securities Act"), and thus may be subject to a fund's limitation on investment in illiquid securities. Because there may be no liquid market for such securities, such securities may be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a fund's ability to dispose of particular Assignments or Participations when necessary to meet the fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

MORTGAGE-BACKED OR MORTGAGE-RELATED SECURITIES. (Core Bond Fund) A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Certain funds may invest in collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or "tranches"), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a fund would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a fund that invests in CMOs.

The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the funds may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a fund may not be liable to realize the rate of return it expected.

Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a fund may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a fund to experience a loss equal to any unamortized premium.

Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The funds may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a fund may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund's ability to buy or sell those securities at any particular time.

MORTGAGE DOLLAR ROLLS. (Large Cap Core Equity Fund and Core Bond Fund) The funds may enter into mortgage dollar rolls in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the fund compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the sub-adviser's ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the fund. The fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price.

MUNICIPAL SECURITIES. (Core Bond Fund) Municipal securities ("municipals") are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

OPTIONS AND FUTURES TRANSACTIONS. (Small/Mid Cap Growth Fund, International Equity Fund, Health Care Fund and Core Bond Fund) The funds may use a variety of financial instruments that derive their value from the value of one or more underlying assets, reference rates or indices ("Derivative Instruments"), including certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts, forward currency contracts and swap transactions. The fund may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, the fund's use of these instruments will place at risk a much smaller portion of its assets. The particular Derivative Instruments that may be used by the fund are described below.

         The fund might not use any Derivative Instruments or derivative strategies, and there can be no assurance that using any strategy will succeed. If the fund is incorrect in its judgment on market values, interest rates or other economic factors in using a Derivative Instrument or strategy, the fund may have lower net income and a net loss on the investment.

         OPTIONS ON SECURITIES AND FOREIGN CURRENCIES. (International Equity
Fund) A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

         OPTIONS ON SECURITIES INDICES. A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

         SECURITIES INDEX FUTURES CONTRACTS. A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

         INTEREST RATE AND FOREIGN CURRENCY FUTURES CONTRACTS. Interest rate and foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of bonds or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

         OPTIONS ON FUTURES CONTRACTS. Options on futures contracts are similar to options on securities or currency, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

         FORWARD CURRENCY CONTRACTS. A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

PASSIVE FOREIGN INVESTMENT COMPANIES. (International Equity Fund) The funds may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies ("PFICs"). Such entities have been the only or primary way to invest in certain countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. For tax purposes these funds may be known as passive foreign investment companies.

The funds are subject to certain percentage limitations under the 1940 Act relating to the purchase of securities of investment companies, and, consequently, each fund may have to subject any of its investments in other investment companies, including PFICS, to the limitation that no more than 10% of the value of the fund's total assets may be invested in such securities. In addition to bearing their proportionate share of a fund's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Like other foreign securities, interests in passive foreign investment companies also involve the risk of foreign securities, as described above.

PAYMENT-IN-KIND BONDS. (Small/Mid Cap Growth Fund) Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of payment-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the funds are nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the funds could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

REAL ESTATE INVESTMENT TRUSTS. (Large Cap Core Equity Fund and Small/Mid Cap Growth Fund) Risks associated with investments in securities of companies in the real estate industry, including real estate investment trusts ("REITS"), include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITS may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITS are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITS are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITS could end up holding the underlying real estate.

REPURCHASE AGREEMENTS. (All Funds) Repurchase agreements are transactions in which a fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. A fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. Each fund intends to enter into repurchase agreements only in transactions with counterparties believed by Equitable to present minimum credit risks.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by a fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to each fund's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, a fund will maintain, in a segregated account with its custodian, cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement. See "The Funds' Investments, Related Risks and Limitations -- Segregated Accounts."

Reverse repurchase agreements involve the risk that the buyer of the securities sold by a fund might be unable to deliver them when that fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

SECURITIES LOANS. (All Funds) All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the funds an amount equal to any dividends or interest received on loaned securities. The funds retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially.

Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the loaned securities marked to market on a daily basis. The collateral received will consist of cash, U.S. Government securities, letters of credit or such other collateral as may be permitted under a fund's investment program. While the securities are being loaned, a fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A fund has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A fund will generally not have the right to vote securities while they are being loaned, but its adviser or sub-adviser will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by a fund's sub-adviser to be of good standing and will not be made unless, in the judgment of the sub-adviser, the consideration to be earned from such loans would justify the risk.

SHORT SALES AGAINST THE BOX. (Large Cap Core Equity Fund and Small/Mid Cap Growth Fund) The funds may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the fund owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by each fund to, for example, lock in a sale price for a security the fund does not wish to sell immediately. Each fund will deposit, in a segregated account with its custodian or a qualified subcustodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. Each fund will endeavor to offset transaction costs associated with short sales against the box with the income from the investment of the cash proceeds. Not more than 10% of a fund's net assets (taken at current value) may be held as collateral for short sales against the box at any one time. The extent to which a fund may make short sales may be limited by Code requirements for qualification as a regulated investment company.

SMALL COMPANY SECURITIES. (Large Cap Core Equity Fund, Small/Mid Cap Growth Fund, Small/Mid Cap Value Fund, International Equity Fund, Technology Fund and Health Care Fund) The funds may invest in the securities of smaller capitalization companies. Investing in securities of small companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, small companies often have limited product lines, markets or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones and smaller companies may be dependent for management on one or a few key persons. Therefore, an investment in these funds may involve a greater degree of risk than an investment in other funds that seek capital appreciation by investing in better known, larger companies.

STRUCTURED NOTES. (Large Cap Core Equity Fund) Structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

SWAPS. (International Equity Fund) Swap contracts are derivatives in the form of a contract or other similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

A fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the fund receiving or paying, as the case may be, only the net amount of the two payments. A fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of unencumbered liquid assets, to avoid any potential leveraging of a fund. To the extent that these swaps are entered into for hedging purposes, the sub-advisers believe such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, the sub-adviser will not treat them as being subject to a fund's borrowing restrictions. A fund may enter into OTC swap transactions with counterparties that are approved by the sub-advisers in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The fund will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the fund receiving or paying, as the case may be, only the net amount of the two returns. The fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or high grade debt obligations. No fund will enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Trust's Board of Trustees. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Swaps that include more recent innovations for which standardized documentation has not yet been fully developed are less liquid than "traditional" swaps. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a sub-adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the fund would be less favorable than it would have been if this investment technique were not used.

The swaps in which a fund may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the fund is contractually obligated to make. If the other party to a swap defaults, the fund's risk of loss consists of the net amount of payments that the fund contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a sub-adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the fund would be less favorable than it would have been if this investment technique were not used.

TECHNOLOGY SECTOR RISK. (Large Cap Growth Fund, Small/Mid Cap Growth Fund and Technology Fund) The value of the Technology Fund's shares is particularly vulnerable to factors affecting the technology industries, such as dependency on consumer and business acceptance as new technologies evolve, large and rapid price movements resulting from competition, rapid obsolescence of products and services, short product cycles and aggressive pricing. For each of the funds, it should be noted that many technology companies are small and at an earlier state of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources.


U.S. GOVERNMENT SECURITIES. (All Funds) U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.


U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.

Treasury inflation-indexed securities ("TIIS") are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest on TIIS is payable semi-annually on the adjusted principal value. The principal value of TIIS would decline during periods of deflation, but the principal amount payable at maturity would not be less than the original par amount. If inflation is lower than expected while a fund holds TIIS, the fund may earn less on the TIIS than it would on conventional Treasury bonds. Any increase in the principal value of TIIS is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. See "Taxes -- Other Information" below.

WARRANTS. (Large Cap Core Equity Fund, Small/Mid Cap Growth Fund and International Equity Fund) Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

ZERO-COUPON BONDS. (Small/Mid Cap Growth Fund) Zero-coupon bonds are issued at a significant discount from their principal amount and pay interest only at maturity rather than at intervals during the life of the security. The value of zero-coupon bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to investors in such instruments. Thus, each fund could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

FUND TURNOVER. The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as "fund turnover." A high turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) which must be borne by the fund and its shareholders and increases realized gains and losses. A fund's annual portfolio turnover rate will not be a factor preventing a sale or purchase when a sub-adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. The sale of a fund's securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income.

MANAGEMENT OF THE TRUSTS

Each Trust's Board has the responsibility for the overall management of the Trust and its funds, including general supervision and review of the funds' investment activities and their conformity with Delaware law and the stated policies of the Trust's funds. Each Trust's Board elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The Trustees and officers of each Trust, together with information as to their principal business occupations during the last five years, and other information are shown below.

THE TRUSTEES

NAME AND AGE                        POSITION WITH TRUSTS        PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------                        --------------------        --------------------------------------------------
Peter D. Noris* (45)                Trustee and Chairman        From 1995 to present, Executive Vice President and
                                                                Chief Investment Officer, Equitable; from 1992 to 1995,
                                                                Vice President, Salomon Brothers Inc.; from July 1995
                                                                to present, Director, Alliance Capital Management,
                                                                L.P.; from July 1995 to October 1999, Trustee, Hudson
                                                                River Trust (investment company); from November 1996 to
                                                                present, Executive Vice President, AXA Advisors LLC.

Conrad P. Albert (54)               Trustee                     From 1986 to present, Director, Anadarko Petroleum
                                                                Corp.; from 1996 to 1998, Director, DeepTech
                                                                International Inc. (diversified energy company).

Carol J. Parry (60)                 Trustee                     From 2000 to present, President and Management
                                                                Consultant, Corporate Social Responsibility Associates;
                                                                from 1996 to 1999, Executive Vice President, The Chase
                                                                Manhattan Bank; from 1998 to present, Director, R.H.
                                                                Donnelley Corp. (independent marketers of yellow pages
                                                                advertising).

William O. Murphy (66)              Trustee                     From 1995 to present, Deacon, St. Joseph Roman Catholic
                                                                Church; from 1970 to 1994, Partner, Simpson Thacher &
                                                                Bartlett, and Associate (1960 to 1970); from 1998 to
                                                                present, Director, Centorr-Vacuum Industries
                                                                (manufacturing company); from 1995 to 1998, Director,
                                                                North American Mortgage Corp.

Donald E. O'Connor (64)             Trustee                     From 1997 to present, Consultant; from 1987 to 1997,
                                                                Executive Vice President and Chief Operating Officer,
                                                                ICI Mutual Insurance Company; from 1997 to present,
                                                                Trustee, Advisors Series Trust; from 1998 to present,
                                                                Trustee, The Parnassus Fund and The Parnassus Income
                                                                Fund; from 2000 to present, Director, Forward Funds,
                                                                Inc.

Cynthia R. Plouche (44)             Trustee                     From 1990 to present, Founder, Chief Investment
                                                                Officer, Managing Director and Portfolio Manager,
                                                                Abacus Financial Group Inc.

                                                         -30-

THE TRUSTEES

NAME AND AGE                        POSITION WITH TRUSTS        PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------                        --------------------        --------------------------------------------------

Jose S. Suquet* (44)                Trustee                     From 1994 to present,  Senior Executive Vice President
                                                                and Chief Distribution  Officer, AXA Client Solutions;
                                                                from  1996  to  1999,  Director  (1996  to  1997)  and
                                                                Chairman  (1998 to 1999),  Life  Insurance  Management
                                                                Research Association.


* "Interested person" of the Trusts (as that term is defined in the 1940 Act).

COMMITTEES OF THE BOARD

Each Trust has a standing Audit Committee consisting of all of the Trustees who are not "interested persons" of the Trust (as that term is defined in the 1940
Act) ("Independent Trustee(s)"). The Audit Committee's function is to recommend to the Board independent accountants to conduct the annual audit of the Trust's financial statements; review with the independent accountants the outline, scope and results of this annual audit and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control.

Each Trust has a Nominating and Compensation Committee consisting of all of the Independent Trustees. The Nominating and Compensation Committee's function is to nominate and evaluate Independent Trustee candidates and review the compensation arrangements for each of the Trustees.

Each Trust has a Valuation Committee consisting of Brian O'Neil, Steven M. Joenk, Kenneth T. Kozlowski, and such other officers of the Trust and the Manager, as well as such officers of any Adviser to any fund as are deemed necessary by Mr. O'Neil or Mr. Joenk from time to time, each of whom shall serve at the pleasure of the Board of Trustees as members of the Valuation Committee. This committee determines the value of any of the Trust's securities and assets for which market quotations are not readily available or for which market quotations are not readily available or for which valuation cannot otherwise be provided.

COMPENSATION OF INDEPENDENT TRUSTEES AND OFFICERS

Each Independent Trustee of Premier Trust will receive from the Trust an annual fee of $25,000, payable quarterly. Each Independent Trustee of Equitable Trust will receive an annual fee of $3,000, payable quarterly. In addition to the annual fee, each Independent Trustee will receive (i) an additional fee of $1,000 for each regularly-scheduled joint Board meeting attended, (ii) $500 for each special joint or individual Board or special joint or individual Committee meeting attended, and (iii) $500 for each telephone or other Committee meeting attended. The lead Independent Trustee and certain committee chairs will receive additional compensation. Trustees also receive reimbursement from the Trust for expenses associated with attending Board or Committee meetings.

A deferred compensation plan for the benefit of the Independent Trustees has been adopted by each Trust. Under the deferred compensation plan, each Trustee may defer payment of all or part of the fees payable for such Trustee's services. Each Trustee may defer payment of such fees until his or her retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the deferred compensation plan, together with accrued interest thereon, will be disbursed to a participating Trustee in monthly installments over a five to twenty year period elected by such Trustee.

THE TRUSTS' OFFICERS

No officer of the Trusts receives any compensation paid by the Trusts. Each officer of the Trusts is an employee of Equitable, AXA Advisors, LLC ("AXA Advisors") or Equitable Distributors, Inc. ("EDI"). The Trusts' principal officers are:

NAME, AGE AND POSITION                              PRINCIPAL OCCUPATION
WITH TRUSTS                                         DURING LAST FIVE YEARS
Brian S. O'Neil (49)                                From July 1998 to present, Executive Vice President AXA
President                                           Financial; from 1997 to 1998, Director of Investment,
                                                    AXA Investment Managers-Europe; from 1995 to 1997,
                                                    Chief Investment Officer, AXA Investment Management
                                                    Paris; from 1992 to June 1995, Executive Vice President
                                                    and Chief Investment Officer AXA Financial.

Steven M. Joenk (42)                                From July 1999 to present, Senior Vice President AXA Financial;
Vice President and                                  from 1996 to 1999, Managing Director of MeesPierson; from 1994 to
Chief Financial Officer                             1996, Executive Vice President and Chief Financial Officer,
                                                    Gabelli Funds, Inc.

Patricia Louie, Esq. (45)                           From July 1999 to present, Vice President and Counsel, AXA
Vice President and                                  Financial and Equitable; from September 1994 to July 1999,
Secretary                                           Assistant General Counsel of The Dreyfus Corporation.

Kenneth T. Kozlowski (39)                           From February 2001 to present, Vice President, AXA Financial,
Vice President, Treasurer and                       from October 1999 to February 2001, Assistant Vice President, AXA
Controller                                          Financial; from October 1996 to October 1999, Director-Fund
                                                    Administration, Prudential Investments; from 1992 to
                                                    1996, Vice President-Fund Administration, Prudential
                                                    Securities Incorporated.

Steven Case (42)                                    From January 2000 to present, Vice President, AXA Financial; from
Vice President                                      September 1999 to December 1999, Assistant Treasurer, The
                                                    Rockefellar Foundation; from March 1998 to September
                                                    1999, Senior Vice President, Putnam Investments; from
                                                    January 1989 to March 1998, Managing Director, Rogers
                                                    Casey & Associates.

Mary E. Cantwell (39)                               From February 2001 to present, Vice President, AXA Financial,
Vice President                                      from July 1999 to present, Vice President, Equitable; from
                                                    September 1997 to July 1999, Assistant Vice President,
                                                    Office of the Chief Investment Officer, Equitable; from
                                                    September 1997 to February 2001, Assistant Vice
                                                    President, AXA Advisors; from September 1997 to
                                                    present, Marketing Director, Income Management Group,
                                                    Equitable.



                                                   -32-

NAME, AGE AND POSITION                              PRINCIPAL OCCUPATION
WITH TRUSTS                                         DURING LAST FIVE YEARS

Brian E. Walsh (33)                                 From 1999 to present, Senior Fund Administrator and Vice
Assistant Treasurer                                 President, Equitable; from 1993 to 1999, Manager, Prudential
                                                    Investment Fund Management.


CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES

Equitable is organized as a New York Stock life insurance company and is a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company. It is anticipated that Equitable and its affiliates may own more than 25% of each fund's assets.

INVESTMENT MANAGEMENT AND OTHER SERVICES

THE MANAGER

The Equitable Life Assurance Society of the United States ("Equitable" or the "Manager") currently serves as the investment adviser for each fund. Equitable, which is a New York life insurance company and one of the largest life insurance companies in the U.S., is a wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a subsidiary of AXA, a French insurance holding company. The principal offices of Equitable and AXA Financial are located at 1290 Avenue of the Americas, New York, New York 10104.

AXA Financial is a wholly-owned affiliate of AXA. On January 25, 2001, AXA owned, directly or indirectly through its affiliates, 100% of the outstanding common stock of AXA Financial. AXA is the holding company for an international group of insurance and related financial services companies. AXA insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America, the Asia/Pacific area and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the U.S., as well as in Western Europe and the Asia/Pacific area.

Each Trust and the Manager have entered into an investment management agreement (each a "Management Agreement"). This was initially approved by the Board of Trustees at a meeting held on April 26, 2001. Each Management Agreement obligates the Manager to: (i) provide investment management services to the Trust; (ii) select the sub-advisers for each fund; (iii) monitor the sub-adviser's investment programs and results; (iv) review brokerage matters;
(v) oversee compliance by the Trust with various federal and state statutes and
(vi) carry out the directives of the Board of Trustees. Each Management Agreement requires the Manager to provide the Trust with office space, office equipment and personnel necessary to operate and administer the Trust's business, and also to supervise the provision of services by third parties. The continuance of each Management Agreement, with respect to each fund, after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the Management Agreement or "interested persons" (as defined in the 1940 Act) of any such party by votes cast in person at a meeting called for such purpose. Each Management Agreement with respect to each fund may be terminated (i) at any time, without the payment of any penalty, by the Trust upon the vote of a majority of the Trustees or by vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of such fund upon sixty (60) days' written notice to the Manager or (ii) by the Manager at any time without penalty upon sixty (60) days' written notice to the Trust. Each Management Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Manager has also entered into a Consulting Agreement with an investment consulting firm to provide research to assist the Manager in allocating fund assets among sub-advisers and in making recommendations to the Trustees about hiring and changing sub-advisers as well as selecting mutual funds for the Core Bond Fund. The Manager is responsible for paying the consulting fees.

Each fund pays a fee to the Manager as described below for the investment management services the Manager provides each fund. The Manager and each Trust have also entered into an expense limitation agreement with respect to each fund ("Expense Limitation Agreement"), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses (with certain exceptions described in the Prospectus) of each fund are limited to the extent described in the Prospectus.

FUND                              MANAGEMENT FEE
Large Cap Growth Fund             0.85% of average daily net assets
Large Cap Core Equity Fund        0.85% of average daily net assets
Large Cap Value Fund              0.85% of average daily net assets
Small/Mid Cap Growth Fund         1.05% of average daily net assets
Small/Mid Cap Value Fund          1.05% of average daily net assets
International Equity Fund         1.00% of average daily net assets
Technology Fund                   1.15% of average daily net assets
Health Care Fund                  1.15% of average daily net assets
Core Bond Fund                    0.60% of average daily net assets
Money Market Fund                 0.50% of average daily net assets


In addition to the management fees, each Trust pays all expenses not assumed by the Manager, including, without limitation: the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing annual and semi-annual reports to shareholders, proxy statements, prospectuses, prospectus supplements and statements of additional information, the costs of printing registration statements; custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of the funds of each Trust on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each fund or the nature of the services performed and relative applicability to each fund. As discussed in greater detail below, under "Distribution of the Trust's Shares," the Class A, Class B and Class C shares may pay for certain distribution related expenses in connection with activities primarily intended to result in the sale of its shares.

THE SUB-ADVISERS

The Manager has entered into Subadvisory Agreements on behalf of Large Cap Growth Fund, Large Cap Core Equity Fund, Large Cap Value Fund, Small/Mid Cap Growth Fund, Small/Mid Cap Value Fund, International Equity Fund, Technology Fund, Health Care Fund, Core Bond Fund and Money Market Fund. The Subadvisory Agreements obligate Columbus Circle Investors, TCW Investment Management Company, Thornburg Investment Management, Inc., MFS Investment Management, Deutsche Asset Management, Inc., Institutional Capital Corporation, RS Investment Management, LP, Credit Suisse Asset Management, LLC, Lazard Asset Management, OppenheimerFunds, Inc., Dresdner RCM Global Investors LLC, Oak Associates, ltd., T. Rowe Price Associates, Inc., BlackRock Advisors, Inc. and BlackRock Institutional Management Corporation (each a "Sub-adviser," and together the "Sub-advisers") to: (i) make investment decisions on behalf of their respective funds; (ii) place all orders for the purchase and sale of investments for their respective funds with brokers or dealers selected by the Manager, and (iii) perform certain limited related administrative functions in connection therewith.

The Manager recommends sub-advisers for each fund to the Trustees based upon its continuing quantitative and qualitative evaluation of each sub-adviser's skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the funds are not associated with any one portfolio manager, and benefit from independent specialists carefully selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a sub-adviser, and the Manager does not expect to recommend frequent changes of sub-advisers. Each Trust has received an exemptive order from the SEC ("Multi-Manager Order") that permits the Manager, subject to certain conditions, to enter into Subadvisory Agreements with sub-advisers approved by the Trustees, but without the requirement of shareholder approval. Pursuant to the terms of the Multi-Manager Order, the Manager is able, subject to the approval of the Trustees, but without shareholder approval, to employ new sub-advisers for new or existing funds, change the terms of particular Subadvisory Agreements or continue the employment of existing sub-advisers after events that under the 1940 Act and the Subadvisory Agreements would cause an automatic termination of the agreement. Although shareholder approval would not be required for the termination of Subadvisory Agreements, shareholders of a fund would continue to have the right to terminate such agreements for the fund at any time by a vote of a majority of outstanding voting securities of the fund.

Columbus Circle Investors ("CCI") serves as a Sub-adviser to Large Cap Growth Fund. CCI is a Delaware general partnership with two partners. CCIP LLP, CCI's general partner, owns over 99% of CCI. Columbus Circle Investors Management Inc.
(CCIM), the other partner, owns the rest of CCI. Both CCIP LLP and CCIM are owned by Anthony Rizza, Sr., Donald Chiboucas, Robert Fehrman, Cliff Fox and Marc Felman, five of the managing directors of CCI. As of December 31, 2000, CCI had $5.2 billion in assets under management. The principal office of CCI is located at Metro Center, One Station Place, 8th Floor South, Stamford, Connecticut 06902.

TCW Investment Management Company ("TCW") serves as a Sub-adviser to Large Cap Growth Fund and Small/Mid Cap Value Fund. TCW is a wholly owned subsidiary of The TCW Group, Inc., an employee-owned investment counseling firm. Robert A. Day is the controlling shareholder of The TCW Group, Inc. As of December 31, 2000, TCW had over $78 billion in assets under management. The principal office of TCW is located at 865 South Figueroa Street, Los Angeles, California 90017. On April 11, 2001, The Societe Generale Group and The TCW Group, Inc. entered into an agreement under which SG Asset Management, a wholly owned subsidiary of The Societe Generale Group, a French financial services company, will acquire a majority interest in The TCW Group, Inc. There is no intention of changing the processes, investment styles or operations of TCW. All Portfolio management teams will remain in place. Based on these representations, the Board of Trustees has approved continuing the Advisory Agreement with TCW after the transaction.

Thornburg Investment Management, Inc. ("Thornburg") serves as a Sub-adviser to Large Cap Core Equity Fund. Thornburg is an employee-owned investment management firm. H. Garrett Thornburg, Jr. is the controlling shareholder of Thornburg. As of December 31, 2000, Thornburg had approximately $3.7 billion in assets under management. The principal office of Thornburg is located at 119 East Marcy Street, Santa Fe, New Mexico 87501-2046.

MFS Investment Management ("MFS") serves as a Sub-adviser to Large Cap Core Equity Fund and Small/Mid Cap Growth Fund. MFS is an indirectly wholly owned subsidiary of Sun Life Assurance Company of Canada. Sun Life Assurance Company of Canada is a wholly owned subsidiary of Sun Life Financial Services of Canada Inc., a publicly traded international financial services organization. As of December 31, 2000, MFS had $141 billion in assets under management. The principal office of MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

Deutsche Asset Management, Inc. ("DAMI") serves as a Sub-adviser to Large Cap Value Fund. DAMI is an indirectly wholly owned subsidiary of Deutsche Bank AG, a publicly traded global financial services provider. As of December 31, 2000, the Deutsche Asset Management division of Deutsche Bank AG had over $240 billion in assets under management in the U.S. with DAMI managing approximately $17.6 billion. The principal office of DAMI is located at 130 Liberty Street, New York, New York 10006.

Institutional Capital Corporation ("ICAP") serves as a Sub-adviser to Large Cap Value Fund. ICAP is an employee-owned money management firm. Robert H. Lyon is the controlling shareholder of ICAP. As of December 31, 2000, ICAP had over $15 billion in assets under management. The principal office of ICAP is located at 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606.

RS Investment Management, LP ("RSIM") serves as a Sub-adviser to Small/Mid Cap Growth Fund. RSIM is a wholly owned subsidiary of RS Investment Management Co. LLC ("RSIM Co."). G. Randall Hecht may be deemed to be a control person of RSIM by virtue of the ownership by Mr. Hecht of more than 25% of the outstanding voting stock of RSIM Co. As of December 31, 2000, RSIM had $8.7 billion in assets under management. The principal office of RSIM is located at 388 Market Street, Suite 200, San Francisco, California 94111.

Credit Suisse Asset Management, LLC ("CSAM") serves as a Sub-adviser to Small/Mid Cap Value Fund. CSAM is an indirect wholly owned subsidiary of Credit Suisse Group, a publicly traded global financial services company. As of December 31, 2000, CSAM, and its global affiliates, had approximately $298 billion in assets under management. The principal office of CSAM is located at 466 Lexington Avenue, New York, New York 10017-3140.

Lazard Asset Management ("Lazard") serves as a Sub-adviser to International Equity Fund. Lazard is a division of Lazard Freres & Co. LLC, a New York limited liability company. As of December 31, 2000, Lazard and its affiliates had approximately $71.1 billion in assets under management. The principal office of Lazard is located at 30 Rockefeller Plaza, New York, New York 10112.

OppenheimerFunds, Inc. ("Oppenheimer") serves as a Sub-adviser to International Equity Fund. Oppenheimer is wholly owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a mutual insurance company providing global financial services. As of January 31, 2001, Oppenheimer and its subsidiaries had more than $125 billion in assets under management. The principal office of Oppenheimer is located at Two World Trade Center, 34th Floor, New York, New York 10048.

Dresdner RCM Global Investors LLC ("Dresdner") serves as a Sub-adviser to Technology Fund and Health Care Fund. Dresdner is an indirect wholly owned subsidiary of Dresdner Bank AG, a publicly traded global financial services provider. As of December 31, 2000, Dresdner had approximately $46.3 billion in assets under management. The principal office of Dresdner is located at Four Embarcadero Center, San Francisco, California 94111-4189. It is anticipated that Allianz, a German insurance company, will acquire a controlling interest in Dresdner Bank AG. The transaction is expected to close mid-July 2001. Allianz and Dresdner are committed to the integrity of their investment platform and the retention and overall well-being of employees is key. Dresdner does not anticipate that there will be any changes to the portfolio management of the fund. Based on these representations, the funds' Board of Trustees has approved continuing the Advisory Agreement with Dresdner after the transaction.

Oak Associates, ltd. ("Oak") serves as a Sub-adviser to Technology Fund. James
D. Oelschlager owns a controlling interest in Oak. As of December 31, 2000, Oak had approximately $24.15 billion in assets under management. The principal office of Oak is located at 3875 Embassy Parkway, Akron, Ohio 44333.

T. Rowe Price Associates, Inc. ("T. Rowe Price") serves as a Sub-adviser to Health Care Fund. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. As of December 31, 2000, T. Rowe Price had approximately $166.7 billion in assets under management. The principal office of T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202.

BlackRock Advisors, Inc. ("BAI") serves as the Sub-adviser to Core Bond Fund. BAI is a wholly owned subsidiary of BlackRock, Inc. BlackRock, Inc. is a majority owned indirect subsidiary of The PNC Financial Services Group, Inc., a publicly traded diversified financial services company. As of December 31, 2000, BAI had over $117 billion in fixed income mandates. The principal office of BAI is located at 100 Bellevue Parkway, Wilmington, Delaware 19809.

BlackRock Institutional Management Corporation ("BIMC") serves as the Sub-adviser to Money Market Fund. BIMC is a wholly owned subsidiary of BlackRock, Inc. BlackRock, Inc. is a majority owned indirect subsidiary of The PNC Financial Services Group, Inc., a publicly traded diversified financial services company. As of December 31, 2000, BIMC had over $61 billion in liquidity mandates. The principal office of BIMC is located at 100 Bellevue Parkway, Wilmington, Delaware 19809.

When a fund has more than one sub-adviser, the assets of each fund are allocated by the Manager among the sub-advisers selected for the fund. Each Sub-adviser has discretion, subject to oversight by the Trustees and the Manager, to purchase and sell portfolio assets, consistent with each fund's investment objectives, policies and restrictions and specific investment strategies developed by the Manager.

Generally, no Sub-adviser provides any services to any fund except asset management and related recordkeeping services. However, a Sub-adviser or its affiliated broker-dealer may execute portfolio transactions for a fund and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act.

PERSONAL TRADING POLICIES. The funds, the Manager and the Co-distributors each have adopted a code of ethics under rule 17j-1 of the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a fund but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing. Each Sub-adviser also has adopted a code of ethics under rule 17j-1. The Trusts' Board of Trustees reviews the administration of the codes of ethics at least annually and receives certification regarding compliance with the codes of ethics annually.

THE ADMINISTRATORS

Pursuant to an administrative agreement ("Mutual Funds Services Agreement"), Equitable ("Administrator") provides the Trusts with necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trusts. For these administrative services, each Trust pays Equitable a fee at an annual rate of 0.10% of the Trust's total average net assets plus $35,000 per fund and, for funds with more than one sub-adviser, an additional $35,000 per portion of the fund allocated to a separate sub-adviser. Pursuant to a Sub-administration agreement ("Sub-administration Agreement"), Equitable has contracted with J. P. Morgan Investor Services Co. ("Sub-administrator") to provide each Trust with administrative services, including monitoring of fund compliance and fund accounting services.

THE CO-DISTRIBUTORS

The Trusts have distribution agreements with AXA Advisors and EDI (each also referred to as a "Distributor," and together "Co-distributors") in which AXA Advisors and EDI serve as the Co-distributors for each class of the Trusts' shares. AXA Advisors and EDI are each an indirect wholly-owned subsidiary of Equitable and the address for each is 1290 Avenue of the Americas, New York, New York 10104.

The Trusts' distribution agreements with respect to Class A, Class B, Class C and Class Z shares ("Distribution Agreements") were approved by their respective Board of Trustees at a Board meeting held on April 26, 2001. The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement's continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) of the Trusts or a fund ("Independent Trustees") and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trusts.


Each Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act separate plans of distribution pertaining to the Class A, Class B and Class C shares of the Trust ("Plans"). Each Trust's Class A, Class B and Class C shares each pay an annual service fee of 0.25% of their average daily net assets. In addition to this service fee, each Trust's Class B shares and Class C shares pay an annual distribution fee of 0.75% of their average daily net assets. There is no distribution plan with respect to Class Z shares and the funds pay no distribution fees with respect to those shares.


The Board of Trustees considered various factors in connection with its decision as to whether to approve the Plans, including: (i) the nature and causes of the circumstances which make the Plans necessary and appropriate; (ii) the way in which the Plans would address those circumstances, including the nature and potential amount of expenditures; (iii) the nature of the anticipated benefits;
(iv) the possible benefits of the Plans to any other person relative to those of the Trusts; (v) the effect of the Plans on existing shareholders; (vi) the merits of possible alternative plans or pricing structures, and (vii) the relationship of the Plans to other distribution efforts of the Trusts.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under the 1940 Act, the Trusts' respective Board of Trustees, including the Independent Trustees, unanimously determined, in the exercise of its business judgment, that the Plans are reasonably likely to benefit the Trusts and the shareholders of their funds and approved them.


Pursuant to each Plan the Trusts compensate the Co-distributors from assets attributable to each class of shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of that class of shares. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. The Co-distributors retain the first year of such fees for Class B shares and Class C shares. It is anticipated that a portion of the amounts received by the Co-distributors will be used to defray various costs incurred or paid by the Co-distributors in connection with the printing and mailing of Trust prospectuses, statements of additional information, and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of shares. The Co-distributors may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of shares.

The Plans are of a type known as a "compensation" plan because payments are made for services rendered to the Trusts with respect to a class of shares regardless of the level of expenditures by the Co-distributors. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under a Plan and in connection with their annual consideration of the Plan's renewal. The Co-distributors have indicated that they expect their expenditures to include, without limitation: (a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective shareholders; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the shares of the Trusts;
(c) holding seminars and sales meetings designed to promote the distribution of shares; (d) obtaining information and providing explanations to wholesale and retail distributors of shares regarding Trust investment objectives and policies and other information about the Trusts and their funds, including the performance of the funds; (e) training sales personnel regarding the shares of the Trusts; and (f) financing any other activity that the Co-distributors determine is primarily intended to result in the sale of shares.

The Co-distributors will pay all fees and expenses in connection with their respective qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, each Distributor will offer shares of each fund on a continuous basis in all states in which the fund or the Trusts may from time to time be registered or where permitted by applicable law. The Co-distributors have made no firm commitment to acquire shares of any fund.

The Plans and any Rule 12b-1 related agreement that is entered into by the Trusts or the Co-distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trusts' respective Board of Trustees and of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plans or any Rule 12b-1 related agreement, as applicable. In addition, each Plan and any Rule 12b-1 related agreement may be terminated at any time, without penalty, by vote of a majority of the outstanding shares of that Class of the fund or by vote of a majority of the Independent Trustees. Each Plan also provides that it may not be amended to increase materially the amount (up to 6.25% of average daily net assets annually) that may be spent for distribution of any Class of any fund without the approval of the shareholders of that fund.

BROKERAGE ALLOCATION AND OTHER STRATEGIES

BROKERAGE COMMISSIONS

The funds are charged for securities brokers' commissions, transfer taxes and similar fees relating to securities transactions. The Manager and each of the Sub-advisers, as appropriate, seek to obtain the best net price and execution on all orders placed for the funds, considering all the circumstances except to the extent they may be permitted to pay higher commissions as described below.

It is expected that securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if that market is deemed the primary market.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the U.S., these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. However, brokerage commission rates in certain countries in which the funds may invest may be discounted for certain large domestic and foreign investors such as the funds. A number of foreign banks and brokers will be used for execution of each fund's portfolio transactions. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or mark-up. In underwritten offerings, the price generally includes a disclosed fixed commission or discount.

The Manager and Sub-advisers may, as appropriate, in the allocation of brokerage business, take into consideration research and other brokerage services provided by brokers and dealers to the Manager or Sub-advisers. The research services include economic, market, industry and company research material. Based upon an assessment of the value of research and other brokerage services provided, proposed allocations of brokerage for commission transactions are periodically prepared internally. In addition, the Managers and Sub-advisers may allocate brokerage business to brokers and dealers that have made or are expected to make significant efforts in facilitating the distribution of each Trust's shares.

Commissions charged by brokers that provide research services may be somewhat higher than commissions charged by brokers that do not provide research services. As permitted by Section 28(e) of the Securities Exchange Act of 1934 ("1934 Act") and by policies adopted by the Trustees, the Manager and Sub-advisers may cause a Trust to pay a broker-dealer that provides brokerage and research services to the Manager and Sub-advisers an amount of commission for effecting a securities transaction for a Trust in excess of the commission another broker-dealer would have charged for effecting that transaction.

The Manager and Sub-advisers do not engage brokers and dealers whose commissions are believed to be unreasonable in relation to brokerage and research services provided. The overall reasonableness of commissions paid will be evaluated by rating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, promptness, size of order and difficulty of execution. The research services obtained will, in general, be used by the Manager and Sub-advisers for the benefit of all accounts for which the responsible party makes investment decisions. The receipt of research services from brokers will tend to reduce the Manager and Sub-advisers' expenses in managing the funds.

BROKERAGE TRANSACTIONS WITH AFFILIATES

The funds may, from time to time, place orders for the purchase or sale of securities (including listed call options) with Sanford C. Bernstein & Co., LLC ("SCB"), an affiliate of Equitable or Credit Suisse First Boston, Credit Suisse Financial Products, Donaldson, Lufkin and Jenerette Securities Corporation, Autranet, Inc., Pershing Trading Co. LP, Swiss American Securities, Inc. and CSFB Garantia Ltd., all affiliates of CSAM which serves as a Sub-adviser to Small/Mid Cap Value Fund. In such instances, the placement of orders with such brokers would be consistent with the fund's objective of obtaining best execution and would not be dependent upon the fact that such entities are affiliates of Equitable or CSAM.

To the extent permitted by law, a Trust may engage in brokerage transactions with brokers that are affiliates of the Manager and Sub-advisers, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Manager and Sub-advisers. The 1940 Act generally prohibits a Trust from engaging in principal securities transactions with brokers that are affiliates of the Manager and Sub-advisers or affiliates of such brokers, unless pursuant to an exemptive order from the SEC. A Trust may apply for such exemptive relief, which the Trusts have done. Each Trust has adopted procedures, prescribed by the 1940 Act, which are reasonably designed to provide that any commissions or other remuneration it pays to brokers that are affiliates of the Manager and brokers that are affiliates of a Sub-adviser to a fund for which that Sub-adviser provides investment advice do not exceed the usual and customary broker's commission. In addition, each Trust will adhere to the requirements under the 1934 Act governing floor trading. Also, because of securities law limitations, each Trust will limit purchases of securities in a public offering, if such securities are underwritten by brokers that are affiliates of the Manager and Sub-advisers or their affiliates.

PURCHASE AND PRICING OF SHARES

Each Trust will offer and sell its shares based on each fund's net asset value per share, which will be determined in the manner set forth below.

The net asset value of the shares of each class of each fund will be determined once daily, immediately after the declaration of dividends, if any, at the close of business on each business day, as defined below. The net asset value per share of each class of a fund will be computed by dividing the sum of the investments held by that fund applicable to that class, plus any cash or other assets, minus all liabilities, by the total number of outstanding shares of that class of the fund at such time. All expenses borne by each Trust and each of its Classes, will be accrued daily.

The net asset value per share of each fund will be determined and computed as follows, in accordance with generally accepted accounting principles, and consistent with the 1940 Act:

         o The assets belonging to each fund will include (i) all consideration received by a Trust for the issue or sale of shares of that particular fund, together with all assets in which such consideration is invested or reinvested,
(ii) all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, (iii) any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and (iv) "General Items", if any, allocated to that fund. "General Items" include any assets, income, earnings, profits, and proceeds thereof, funds, or payments that are not readily identifiable as belonging to any particular fund. General Items will be allocated as the Trust's Board of Trustees considers fair and equitable.

         o The liabilities belonging to each fund will include (i) the liabilities of a Trust in respect of that fund, (ii) all expenses, costs, changes and reserves attributable to that fund, and (iii) any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular fund which have been allocated as the Trust's Board of Trustees considers fair and equitable.

The value of each fund will be determined at the close of business on each "business day." Normally, this would be each day that the New York Stock Exchange is open and would include some federal holidays. For stocks and options, the close of trading is 4:00 p.m. and 4:15 p.m. Eastern Time, respectively; for bonds it is the close of business in New York City, and for foreign securities (other than ADRs) it is the close of business in the applicable foreign country, with exchange rates determined at 12:00 p.m. Eastern Time.

Values are determined according to accepted accounting practices and applicable rules. The assets of each fund are valued as follows:

         o Stocks listed on national securities exchanges and certain over-the-counter issues traded on the NASDAQ national market system are valued at the last sale price, or, if there is no sale, at the latest available bid price. Other unlisted stocks are valued at their last sale price or, if there is no reported sale during the day, at a bid price estimated by a broker.

         o Foreign securities not traded directly, or in ADRs or similar form in the U.S., are valued at representative quoted prices in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

         o U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities are valued at representative quoted prices.

         o Long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. However, when such prices are not available, such bonds are valued at a bid price estimated by a broker.

         o The Money Market Fund values short-term debt at amortized cost, which approximates market value. For all other funds, only short-term debt securities which mature in 60 days or less are valued at amortized cost, and short-term debt securities which mature in more than 60 days are valued at representative quoted prices.

         o Convertible preferred stocks listed on national securities exchanges are valued as of their last sale price or, if there is no sale, at the latest available bid price.

         o Convertible bonds, and unlisted convertible preferred stocks, are valued at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

         o Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

         o Purchased options, including options on futures, are valued at their last bid price. Written options are valued at their last asked price. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

         o Futures contracts are valued as of their last sale price or, if there is no sale, at the latest available bid price.

         o Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the valuation committee of the Board of Trustees using its best judgment.

When a Trust writes a call option, an amount equal to the premium received by the Trust is included in the Trust's financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires on its stipulated expiration date or the Trust enters into a closing purchase or sale transaction, the Trust realizes a gain (or loss) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Trust realizes a gain or loss from the sale of the underlying security, and the proceeds of sale are increased by the premium originally received, or reduced by the price paid for the option.

The Manager and Sub-advisers may, from time to time, under the general supervision of the Board of Trustees or its valuation committee, utilize the services of one or more pricing services available in valuing the assets of a Trust. In addition, there may be occasions when a different pricing provider or methodology is used. The Manager and Sub-advisers will continuously monitor the performance of these services.

REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION AND OTHER SERVICES

WAIVERS OF SALES CHARGES/CONTINGENT DEFERRED SALES CHARGES -- CLASS A SHARES. The following additional sales charge waivers are available for Class A shares if you:


         o Acquire shares through an investment program that is not sponsored by Equitable or its affiliates and that charges participants a fee for program services, provided that the program sponsor has entered into a written agreement with Equitable permitting the sale of shares at net asset value to that program. For investments made pursuant to this waiver, the Co-distributors may make payments out of their own resources. For subsequent investments or exchanges made to implement a rebalancing feature of such an investment program, the minimum subsequent investment requirement is also waived.


In addition, reduced sales charges on Class A shares are available through the combined purchase plan, letter of intent plan or through rights of accumulation described below. Class A share purchases of $1 million or more are not subject to an initial sales charge; however, if a shareholder sells these shares within one year after purchase, a contingent deferred sales charge of 1% of the offering price or the net asset value of the shares at the time of sale by the shareholder, whichever is less, is imposed.

COMBINING ACCOUNTS -- CLASS A SHARES. Investors and eligible groups of related fund investors may combine purchases of Class A shares of the funds with concurrent purchases of Class A shares of any other Equitable Premier Fund and thus take advantage of the reduced sales charges indicated in the tables of sales charges for Class A shares in the Prospectus. The sales charge payable on the purchase of Class A shares of the funds and Class A shares of such other funds will be at the rates applicable to the total amount of the combined concurrent purchases.

         An "eligible group of related fund investors" can consist of any combination of the following:

                  (a) an individual, that individual's spouse and minor children;

                  (b) an individual and his or her individual retirement account ("IRA");

                  (c) an individual (or eligible group of individuals) and any company controlled by the individual(s) (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

                  (d) an individual (or eligible group of individuals) and one or more employee benefit plans of a company controlled by the individual(s);

                  (e) an individual (or eligible group of individuals) and a trust created by the individual(s), the beneficiaries of which are the individual and/or the individual's spouse, parents or children;

                  (f) an individual and a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse;

                  (g) an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that other employer); or

                  (h) individual accounts related together under one registered investment adviser having full discretion and control over the accounts. The registered investment adviser must communicate at least quarterly through a newsletter or investment update establishing a relationship with all of the accounts.

RIGHTS OF ACCUMULATION -- CLASS A SHARES AND CLASS B SHARES. Reduced sales charges are available through a right of accumulation, under which investors and eligible groups of related fund investors (as defined above) are permitted to purchase Class A shares or Class B shares of the funds among related accounts at the offering price applicable to the total of (1) the dollar amount then being purchased plus (2) an amount equal to the then-current net asset value of the purchaser's combined holdings of Class A or Class B shares of any other Equitable Premier Fund and the Equitable Money Market Fund. However, you may not combine purchases of Class A with purchases of Class B for purposes of aggregating your share purchases. The purchaser must provide sufficient information to permit confirmation of his or her holdings, and the acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time.

LETTER OF INTENT -- CLASS A SHARES. The Letter of Intent program allows you to purchase Class A shares of any Equitable Premier Fund over a 13-month period but pay sales charges as if you had purchased all the shares at once. This program can save you money if you plan to invest $50,000 or more in Class A shares. Investors may obtain a form of a Letter of Intent ("Letter") from PFPC. Under a Letter, purchases of Class A shares of a fund made within a 13-month period starting with the first purchase pursuant to a Letter will be aggregated for purposes of calculating the sales charges applicable to each purchase. To qualify under a Letter, a minimum initial purchase of 5% of the intended investment must be made; purchases must be made for a single account; and purchases made for related accounts may not be aggregated under a single Letter. The Letter is not a binding obligation to purchase any amount of shares, but its execution will result in paying a reduced sales charge for the anticipated amount of the purchase. If the total amount of shares purchased does not equal the amount stated in the Letter (minimum of $50,000), the investor will be notified and must pay, within 20 days of the expiration of the Letter, the difference between the sales charge on the shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased under the Letter. Additionally, shares purchased pursuant to a letter of intent that are redeemed early (i.e., if the total amount of shares purchased does not equal the amount stated in the letter) the shares will be redeemed according to the applicable sales charge based on the actual number of shares purchased on the redemption date. Shares equal to 5% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. Purchases across share classes may not be used in meeting the Letter.

REINSTATEMENT PRIVILEGE -- CLASS A SHARES. Shareholders who have redeemed Class A shares of a fund may reinstate their account without a sales charge by notifying the transfer agent of such desire and forwarding a check for the amount to be purchased within 90 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption is taxable regardless of whether the reinstatement privilege is exercised, although a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, in which event an adjustment will be made to the shareholder's tax basis in shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be readjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in "Taxes -- Special Rule for Class A Shareholders" below.

WAIVERS OF CONTINGENT DEFERRED SALES CHARGES -- CLASS B SHARES. For purchases of $0 to $249,999, the maximum 5% contingent deferred sales charge applies to sales of shares during the first year after purchase. The charge generally declines annually, reaching zero after seven years. For purchases of $250,000 to $499,999, the maximum 3.5% contingent deferred sales charge applies to sales of shares during the first year after purchase. The charge generally declines annually, reaching zero after 4 years. For purchases of $500,000 to $999,999, the maximum 3% contingent deferred sales charge applies to sales of shares during the first year after purchase. The charge generally declines by 1% annually, reaching zero after three years. Among other circumstances, the contingent deferred sales charge on Class B shares is waived where a total or partial redemption is made within one year following the death of the shareholder. The contingent deferred sales charge waiver is available where the decedent is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship. This waiver applies only to redemption of shares held at the time of death.

CLASS Z SHARES. Class Z shares are sold without sales charges and do not pay ongoing 12b-1 distribution or service fees. The Co-distributors may, from time to time, make payments out of their own resources to dealers who sell Class Z shares to shareholders who buy $100 million or more Equitable Premier Fund shares at any one time.

ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of an Equitable Premier Fund may be exchanged for shares of the corresponding class of other Equitable Premier Funds. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the fund's investment objective, policies and restrictions.

If conditions exist that make cash payments undesirable, each fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the fund and valued in the same way as they would be valued for purposes of computing the fund's net asset value. Any such redemption in kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash.

The funds may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for a fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of a fund's portfolio at the time.

SERVICE ORGANIZATIONS. A fund may authorize service organizations, and their agents, to accept on its behalf purchase and redemption orders that are in "good form" in accordance with the policies of those service organizations. A fund will be deemed to have received these purchase and redemption orders when a service organization or its agent accepts them. Like all customer orders, these orders will be priced based on the fund's net asset value next computed after receipt of the order by the service organizations or their agents. Service organizations may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

AUTOMATIC INVESTMENT PLAN. Equitable offers an automatic investment plan with a minimum initial investment of $50 through which a fund will deduct $50 or more on a monthly, quarterly, semi-annual or annual basis from the investor's bank account to invest directly in the funds' Class A, Class B, Class C or Class Z shares.

In addition to providing a convenient and disciplined manner of investing, participation in an automatic investment plan enables an investor to use the technique of "dollar cost averaging." When a shareholder invests the same amount each month, the shareholder will purchase more shares when a fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, a shareholder's average purchase price per share over any given period will usually be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, since an automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of low price levels. An investor should also consider whether a single, large investment in Class B or Class C shares would qualify for Class A sales load reductions.

For further information about an automatic investment plan, shareholders should contact PFPC, Inc. ("PFPC").

SYSTEMATIC WITHDRAWAL PLAN -- CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. The systematic withdrawal plan allows investors to set up monthly, quarterly (March, June, September and December), semi-annual (June and December) or annual (December) withdrawals from their Equitable Premier Fund accounts. To participate in this plan, the minimum value of fund shares is $3,000. The minimum withdrawal amount is $50.

Withdrawals under the systematic withdrawal plan will not be subject to a contingent deferred sales charge if the investor withdraws no more than 12% of the value of the fund account when the investor signed up for the Plan (for Class B shares, annually; for Class A and Class C shares, during the first year under the Plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in this plan.

An investor's participation in the systematic withdrawal plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the fund account at the time the investor elects to participate in the systematic withdrawal plan), less aggregate redemptions made other than pursuant to the systematic withdrawal plan, is less than the minimum values specified above. Purchases of additional shares of a fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly, semi-annual and annual plans, Equitable will arrange for redemption by the funds of sufficient fund shares to provide the withdrawal payments specified by participants in the funds' systematic withdrawal plan. The payments generally are mailed approximately five business days after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the systematic withdrawal or terminate participation in the systematic withdrawal plan at any time without charge or penalty by written instructions with a Medallion Signature Guarantee to Equitable Premier Funds, c/o PFPC, P.O. Box 61592, King of Prussia, PA 19406-3101. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with a Medallion Signature Guarantee are received by PFPC. Shareholders may request the forms needed to establish a systematic withdrawal plan from PFPC.

INDIVIDUAL RETIREMENT ACCOUNTS. A Self-Directed IRA is available through AXA Advisors through which investments may be made in Class Z shares of the funds, as well as in other investments available through Equitable. The minimum initial investment in this IRA is $500. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisers.

CONVERSION OF CLASS B SHARES

Class B shares of a fund will automatically convert to Class A shares of that fund, based on the relative net asset values per share of the two classes, as of the close of business on the first Business Day (as defined under "Valuation of Shares") of the month in which the eighth, fifth or fourth anniversary (depending on the amount of shares purchased) of the initial issuance of those Class B shares occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance means
(1) the date on which the Class B shares were issued or (2) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

TAXATION

Each fund is treated for federal income tax purposes as a separate taxpayer. As a regulated investment company, each fund will not be subject to federal income or excise tax on any of its net investment income or net realized capital gains, which are timely distributed to shareholders under the Internal Revenue Code of 1986 (the "Code"). A number of technical rules are prescribed for computing net investment income and net capital gains. For example, dividends are generally treated as received on the ex-dividend date. Also, certain foreign currency losses and capital losses arising after October 31 of a given year may be treated as if they arise on the first day of the next taxable year.

BACKUP WITHHOLDING. Each fund is required to withhold 31% of all taxable dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund or Equitable with a correct taxpayer identification number. Withholding at that rate also is required from taxable dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.

SALE OR EXCHANGE OF FUND SHARES. A shareholder's sale (redemption) of fund shares may result in a taxable gain or loss, depending on whether the shareholder receives more or less than his or her adjusted basis in the shares. In addition, if a fund's shares are bought within 30 days before or after selling other shares of the fund at a loss, all or a portion of that loss will not be deductible and will increase the basis in the newly purchased shares.

CLASS A SHAREHOLDERS. A special tax rule applies when a shareholder sells or exchanges Class A shares within 90 days of purchase and subsequently acquires Class A shares of the same or another Equitable mutual fund without paying a sales charge due to the 90-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis of the Equitable mutual fund shares subsequently acquired.

CONVERSION OF CLASS B SHARES. A shareholder will recognize no gain or loss as a result of a conversion from Class B shares to Class A shares.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each fund intends to qualify for treatment as a regulated investment company ("RIC") under the Code. To so qualify, a fund must distribute to its shareholders for each taxable year at least 90% of its investment company income (consisting generally of net investment income, net short-term capital gain and, for some funds, net gain from certain foreign currency transactions). In addition to this requirement ("Distribution Requirement"), each fund must meet several additional requirements, including the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

If a fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and
(2) the shareholders would treat all those distributions, including distributions that otherwise would be "exempt-interest dividends" and distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as taxable dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

OTHER INFORMATION. Dividends and other distributions a fund declares in October, November or December of any year that are payable to its shareholders of record on a date in any of those months will be deemed to have been paid by the fund and received by the shareholders on December 31 of that year if the fund pays the distributions during the following January.

A portion of the dividends (whether paid in cash or in additional fund shares) from the investment company taxable income of a fund that invests in equity securities of corporations may be eligible for the dividends-received deduction allowed to corporations. The eligible portion for a fund may not exceed the aggregate dividends it receives from U.S. corporations (and capital gain distributions thus are not eligible for the deduction). However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

If fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that if shares are purchased shortly before the record date for a taxable dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

Each fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for the calendar year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends and interest received, and gains realized, by a fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively "foreign taxes") that would reduce the return on its securities. Tax conventions between certain countries and the U.S., however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes it paid. Pursuant to the election, the fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by him or her, his or her proportionate share of those taxes, (2) would be required to treat his or her share of those taxes and of any dividend paid by the fund that represents income from foreign or U.S. possessions sources as his or her own income from those sources and (3) could either deduct the foreign taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his or her federal income tax. A fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid to, and the income from sources within, foreign countries and U.S. possessions if it makes this election. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

Each fund may invest in the stock of PFICs if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (which it may have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax), even if the QEF does not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

Each fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over a fund's adjusted basis therein as of the end of that year. Pursuant to the election, a fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A fund's adjusted basis in each PFIC's stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

Certain futures, foreign currency contracts and listed nonequity options (such as those on a securities index) in which a fund may invest may be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts a fund holds at the end of each taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to the fund. A fund may elect not to have the foregoing rules apply to any "mixed straddle" (that is, a straddle, clearly identified by the fund in accordance with the regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains, referred to under the Code as "section 988" gains or losses, will increase or decrease the amount of a fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her fund shares.

Offsetting positions in any actively traded security, option, futures or forward contract entered into or held by a fund may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to the funds, which may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

When a covered call option written (sold) by a fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a fund is exercised, the fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

If a fund has an "appreciated financial position"-- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis--and enters into a "constructive sale" of the position, the fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract entered into by a fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

A fund that acquires zero coupon or other securities issued with original issue discount ("OID") and/or Treasury inflation-indexed securities ("TIIS"), on which principal is adjusted based on changes in the Consumer Price Index, must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIIS, during the taxable year, even if the fund receives no corresponding payment on them during the year. Similarly, a fund that invests in payment-in-kind ("PIK") securities must include in its gross income securities it receives as "interest" on those securities. Each fund has elected similar treatment with respect to securities purchased at a discount from their face value ("market discount"). Because a fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The fund might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain. To qualify for treatment as a regulated investment company, each fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing. For purposes of this test, gross income is determined without regard to losses from the sale or other dispositions of stock or securities.

FUND PERFORMANCE

COMPUTATION OF TOTAL RETURN

Each fund may provide average annual total return information calculated according to a formula prescribed by the SEC. According to that formula, average annual total return figures represent the average annual compounded rate of return for the stated period. Average annual total return quotations reflect the percentage change between the beginning value of a static account in the fund and the ending value of that account measured by the then current net asset value of that fund assuming that all dividends and capital gains distributions during the stated period were invested in shares of the fund when paid. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment that would equate the initial amount invested to the ending redeemable value of such investment, according to the following formula:

P(1+T)^n = ERV

Where :
P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment at the beginning of that period

Each fund's total return will vary from time to time depending upon market conditions, the composition of each fund's investment portfolio and operating expenses of a Trust allocated to each fund. Total return should also be considered relative to changes in the value of a fund's shares and to the relative risks associated with the investment objectives and policies of the funds. At any time in the future, total return may be higher or lower than in the past and there can be no assurance that any historical results will continue.

NON-STANDARD PERFORMANCE

In addition to the performance information described above, each fund may provide total return information with respect to the funds for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Computation of Total Return" above except that no annualization is made.

OTHER INFORMATION

DELAWARE BUSINESS TRUST. The Trusts are entities of the type commonly known as a Delaware business trust. Although Delaware law statutorily limits the potential liabilities of a Delaware business trust's shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of a fund could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of a Trust or a fund. However, the trust instrument of each Trust disclaims shareholder liability for acts or obligations of the Trust or its series (the funds) and requires that notice of such disclaimer be given in each written obligation made or issued by the trustees or by any officers or officer by or on behalf of the Trust, a series, the trustees or any of them in connection with the Trust. Each trust instrument provides for indemnification from a fund's property for all losses and expenses of any fund shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations, a possibility that Equitable believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The Trustees intend to conduct the operations of the funds in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the funds.

CLASSES OF SHARES. Each fund consists of Class A shares, Class B shares, Class C shares and Class Z shares. Class B shares include Sub-Class B1 shares, Sub-Class B2 shares and Sub-Class B3 shares. A share of each class of a fund represents an identical interest in that fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the funds will affect the performance of those classes. Each share of a fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A, Class B, Class C and Class Z shares will differ.

VOTING RIGHTS. Shareholders of each fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the funds as a group may elect all of the Trustees of a Trust. The shares of each series of a Trust will be voted separately, except when an aggregate vote of all the series of the Trust is required by law.

SHAREHOLDER MEETINGS. The Trusts does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of a Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a Trustee at the written request of holders of 10% of the outstanding shares of a Trust.

CLASS-SPECIFIC EXPENSES. Each fund may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable. For example, Class B and Class C shares bear higher transfer agency fees per shareholder account than those borne by Class A or Class Z shares. The higher fee is imposed due to the higher costs incurred by the transfer agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.

INDEPENDENT ACCOUNTANT

PricewaterhouseCoopers, LLP ("PWC"), 1177 Avenue of the Americas, New York, New York 10036, serves as the Trusts' independent accountants. PWC is responsible for auditing the annual financial statements of each Trust.

CUSTODIAN

The Chase Manhattan Bank ("Chase"), 4 Chase MetroTech Center, Brooklyn, New York 11245, serves as custodian of the Trusts' portfolio securities and other assets. Under the terms of the custody agreement between each Trust and Chase, Chase maintains cash, securities and other assets of the funds. Chase is also required, upon the order of the Trust, to deliver securities held by Chase, and to make payments for securities purchased by the Trust. Chase has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the U.S. are maintained in the custody of these entities.

TRANSFER AGENT

PFPC, 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer agent and dividend disbursing agent for the Trusts.

COUNSEL

Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, D.C. 20036, serves as counsel to each Trust. Wilmer, Cutler & Pickering, 520 Madison Avenue, New York, New York 10022, serves as counsel to the independent trustees of each Trust.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and Shareholder of
Equitable Premier Funds


In our opinion, the accompanying statements of assets and liabilities and the related statements of operations present fairly, in all material respects, the financial position of Equitable Premier Large Cap Growth Fund, Equitable Premier Large Cap Core Equity Fund, Equitable Premier Large Cap Value Fund, Equitable Premier Small/Mid Cap Growth Fund, Equitable Premier Small/Mid Cap Value Fund, Equitable Premier International Equity Fund, Equitable Premier Technology Fund, Equitable Premier Health Care Fund and Equitable Premier Core Bond Fund (constituting "Equitable Premier Funds Trust") and of Equitable Money Market Fund (constituting "Equitable Trust", together with Equitable Premier Funds Trust referred to as the "Fund") at May 4, 2001 and the results of their operations for the one day then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
New York, New York
May 4, 2001

FINANCIAL STATEMENTS

                                                               Equitable Premier Large Cap Growth Fund
                                                                 Statement of Assets and Liabilities
                                                                             May 4, 2001

Assets
     Cash                                                                                                        $       11,112
     Prepaid Registration Costs                                                                                          15,000
     Receivable from Manager                                                                                             25,000
                                                                                                                -------------------

          Total Assets                                                                                                   51,112
                                                                                                                -------------------

Liabilities
     Payable to Manager                                                                                                  40,000
                                                                                                                -------------------

          Total Liabilities                                                                                              40,000
                                                                                                                -------------------

Net Assets                                                                                                       $       11,112
                                                                                                                ===================

Net Assets Consist of:
Paid in capital at par                                                                                           $           11
Paid in capital in excess                                                                                                11,101
                                                                                                                -------------------

Net Assets                                                                                                       $       11,112
                                                                                                                ===================

Shares of beneficial interest outstanding,
     $0.001 par value; unlimited shares authorized for each class of shares:
Class A:
     Net asset value and redemption price per Class A share
          ($2,778 / 277.80 shares of beneficial interest issued and outstanding)                                            $10.00
     Maximum sales charge (5.5% of offering price)                                                                            0.58
                                                                                                                -------------------
     Offering price to public                                                                                               $10.58
                                                                                                                ===================

Class B:
     Net asset value, offering price and redemption price per Class B share
          ($2,778 / 277.80 shares of beneficial interest issued and outstanding)                                            $10.00
                                                                                                                ===================

Class C:
     Net asset value and redemption price per Class C share
          ($2,778 / 277.80 shares of beneficial interest issued and outstanding)                                            $10.00
     Maximum sales charge (1% of offering price)                                                                              0.10
                                                                                                                -------------------
     Offering price to public                                                                                               $10.10
                                                                                                                ===================

Class Z:
     Net asset value, offering price and redemption price per Class Z share
          ($2,778 / 277.80 shares of beneficial interest issued and outstanding)                                            $10.00
                                                                                                                ===================

See accompanying notes to the financial statements

                 Equitable Premier Large Cap Growth Fund
                         Statement of Operations
                    For the one day ended May 4, 2001

Expenses:
     Organization expenses                                    $ 25,000
          Less:  Expenses reimbursed by Manager                (25,000)
                                                             --------------

Net Income/(Loss)                                             $      0
                                                             ==============




See accompanying notes to the financial statements

                                                               Equitable Premier Large Cap Core Equity Fund
                                                                   Statement of Assets and Liabilities
                                                                               May 4, 2001

Assets
     Cash                                                                                                      $       11,112
     Prepaid Registration Costs                                                                                        15,000
     Receivable from Manager                                                                                           25,000
                                                                                                              -----------------

          Total Assets                                                                                                 51,112
                                                                                                              -----------------

Liabilities
     Payable to Manager                                                                                                40,000
                                                                                                              -----------------

          Total Liabilities                                                                                            40,000
                                                                                                              -----------------

Net Assets                                                                                                     $       11,112
                                                                                                              =================

Net Assets Consist of:
                                                                                                               $           11
Paid in capital at par
Paid in capital in excess                                                                                              11,101
                                                                                                              -----------------

Net Assets                                                                                                     $       11,112
                                                                                                              =================

Shares of beneficial interest outstanding,
     $0.001 par value; unlimited shares authorized for each class of shares:
Class A:
     Net asset value and redemption price per Class A share
          ($2,778 / 277.80 shares of beneficial interest issued and outstanding)                                        $10.00
     Maximum sales charge (5.5% of offering price)                                                                        0.58
                                                                                                              -----------------
     Offering price to public                                                                                           $10.58
                                                                                                              =================

Class B:
     Net asset value, offering price and redemption price per Class B share
          ($2,778 / 277.80 shares of beneficial interest issued and outstanding)                                        $10.00
                                                                                                              =================

Class C:
     Net asset value and redemption price per Class C share
          ($2,778 / 277.80 shares of beneficial interest issued and outstanding)                                        $10.00
     Maximum sales charge (1% of offering price)                                                                          0.10
                                                                                                              -----------------
     Offering price to public                                                                                           $10.10
                                                                                                              =================

Class Z:
     Net asset value, offering price and redemption price per Class Z share
          ($2,778 / 277.80 shares of beneficial interest issued and outstanding)                                        $10.00
                                                                                                              =================


See accompanying notes to the financial statements

                Equitable Premier Large Cap Core Equity Fund
                           Statement of Operations
                      For the one day ended May 4, 2001

Expenses:
     Organization expenses                                        $ 25,000
          Less:  Expenses reimbursed by Manager                    (25,000)
                                                                 --------------

Net Income/(Loss)                                                 $      0
                                                                 ==============




See accompanying notes to the financial statements

                                                                   Equitable Premier Large Cap Value Fund
                                                                    Statement of Assets and Liabilities
                                                                                May 4, 2001

    Assets
         Cash                                                                                               $       11,112
         Prepaid Registration Costs                                                                                 15,000
         Receivable from Manager                                                                                    25,000
                                                                                                           -----------------

              Total Assets                                                                                          51,112
                                                                                                           -----------------

    Liabilities
         Payable to Manager                                                                                         40,000
                                                                                                           -----------------

              Total Liabilities                                                                                     40,000
                                                                                                           -----------------

    Net Assets                                                                                              $       11,112
                                                                                                           =================

    Net Assets Consist of:
                                                                                                            $           11
    Paid in capital at par
    Paid in capital in excess                                                                                       11,101
                                                                                                           -----------------

    Net Assets                                                                                              $      11,112
                                                                                                           =================

    Shares of beneficial interest outstanding,
         $0.001 par value; unlimited shares authorized for each class of shares:
    Class A:
         Net asset value and redemption price per Class A share
              ($2,778 / 277.80 shares of beneficial interest issued and outstanding)                                 $10.00
         Maximum sales charge (5.5% of offering price)                                                                 0.58
                                                                                                           -----------------
         Offering price to public                                                                                    $10.58
                                                                                                           =================

    Class B:
         Net asset value, offering price and redemption price per Class B share
              ($2,778 / 277.80 shares of beneficial interest issued and outstanding)                                 $10.00
                                                                                                           =================

    Class C:
         Net asset value and redemption price per Class C share
              ($2,778 / 277.80 shares of beneficial interest issued and outstanding)                                 $10.00
         Maximum sales charge (1% of offering price)                                                                   0.10
                                                                                                           -----------------
         Offering price to public                                                                                    $10.10
                                                                                                           =================

    Class Z:
         Net asset value, offering price and redemption price per Class Z share
              ($2,778 / 277.80 shares of beneficial interest issued and outstanding)                                 $10.00
                                                                                                           =================


    See accompanying notes to the financial statements

                  Equitable Premier Large Cap Value Fund
                         Statement of Operations
                     For the one day ended May 4, 2001

    Expenses:
         Organization expenses                                 $ 25,000
              Less:  Expenses reimbursed by Manager             (25,000)
                                                              --------------

    Net Income/(Loss)                                          $      0
                                                              ==============




    See accompanying notes to the financial statements

                                            Equitable Premier Small/Mid Cap Growth Fund
                                                Statement of Assets and Liabilities
                                                            May 4, 2001
Assets
     Cash                                                                                          $     11,112
     Prepaid Registration Costs                                                                          15,000
     Receivable from Manager                                                                             25,000
                                                                                                   ------------
          Total Assets                                                                                   51,112
                                                                                                   ------------
Liabilities
     Payable to Manager                                                                                  40,000
                                                                                                   ------------

          Total Liabilities                                                                              40,000
                                                                                                   ------------
Net Assets                                                                                         $     11,112
                                                                                                   ============
Net Assets Consist of:
                                                                                                   $         11
Paid in capital at par
Paid in capital in excess                                                                                11,101
                                                                                                   ------------
Net Assets                                                                                         $     11,112
                                                                                                   ============
Shares of beneficial interest outstanding,
     $0.001 par value; unlimited shares authorized for each class of shares:
Class A:
     Net asset value and redemption price per Class A share
          ($2,778 / 277.80 shares of beneficial interest issued and outstanding)                         $10.00
     Maximum sales charge (5.5% of offering price)                                                         0.58
                                                                                                   ------------
     Offering price to public                                                                            $10.58
                                                                                                   ============
Class B:
     Net asset value, offering price and redemption price per Class B share
          ($2,778 / 277.80 shares of beneficial interest issued and outstanding)                         $10.00
                                                                                                   ============
Class C:
     Net asset value and redemption price per Class C share
          ($2,778 / 277.80 shares of beneficial interest issued and outstanding)                         $10.00
     Maximum sales charge (1% of offering price)                                                           0.10
                                                                                                   ------------
     Offering price to public                                                                            $10.10
                                                                                                   ============
Class Z:
     Net asset value, offering price and redemption price per Class Z share
          ($2,778 / 277.80 shares of beneficial interest issued and outstanding)                         $10.00
                                                                                                   ============


See accompanying notes to the financial statements

                 Equitable Premier Small/Mid Cap Growth Fund
                           Statement of Operations
                       For the one day ended May 4, 2001

Expenses:
     Organization expenses                                         $  25,000
          Less:  Expenses reimbursed by Manager                      (25,000)
                                                                  -------------

Net Income/(Loss)                                                  $       0
                                                                  =============




See accompanying notes to the financial statements

                                                               Equitable Premier Small/Mid Cap Value Fund
                                                                  Statement of Assets and Liabilities
                                                                              May 4, 2001

Assets
     Cash                                                                                                   $       11,112
     Prepaid Registration Costs                                                                                     15,000
     Receivable from Manager                                                                                        25,000
                                                                                                           ------------------

          Total Assets                                                                                              51,112
                                                                                                           ------------------

Liabilities
     Payable to Manager                                                                                             40,000
                                                                                                           ------------------

          Total Liabilities                                                                                         40,000
                                                                                                           ------------------

Net Assets                                                                                                  $       11,112
                                                                                                           ==================

Net Assets Consist of:
Paid in capital at par                                                                                      $           11
Paid in capital in excess                                                                                           11,101
                                                                                                           ------------------

Net Assets                                                                                                  $      11,112
                                                                                                           ==================

Shares of beneficial interest outstanding,
     $0.001 par value; unlimited shares authorized for each class of shares:
Class A:
     Net asset value and redemption price per Class A share
          ($2,778 / 277.80 shares of beneficial interest issued and outstanding)                                      $10.00
     Maximum sales charge (5.5% of offering price)                                                                      0.58
                                                                                                           ------------------
     Offering price to public                                                                                         $10.58
                                                                                                           ==================

Class B:
     Net asset value, offering price and redemption price per Class B share
          ($2,778 / 277.80 shares of beneficial interest issued and outstanding)                                      $10.00
                                                                                                           ==================

Class C:
     Net asset value and redemption price per Class C share
          ($2,778 / 277.80 shares of beneficial interest issued and outstanding)                                      $10.00
     Maximum sales charge (1% of offering price)                                                                        0.10
                                                                                                           ------------------
     Offering price to public                                                                                         $10.10
                                                                                                           ==================

Class Z:
     Net asset value, offering price and redemption price per Class Z share
          ($2,778 / 277.80 shares of beneficial interest issued and outstanding)                                      $10.00
                                                                                                           ==================

See accompanying notes to the financial statements

             Equitable Premier Small/Mid Cap Value Fund
                      Statement of Operations
                  For the one day ended May 4, 2001

Expenses:
     Organization expenses                                        $ 25,000
          Less:  Expenses reimbursed by Manager                    (25,000)
                                                                 --------------

Net Income/(Loss)                                                 $      0
                                                                 ==============




See accompanying notes to the financial statements

                   Equitable Premier International Equity Fund
                       Statement of Assets and Liabilities
                                   May 4, 2001

Assets
     Cash                                                                                      $11,112

     Prepaid Registration Costs                                                                 15,000

     Receivable from Manager                                                                    25,000
                                                                                               -------


          Total Assets                                                                          51,112
                                                                                               -------

Liabilities

     Payable to Manager                                                                         40,000
                                                                                               -------


          Total Liabilities                                                                     40,000
                                                                                               -------

Net Assets                                                                                     $11,112
                                                                                               =======

Net Assets Consist of:
                                                                                               $    11
Paid in capital at par

Paid in capital in excess                                                                       11,101
                                                                                               -------

Net Assets                                                                                     $11,112
                                                                                               =======

Shares of beneficial interest outstanding,
     $0.001 par value; unlimited shares authorized for each class of shares:
Class A:
     Net asset value and redemption price per Class A share
          ($2,778 / 277.80 shares of beneficial interest issued and outstanding)               $ 10.00
     Maximum sales charge (5.5% of offering price)                                                0.58
                                                                                               -------
     Offering price to public                                                                  $ 10.58
                                                                                               =======

Class B:
     Net asset value, offering price and redemption price per Class B share
          ($2,778 / 277.80 shares of beneficial interest issued and outstanding)               $ 10.00
                                                                                               =======

Class C:
     Net asset value and redemption price per Class C share
          ($2,778 / 277.80 shares of beneficial interest issued and outstanding)               $ 10.00
     Maximum sales charge (1% of offering price)                                                  0.10
                                                                                               -------
     Offering price to public                                                                  $ 10.10
                                                                                               =======

Class Z:
     Net asset value, offering price and redemption price per Class Z share
          ($2,778 / 277.80 shares of beneficial interest issued and outstanding)               $ 10.00
                                                                                               =======


See accompanying notes to the financial statements

               Equitable Premier International Equity Fund
                         Statement of Operations
                     For the one day ended May 4, 2001

Expenses:
     Organization expenses                                     $ 25,000
          Less:  Expenses reimbursed by Manager                 (25,000)
                                                              --------------

Net Income/(Loss)                                              $      0
                                                              ==============




See accompanying notes to the financial statements

                        Equitable Premier Technology Fund
                       Statement of Assets and Liabilities
                                   May 4, 2001

Assets
     Cash                                                                          $11,112
     Prepaid Registration Costs                                                     15,000
     Receivable from Manager                                                        25,000
                                                                                   -------

          Total Assets                                                              51,112
                                                                                   -------

Liabilities
     Payable to Manager                                                             40,000
                                                                                   -------

          Total Liabilities                                                         40,000
                                                                                   -------

Net Assets                                                                         $11,112
                                                                                   =======

Net Assets Consist of:
Paid in capital at par                                                             $    11
Paid in capital in excess                                                           11,101
                                                                                   -------

Net Assets                                                                         $11,112
                                                                                   =======

Shares of beneficial interest outstanding,
     $0.001 par value; unlimited shares authorized for each class of shares:
Class A:
     Net asset value and redemption price per Class A share
          ($2,778 / 277.80 shares of beneficial interest issued and outstanding)   $ 10.00
     Maximum sales charge (5.5% of offering price)                                    0.58
                                                                                   -------
     Offering price to public                                                      $ 10.58
                                                                                   =======

Class B:
     Net asset value, offering price and redemption price per Class B share
          ($2,778 / 277.80 shares of beneficial interest issued and outstanding)   $ 10.00
                                                                                   =======

Class C:
     Net asset value and redemption price per Class C share
          ($2,778 / 277.80 shares of beneficial interest issued and outstanding)   $ 10.00
     Maximum sales charge (1% of offering price)                                      0.10
                                                                                   -------
     Offering price to public                                                      $ 10.10
                                                                                   =======

Class Z:
     Net asset value, offering price and redemption price per Class Z share
          ($2,778 / 277.80 shares of beneficial interest issued and outstanding)   $ 10.00
                                                                                   =======


See accompanying notes to the financial statements

                 Equitable Premier Technology Fund
                      Statement of Operations
                  For the one day ended May 4, 2001

Expenses:
     Organization expenses                               $ 25,000
          Less:  Expenses reimbursed by Manager           (25,000)
                                                        -------------

Net Income/(Loss)                                        $      0
                                                        =============




See accompanying notes to the financial statements

                                                                    Equitable Premier Health Care Fund
                                                                    Statement of Assets and Liabilities
                                                                                May 4, 2001

Assets
     Cash                                                                                                        $       11,112
     Prepaid Registration Costs                                                                                          15,000
     Receivable from Manager                                                                                             25,000
                                                                                                                -----------------

          Total Assets                                                                                                   51,112
                                                                                                                -----------------

Liabilities
     Payable to Manager                                                                                                  40,000
                                                                                                                -----------------

          Total Liabilities                                                                                              40,000
                                                                                                                -----------------

Net Assets                                                                                                       $       11,112
                                                                                                                =================

Net Assets Consist of:
                                                                                                                 $           11
Paid in capital at par
Paid in capital in excess                                                                                                11,101
                                                                                                                -----------------

Net Assets                                                                                                       $       11,112
                                                                                                                =================

Shares of beneficial interest outstanding,
     $0.001 par value; unlimited shares authorized for each class of shares:
Class A:
     Net asset value and redemption price per Class A share
          ($2,778 / 277.80 shares of beneficial interest issued and outstanding)                                          $10.00
     Maximum sales charge (5.5% of offering price)                                                                          0.58
                                                                                                                -----------------
     Offering price to public                                                                                             $10.58
                                                                                                                =================

Class B:
     Net asset value, offering price and redemption price per Class B share
          ($2,778 / 277.80 shares of beneficial interest issued and outstanding)                                          $10.00
                                                                                                                =================

Class C:
     Net asset value and redemption price per Class C share
          ($2,778 / 277.80 shares of beneficial interest issued and outstanding)                                          $10.00
     Maximum sales charge (1% of offering price)                                                                            0.10
                                                                                                                -----------------
     Offering price to public                                                                                             $10.10
                                                                                                                =================

Class Z:
     Net asset value, offering price and redemption price per Class Z share
          ($2,778 / 277.80 shares of beneficial interest issued and outstanding)                                          $10.00
                                                                                                                =================


See accompanying notes to the financial statements

                 Equitable Premier Health Care Fund
                      Statement of Operations
                  For the one day ended May 4, 2001

Expenses:
     Organization expenses                               $ 25,000
          Less:  Expenses reimbursed by Manager           (25,000)
                                                        --------------

Net Income/(Loss)                                        $      0
                                                        ==============




See accompanying notes to the financial statements

                        Equitable Premier Core Bond Fund
                       Statement of Assets and Liabilities
                                   May 4, 2001

Assets
     Cash                                                                          $11,104

     Prepaid Registration Costs                                                     15,000

     Receivable from Manager                                                        25,000
                                                                                   -------


          Total Assets                                                              51,104
                                                                                   -------

Liabilities

     Payable to Manager                                                             40,000
                                                                                   -------


          Total Liabilities                                                         40,000
                                                                                   -------

Net Assets                                                                         $11,104
                                                                                   =======

Net Assets Consist of:
                                                                                   $    11
Paid in capital at par

Paid in capital in excess                                                           11,093
                                                                                   -------

Net Assets                                                                         $11,104
                                                                                   =======

Shares of beneficial interest outstanding,
     $0.001 par value; unlimited shares authorized for each class of shares:
Class A:
     Net asset value and redemption price per Class A share
          ($2,776 / 277.60 shares of beneficial interest issued and outstanding)   $ 10.00
     Maximum sales charge (4.5% of offering price)                                    0.47
                                                                                   -------
     Offering price to public                                                      $ 10.47
                                                                                   =======

Class B:
     Net asset value, offering price and redemption price per Class B share
          ($2,776 / 277.60 shares of beneficial interest issued and outstanding)   $ 10.00
                                                                                   =======

Class C:
     Net asset value and redemption price per Class C share
          ($2,776 / 277.60 shares of beneficial interest issued and outstanding)   $ 10.00
     Maximum sales charge (1% of offering price)                                      0.10
                                                                                   -------
     Offering price to public                                                      $ 10.10
                                                                                   =======

Class Z:
     Net asset value, offering price and redemption price per Class Z share
          ($2,776 / 277.60 shares of beneficial interest issued and outstanding)   $ 10.00
                                                                                   =======


See accompanying notes to the financial statements

                 Equitable Premier Core Bond Fund
                      Statement of Operations
                 For the one day ended May 4, 2001

Expenses:
     Organization expenses                              $ 25,000
          Less:  Expenses reimbursed by Manager          (25,000)
                                                       --------------

Net Income/(Loss)                                       $      0
                                                       ==============






See accompanying notes to the financial statements

                           Equitable Money Market Fund
                       Statement of Assets and Liabilities
                                   May 4, 2001

Assets
     Cash                                                                           $100,000
     Prepaid Registration Costs                                                       15,000
     Receivable from Manager                                                          25,000
                                                                                    --------

          Total Assets                                                               140,000
                                                                                    --------

Liabilities
     Payable to Manager                                                               40,000
                                                                                    --------

          Total Liabilities                                                           40,000
                                                                                    --------

Net Assets                                                                          $100,000
                                                                                    ========

Net Assets Consist of:
                                                                                    $    100
Paid in capital at par
Paid in capital in excess                                                             99,900
                                                                                    --------

Net Assets                                                                          $100,000
                                                                                    ========

Shares of beneficial interest outstanding,
     $0.001 par value; unlimited shares authorized for each class of shares:

Class A:
     Net asset value, offering price and redemption price per Class A share
          ($25,000 / 25,000 shares of beneficial interest issued and outstanding)   $   1.00
                                                                                    ========

Class B:
     Net asset value, offering price and redemption price per Class B share
          ($25,000 / 25,000 shares of beneficial interest issued and outstanding)   $   1.00
                                                                                    ========

Class C:
     Net asset value, offering price and redemption price per Class C share
          ($25,000 / 25,000 shares of beneficial interest issued and outstanding)   $   1.00
                                                                                    ========

Class Z:
     Net asset value, offering price and redemption price per Class Z share
          ($25,000 / 25,000 shares of beneficial interest issued and outstanding)   $   1.00
                                                                                    ========


See accompanying notes to the financial statements

                      Equitable Money Market Fund
                        Statement of Operations
                              May 4, 2001

Expenses:
     Organization expenses                                $ 25,000
          Less:  Expenses reimbursed by Manager            (25,000)
                                                         ----------------

Net Income/(Loss)                                         $      0
                                                         ================




See accompanying notes to the financial statements

                             Equitable Premier Funds

NOTES TO THE FINANCIAL STATEMENTS


1.   Organization

     Equitable Premier Funds Trust ("Premier Trust") and Equitable Trust (each a "Trust" and collectively the "Trusts") were organized as Delaware business trusts on January 23, 2001 and February 2, 2001, respectively, as open-end management investment companies with 8 diversified portfolios and 2 non diversified portfolios (each a "Portfolio") and are registered as such under the Investment Company Act of 1940, as amended ("1940 Act"). The Premier Trust currently offers shares on behalf of each of the following portfolios: Equitable Premier Large Cap Growth Fund ("Large Cap Growth Fund"), Equitable Premier Large Cap Core Equity Fund ("Large Cap Core Equity Fund"), Equitable Premier Large Cap Value Fund ("Large Cap Value Fund"), Equitable Premier Small/Mid Cap Growth Fund ("Small/Mid Cap Growth Fund"), Equitable Premier Small/Mid Cap Value Fund ("Small/Mid Cap Value Fund"), Equitable Premier International Equity Fund ("International Equity Fund"), Equitable Premier Technology Fund ("Technology Fund"), Equitable Premier Health Care Fund ("Health Care Fund") and Equitable Premier Core Bond Fund ("Core Bond Fund") (collectively "Premier Funds"). Equitable Trust currently offers shares on behalf of the Equitable Money Market Fund ("Money Market Fund"). The non-diversified portfolios are the Technology Fund and the Health Care Fund. The Trusts have had no operations other than those related to organizational matters, including the sale of shares of each Portfolio for cash in the amounts reflected in the respective statements of assets and liabilities to capitalize each Portfolio, which shares were sold to The Equitable Life Assurance Society of the United States ("Equitable" or the "Manager") on May 4, 2001.

     The investment objectives of each Portfolio are as follows:

     Large Cap Growth Fund - Long-term growth of capital

     Large Cap Core Equity Fund - Long-term growth of capital

     Large Cap Value Fund - Long-term growth of capital

     Small/Mid Cap Growth Fund - Long-term growth of capital

     Small/Mid Cap Value Fund - Long-term growth of capital

     International Equity Fund - Long-term growth of capital

     Technology Fund - Long-term growth of capital

     Health Care Fund - Long-term growth of capital

     Core Bond Fund - Seeks a high level of current income consistent with a prudent level of risk.

     Money Market Fund - Seeks a high level of current income that is consistent with maintaining liquidity and preserving capital.

2.   Significant Accounting Policies

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

     (a) Organization Expenses

         Expenses incurred by the Trusts in connection with their organization are expensed as incurred. The Manager has agreed to voluntarily reimburse each Portfolio for these expenses, subject to potential recovery (see Note 3). Offering costs are capitalized and amortized over twelve months.

     (b) Federal Income Taxes

         Each Portfolio intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income taxes.

3.   Investment Manager

     The Trusts have an Investment Management Agreement (the "Agreement") with Equitable, with whom certain Officers and Trustees of the Trusts are affiliated, to furnish investment advisory services to each Portfolio. Each Agreement obligates the Manager to: (i) provide investment management services to the Trust; (ii) select the sub-advisers for each Portfolio;
     (iii) monitor the sub-adviser's investment programs and results; (iv) review brokerage matters; (v) oversee compliance by the Trust with various federal and state statutes and (vi) carry out the directives of the Board of Trustees. Each Agreement requires the Manager to provide the Trust with office space, office equipment and personnel necessary to operate and administer the Trust's business, and also to supervise the provision of services by third parties. Each Portfolio pays a fee to the Manager at an annual rate as described below for the investment management services the Manager provides each Portfolio.

     On behalf of the Trusts, the Manager has entered into investment advisory agreements ("Advisory Agreements") with each of the Advisers. Each of the Advisory Agreements obligates the Advisers for the respective Portfolios to: (i) continuously furnish investment programs for the Portfolios; (ii) place all orders for the purchase and sales of investments for the Portfolios with brokers or dealers selected by the Manager or the respective Advisers; and (iii) perform certain limited related administrative functions in connection therewith. The Manager pays the expenses of providing investment advisory services to the Portfolio, including the fees of the Advisers of each Portfolio.

PORTFOLIO                                  MANAGEMENT FEE
Large Cap Growth Fund                      0.85% of average daily net assets
Large Cap Core Equity Fund                 0.85% of average daily net assets
Large Cap Value Fund                       0.85% of average daily net assets
Small/Mid Cap Growth Fund                  1.05% of average daily net assets

Small/Mid Cap Value Fund                   1.05% of average daily net assets
International Equity Fund                  1.00% of average daily net assets
Technology Fund                            1.15% of average daily net assets
Health Care Fund                           1.15% of average daily net assets
Core Bond Fund                             0.60% of average daily net assets
Money Market Fund                          0.50% of average daily net assets

     Pursuant to a contract, Equitable has agreed to make payments or waive its fees to limit the expenses of each Portfolio for the Portfolios initial fiscal period and for the fiscal year ended October 31, 2002. Equitable may be reimbursed the amount of any such payments in the future provided that the payments are reimbursed within three years of the payment being made and the combination of the Portfolios expense ratio and such reimbursements do not exceed the Portfolios expense ratio cap. If the actual expense ratio is less than the expense cap and Equitable has recouped any eligible previous payments made, the Portfolio will be charged such lower expenses. The expenses for each Portfolio are limited to:

     -----------------------------------------------------------------------------------
                  LARGE CAP GROWTH                     LARGE CAP CORE EQUITY FUND
                        FUND
     -----------------------------------------------------------------------------------
     Class A      Class B    Class C  Class Z   Class A   Class B   Class C   Class Z
     -----------------------------------------------------------------------------------
     1.30%         2.05%      2.05%    1.05%     1.30%     2.05%     2.05%     1.05%
     -----------------------------------------------------------------------------------
                LARGE CAP VALUE FUND                         SMALL/MID CAP
                                                              GROWTH FUND
     -----------------------------------------------------------------------------------
     Class A      Class B    Class C  Class Z   Class A   Class B   Class C   Class Z
     -----------------------------------------------------------------------------------
     1.30%         2.05%      2.05%    1.05%     1.50%     2.25%     2.25%     1.25%
     -----------------------------------------------------------------------------------
              SMALL/MID CAP VALUE FUND                 INTERNATIONAL EQUITY FUND
     -----------------------------------------------------------------------------------
     Class A      Class B    Class C  Class Z   Class A   Class B   Class C   Class Z
     -----------------------------------------------------------------------------------
     1.50%         2.25%      2.25%    1.25%     1.75%     2.50%     2.50%     1.50%
     -----------------------------------------------------------------------------------
                  TECHNOLOGY FUND                           HEALTH CARE FUND
     -----------------------------------------------------------------------------------
     Class A      Class B    Class C  Class Z   Class A   Class B   Class C   Class Z
     -----------------------------------------------------------------------------------
     1.80%         2.55%      2.55%    1.55%     1.80%     2.55%     2.55%     1.55%
     -----------------------------------------------------------------------------------
                   CORE BOND FUND                          MONEY MARKET FUND
     -----------------------------------------------------------------------------------
     Class A      Class B    Class C  Class Z   Class A   Class B   Class C   Class Z
     -----------------------------------------------------------------------------------
     0.95%         1.70%      1.70%    0.70%     0.95%     1.70%     1.70%     0.70%
     -----------------------------------------------------------------------------------


4.   Agreements

     Pursuant to an administrative agreement Equitable ("Administrator") provides the Trusts with necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trusts. For

     These services, each Trust pays Equitable an administrative fee at an annual rate of 0.10% of the Trust's total average net assets plus $35,000 per Portfolio and, for Portfolios with more than one sub-adviser, an additional $35,000 per portion of the Portfolio allocated to a separate sub-adviser. Pursuant to a Sub-administration agreement, Equitable has contracted with J. P. Morgan Investor Services Co. to provide each Trust with administrative services, including monitoring of compliance, fund accounting and fund reporting services.

     The Chase Manhattan Bank ("Chase") serves as custodian of the Trusts' portfolio securities and other assets. Under the terms of the custody agreement between each Trust and Chase, Chase maintains cash, securities and other assets of the Portfolios. Chase is also required, upon the order of the Trust, to deliver securities held by Chase, and to make payments for securities purchased by each Trust or the Trusts. Chase has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the U.S. are maintained in the custody of these entities.

     PFPC serves as the transfer agent and dividend disbursing agent for the Trusts.

     Certain officers of Equitable are also officers of the Trusts.

5.   Distributor

     The Trusts have distribution agreements with AXA Advisors, LLC and Equitable Distributors, Inc. ("EDI") (each also referred to as a "Distributor," and together "Co-distributors") in which AXA Advisors and EDI serve as the Co-distributors for each class of the Trusts' shares. AXA Advisors and EDI are each an indirect wholly-owned subsidiary of Equitable.

     The Trusts' distribution agreements with respect to Class A, Class B, Class C and Class Z shares ("Distribution Agreements") were approved by their respective Board of Trustees at a Board meeting held on April 26, 2001. The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement's continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) of the Trusts or a Portfolio ("Independent Trustees") and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trusts.

     Each Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act separate plans of distribution pertaining to the Class A, Class B and Class C shares of the Trust ("Plans"). Each Trust's Class A, Class B and Class C shares each pay an annual service fee of 0.25% of their average daily net assets. In addition to this service fee, each Trust's Class B shares pay an annual distribution fee of 0.75% of their average daily net assets until they convert to Class A shares (after a specified period Class B shares automatically convert into Class A shares). Each Trust's Class C shares are subject to a distribution fee of 0.75% of their average daily net assets. There is no distribution plan with respect to Class Z shares and the Portfolios pay no distribution or service fees with respect to those shares.

APPENDIX A

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 AND PRIME-1 COMMERCIAL PAPER RATINGS

The rating A-1 (including A-1+) is the highest commercial paper rating assigned by Standard & Poor's. Commercial paper rated A-1 by Standard & Poor's has the following characteristics:

         o        liquidity ratios are adequate to meet cash requirements;

         o        long-term senior debt is rated "A" or better;

         o the issuer has access to at least two additional channels of borrowing;

         o basic earnings and cash flow have an upward trend with allowance made for unusual circumstances;

         o typically, the issuer's industry is well established and the issuer has a strong position within the industry; and

         o        the reliability and quality of management are unquestioned.

Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. Issues rated A-1 that are determined by Standard & Poor's to have overwhelming safety characteristics are designated A-1+.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:

         o        evaluation of the management of the issuer;

         o economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

         o evaluation of the issuer's products in relation to competition and customer acceptance;

         o        liquidity;

         o        amount and quality of long-term debt;

         o        trend of earnings over a period of ten years;

         o financial strength of parent company and the relationships which exist with the issuer; and

         o recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

DESCRIPTION OF BOND RATINGS

Bonds are considered to be "investment grade" if they are in one of the top four ratings.

Standard & Poor's ratings are as follows:
o Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
o Bonds rated AA have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
o Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

o Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
o Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.
o The rating C1 is reserved for income bonds on which no interest is being paid.
o Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody's ratings are as follows:

o Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
o Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.
o Bonds which are rated A possess many favorably investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
o Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
o Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
o Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
o Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
o Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.
o Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier "1" indicates that a security ranks in the higher end of its rating category; the modifier "2" indicates a mid-range ranking and the modifier "3" indicates that the issue ranks in the lower end of its rating category.

                            PART C: OTHER INFORMATION
                            -------------------------

Item 23.          Exhibits:
                  ---------
                  (a)(1)            Agreement and Declaration of Trust of Registrant(1)
                  (a)(2)            Certificate of Trust of Registrant(1)
                  (b)               Copy of the By-laws of Registrant(1)
                  (c)               None other than provisions contained in Exhibit (a)(1) and (b)
                  (d)(1)            Investment Management Agreement between Registrant and The Equitable Life
                                    Assurance Society of the United States ("Equitable")(1)
                  (d)(2)            Investment Advisory Agreement between Equitable and Columbus Circle Investors
                                    ("CCI") with respect to Equitable Premier Large Cap Growth Fund -- (filed herewith)
                  (d)(3)            Investment Advisory Agreement between Equitable and TCW Investment Management
                                    Company ("TCW") with respect to Equitable Premier Large Cap Growth Fund and
                                    Equitable Premier Small/Mid Cap Value Fund  -- (filed herewith)
                  (d)(4)            Investment Advisory Agreement between Equitable and MFS Investment Management
                                    ("MFS") with respect to Equitable Premier Large Cap Core Equity Fund and
                                    Equitable Premier Small/Mid Cap Growth Fund -- (filed herewith)
                  (d)(5)            Investment Advisory Agreement between Equitable and Thornburg Investment
                                    Management, Inc. ("Thornburg") with respect to Equitable Premier Large Cap
                                    Core Equity Fund -- (filed herewith)
                  (d)(6)            Investment Advisory Agreement between Equitable and Deutsche Asset Management,
                                    Inc. ("DAMI") with respect to Equitable Premier Large Cap Value Fund -- (filed herewith)
                  (d)(7)            Investment Advisory Agreement between Equitable and Institutional Capital
                                    Corporation ("ICAP") with respect to Equitable Premier Large Cap Value Fund --
                                    (filed herewith)
                  (d)(8)            Investment Advisory Agreement between Equitable and RS Investment Management, LP
                                    ("RSIM") with respect to Equitable Premier Small/Mid Cap Growth Fund -- (filed herewith)
                  (d)(9)            Investment Advisory Agreement between Equitable and Credit Suisse Asset
                                    Management, LLC ("CSAM") with respect to Equitable Premier Small/Mid Cap Value
                                    Fund -- (filed herewith)
                  (d)(10)           Investment Advisory Agreement between Equitable and Lazard Asset Management
                                    ("Lazard") with respect to Equitable Premier International Equity Fund --
                                    (filed herewith)
                  (d)(11)           Investment Advisory Agreement between Equitable and OppenheimerFunds, Inc.
                                    ("Oppenheimer") with respect to Equitable Premier International Equity Fund --
                                    (filed herewith)
                  (d)(12)           Investment Advisory Agreement between Equitable and Dresdner RCM Global
                                    Investors LLC ("Dresdner") with respect to Equitable Premier Technology Fund and Equitable Premier Health Care Fund -- (filed herewith)
                  (d)(13)           Investment Advisory Agreement between Equitable and Oak Associates, Ltd.
                                    ("Oak") with respect to Equitable Premier Technology Fund -- (filed herewith)
                  (d)(14)           Investment Advisory Agreement between Equitable and T. Rowe Price

                                    Associates, Inc. ("T. Rowe Price") with respect to Equitable Premier Health
                                    Care Fund -- (filed herewith)
                  (d)(15)           Investment Advisory Agreement between Equitable and BlackRock Advisors, Inc.
                                    ("BAI")  with respect to Equitable Premier Core Bond Fund -- (filed herewith)
                  (e)(1)            Distribution Agreement between Registrant and AXA Advisors, LLC ("AXA
                                    Advisors") -- (filed herewith)
                  (e)(2)            Distribution Agreement between Registrant and Equitable Distributors, Inc.
                                    ("EDI") -- (filed herewith)
                  (f)               Form of Deferred Compensation Plan(1)
                  (g)               Form of Global Custody Agreement between Registrant and The Chase Manhattan Bank(1)
                  (h)(1)            Mutual Funds Service Agreement between Registrant and Equitable(1)
                  (h)(2)            Sub-administration Agreement between Equitable and J. P. Morgan Investor
                                    Services Co. -- (to be filed by subsequent amendment)
                  (h)(3)            Form of Transfer Agency Services Agreement between Registrant and PFPC, INC.(1)
                  (h)(4)            Expense Limitation Agreement between Registrant and Equitable(1)
                  (i)(1)            Legal Opinion of Kirkpatrick & Lockhart LLP regarding the legality of the securities being registered(1)
                  (i)(1)(a)         Legal Opinion of Kirkpatrick & Lockhart LLP -- (filed herewith)
                  (i)(2)            Legal Opinion of Delaware counsel regarding the legality of the securities being registered(1)
                  (j)               Consent of Independent Accountant -- (filed herewith)
                  (k)               Omitted Financial Statements -- not applicable
                  (l)               Initial Capital Agreement(1)
                  (m)(1)            Distribution Plan pursuant to Rule 12b-1 with respect to Class A shares of the Registrant  -- (filed herewith)
                  (m)(2)            Distribution Plan pursuant to Rule 12b-1 with respect to Class B and C shares of the Registrant -- (filed herewith)
                  (n)               Plan Pursuant to Rule 18f-3 Under the Investment Company Act of 1940(1)
                  (p)(1)            Code of Ethics of the Registrant, Equitable, AXA Advisors and EDI(1)
                  (p)(2)            Code of Ethics of CCI(1)
                  (p)(3)            Code of Ethics of TCW(1)
                  (p)(4)            Code of Ethics of MFS(1)
                  (p)(5)            Code of Ethics of Thornburg(1)
                  (p)(6)            Code of Ethics of DAMI(1)
                  (p)(7)            Code of Ethics of ICAP(1)
                  (p)(8)            Code of Ethics of RSIM(1)
                  (p)(9)            Code of Ethics of CSAM(1)
                  (p)(10)           Code of Ethics of Lazard(1)
                  (p)(11)           Code of Ethics of Oppenheimer(1)
                  (p)(12)           Code of Ethics of Dresdner(1)
                  (p)(13)           Code of Ethics of Oak(1)
                  (p)(14)           Code of Ethics of T. Rowe Price(1)
                  (p)(15)           Code of Ethics of BAI(1)

                  Other Exhibits
                                    Powers of Attorney



(1) Incorporated herein by reference to registrant's Registration Statement on Form N-1A filed on May 8, 2001 (File No. 333-56080).

Item 24. Persons controlled by or under Common Control with Registrant
         -------------------------------------------------------------

         None.



Item 25. Indemnification
         ---------------

         Article VIII of the Agreement and Declaration of Trust of the Registrant states:

                  SECTION 1. LIMITATION OF LIABILITY. A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in this Article VIII, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee; provided, however, that nothing contained herein or in the Delaware Act shall protect any Trustee against any liability to the Trust or to any Shareholder to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of the Trustee hereunder.

                  All persons extending credit to, contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or such Series for payment under such contract or claim; and neither the Trustees nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, Manager, or Principal Underwriter of the Trust, but nothing contained in this Declaration of Trust or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                  Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or their capacity as Trustee or Trustees, and such Trustee or Trustees shall not be personally liable thereon.

                  SECTION 2. INDEMNIFICATION OF COVERED PERSONS. Every Covered Person shall be indemnified by the Trust to the fullest extent permitted by the Delaware Act and other applicable law.

                  SECTION 3. INDEMNIFICATION OF SHAREHOLDER. If any Shareholder or former Shareholder of any Series shall be held personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by such Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

         Article IX of the Agreement and Declaration of Trust of the Registrant states:

                  SECTION 5. AMENDMENTS. . . . Notwithstanding anything else herein, no amendment hereof shall limit the rights to insurance with respect to any acts or omissions of Persons covered thereby prior to such amendment nor shall any such amendment limit the rights to indemnification referenced in Article VIII, Section 2 hereof as provided in the By-Laws with respect to any actions or omissions of
         Persons covered thereby prior to such amendment. . . .

                  SECTION 7. APPLICABLE LAW. (a) The Trust is created under, and this Declaration of Trust is to be governed by, and construed and enforced in accordance with, the laws of the State of Delaware. . . .
         (b) Notwithstanding the first sentence of Section 7(a) of this Article IX, there shall not be applicable to the Trust, the Trustees, or this Declaration of Trust either the provisions of Section 3540 of Title 12 of the Delaware Code or any provisions of the laws (statutory or common) of the State of Delaware (other than the Delaware Act) pertaining to trusts that relate to or regulate: . . . (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers or liabilities or authorities and powers of trustees that are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Declaration of Trust.

         Article X of the By-Laws of the Registrant states:

                  SECTION 3. ADVANCE PAYMENT OF INDEMNIFIABLE EXPENSES. Expenses incurred by an agent in connection with the preparation and presentation of a defense to any proceeding may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by, or on behalf of, such agent that such amount will be paid over by him or her to the Trust if it is ultimately determined that he or she is not entitled to indemnification; provided, however, that (a) such agent shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the proceeding, or independent legal counsel in a written opinion, shall have determined, based upon a review of the readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such agent will be found entitled to indemnification.

         Section 2. D. of the Registrant's Investment Management Agreement states:

                  Limitations on Liability. Manager will exercise its best judgment in rendering its services to the Trust, and the Trust agrees, as an inducement to Manager's undertaking to do so, that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence or reckless disregard of its duties or obligations in rendering its services to the Trust as specified in this Agreement. Any person, even though an officer, director, employee or agent of Manager, who may become an officer, Trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or when acting on any business of the Trust, to be rendering such services to or to be acting solely for the Trust and not as an officer, director, employee or agent, or one under the control or direction of Manager, even though paid by it.


         Sections 5. A. and 5. B. of each of the Registrant's Investment Advisory Agreements, in substantially the form set forth below, state:


         A. Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Adviser nor any of its officers, members or employees (its "Affiliates") shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Manager or the Trust as a result of any error of judgment or mistake of law by the Adviser or its affiliates with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser or its Affiliates for, and the Adviser shall indemnify and hold harmless the Trust, the Manager, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in
Section 15 of the Securities Act of 1933, as amended ("1933 Act")) (collectively, "Manager Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Manager Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Allocated Portion or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser Indemnitees (as defined below) for use therein.

         B. Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Manager and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser as a result of any error of judgment or mistake of law by the Manager with respect to the Allocated Portion, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Manager for, and the Manager shall indemnify and hold harmless the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, "Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Manager in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Manager which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust.

         Article Tenth of each of the Registrant's Distribution Agreement states:

         In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Distributor, the Trust on behalf of the Fund agrees to indeminify the Distibutor against any and all claims, demands, liabilities and expenses which the Distributor may incur under the 1933 Act, or common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in any Registration Statement or prospectus of a Fund, or any omission to state a material fact therein, the omission of which makes any statement contained therein misleading, unless such statement or omission was made in reliance upon, an in conformity with, information furnished to the Trust or the Fund in connection therwith by or on behalf of the Distributor. The Distributor agrees to indemnify the Trust and the Fund against any and all claims, demands, liabilities and expenses which the Trust or a Fund may incur arising out of or based upon any act or deed of the Distributor or its sales representatives which has not be authorized by the Trust or a Fund in its prospectus or in this Agreement.

         The Distributor agrees to indemnify the Trust and the Fund against any and all claims, demands, liabilities and expenses which the Trust or a Fund may incur under the 1933 Act, or common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in any Registration Statement or prospectus of a Fund, or any omission to state a material fact therein if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust or a Fund in connection therewith by or on behalf of the Distributor.

         Notwithstanding any other provision of this Agreement, the Distributor shall not be liable for any errors of the Fund's transfer agent(s), or for any failure of any such transfer agent to perform its duties.



         Number 6 of the Registrant's Mutual Funds Service Agreement states:

         (a) Equitable shall not be liable for any error of judgment or mistake of law or for any loss or expense suffered by the Trust, in connection with the matters to which this Agreement relates, except for a loss or expense caused by or resulting from or attributable to willful misfeasance, bad faith or negligence on Equitable's part (or on the part of any third party to whom Equitable has delegated any of its duties and obligations pursuant to Section 4(c) hereunder) in the performance of its (or such third party's) duties or from reckless disregard by Equitable (or by such third party) of its obligations and duties under this Agreement (in the case of Equitable) or under an agreement with Equitable (in the case of such third party) or, subject to Section 10 below, Equitable's (or such third party's) refusal or failure to comply with the terms of this Agreement (in the case of Equitable) or an agreement with Equitable (in the case of such third party) or its breach of any representation or warranty under this Agreement (in the case of Equitable) or under an agreement with Equitable (in the case of such third party). In no event shall Equitable (or such third party) be liable for any indirect, incidental special or consequential losses or damages of any kind whatsoever (including but not limited to lost profits), even if Equitable (or such third party) has been advised of the likelihood of such loss or damage and regardless of the form of action.

         (b) Except to the extent that Equitable may be held liable pursuant to
Section 6(a) above, Equitable shall not be responsible for, and the Trust shall indemnify and hold Equitable harmless from and against any and all losses, damages, costs, reasonable attorneys' fees and expenses, payments, expenses and liabilities, including but not limited to those arising out of or attributable to:

                  (i) any and all actions of Equitable or its officers or agents required to be taken pursuant to this Agreement;

                  (ii) the reliance on or use by Equitable or its officers or agents of information, records, or documents which are received by Equitable or its officers or agents and furnished to it or them by or on behalf of the Trust, and which have been prepared or maintained by the Trust or any third party on behalf of the Trust;

                  (iii) the Trust's refusal or failure to comply with the terms of this Agreement or the Trust's lack of good faith, or its actions, or lack thereof, involving negligence or willful misfeasance;

                  (iv) the breach of any representation or warranty of the Trust hereunder;

                  (v) the reliance on or the carrying out by Equitable or its officers or agents of any proper instructions reasonably believed to be duly authorized, or requests of the Trust;

                  (vi) any delays, inaccuracies, errors in or omissions from information or data provided to Equitable by data services, including data services providing information in connection with any third party computer system licensed to Equitable, and by any corporate action services, pricing services or securities brokers and dealers;

                  (vii) the offer or sale of shares by the Trust in violation of any requirement under the Federal securities laws or regulations or the securities laws or regulations of any state, or in violation of any stop order or other determination or ruling by any Federal agency or any state agency with respect to the offer or sale of such shares in such state (1) resulting from activities, actions, or omissions by the Trust or its other service providers and agents, or (2) existing or arising out of activities, actions or omissions by or on behalf of the Trust prior to the effective date of this Agreement;

                  (viii) any failure of the Trust's registration statement to comply with the 1933 Act and the 1940 Act (including the rules and regulations thereunder) and any other applicable laws, or any untrue statement of a material fact or omission of a material fact necessary to make any statement therein not misleading in a Trust's prospectus;

                  (ix) except as provided for in Schedule B.III., the actions taken by the Trust, its Manager, its investment advisers, and its distributor in compliance with applicable securities, tax, commodities and other laws, rules and regulations, or the failure to so comply, and

                  (x) all actions, inactions, omissions, or errors caused by third parties to whom Equitable or the Trust has assigned any rights and/or delegated any duties under this Agreement at the specific request of or as required by the Trust, its Funds, investment advisers, or Trust distributors.

         The Trust shall not be liable for any indirect, incidental, special or consequential losses or damages of any kind whatsoever (including but not limited to lost profits) even if the Trust has been advised of the likelihood of such loss or damage and regardless of the form of action, except when the Trust is required to indemnify Equitable pursuant to this Agreement.


         Number 12(a)(iii) of the Registrant's Global Custody Agreement states:

         (A) Customer shall indeminify and hold Bank and its directors, officers, agents and employees (collectively the "Indemnitees") harmless from and against any and all claims, liabilties, losses, damages, fines, penalties, and expenses, including out-of-pocket and incidental expenses and legal fees ("Losses") that may be imposed on, incurred by, or asserted against, the Indemnitees or any of them for following any instructions or other directions upon which Bank is authorized to rely pursuant to the terms of this Agreement.
(B) In addition to and not in limitation of the preceding subparagraph, Customer shall also indemnify and hold the Indemnitees and ech of them harmless from and against any and all Losses that may be imposed on, incurred by, or asserted against, the Indemnitees or any of them in connection with or arising out of Bank's performance under this Agreement, provided the Indemnitees have not acted with negligence or engaged in willful misconduct. (C) In performing its obligations hereunder, Bank may rely on the genuineness of any document which it believes in good faith to have been validly executed.

         Number 13 of the Registrant's Transfer Agency Services Agreement states:

         (a) The Fund agrees to indemnify and hold harmless PFPC and its affiliates from all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, attorneys' fees and disbursements and liabilities arising under the Securities Laws and any state and foreign securities and blue sky laws) arising directly or indirectly out of the Fund's willful misfeasance, bad faith or gross negligence or willful disregard of its obligations under this Agreement. Neither PFPC, nor any of its affiliates, shall be indemnified against any liability (or any expenses incident to such liability) caused by PFPC's or its affiliates' own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations under this Agreement, provided that in the absence of a finding to the contrary the acceptance, processing and/or negotiation of a fraudulent payment for the purchase of Shares shall be presumed not to have been the result of PFPC's or its affiliates own willful misfeasance, bad faith, gross negligence or reckless disregard of such duties and obligations.

         (b) Upon the assertion of a claim for which the Fund may be required to indemnify PFPC, PFPC shall promptly notify the Fund of such assertion, and shall keep the Fund advised with respect to all developments concerning such claim. The Fund shall have the option to participate with PFPC in the defense of such claim. PFPC shall in no case confess any claim or make any compromise in any case in which the Fund may be required to indemnify it except with the Fund's prior written consent.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Trust by such trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 26. Business and Other Connections of Investment Adviser
         ----------------------------------------------------

         Equitable is a registered investment adviser and serves as manager for all funds of the Registrant. The description of Equitable under the caption of "Management of the Trust" in the Prospectus and under the caption "Investment Management and Other Services" in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated herein by reference. Information on the directors and officers of Equitable set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-07000) is incorporated herein by reference. Equitable, with the approval of the Registrant's board of trustees, selects sub-advisers for each fund of the Registrant. The following companies, all of which are registered investment advisers, serve as sub-advisers for the funds.

         CCI serves as a sub-adviser to Equitable Premier Large Cap Growth Fund. The description of CCI under the caption "Investment Management and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of CCI set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-47516) is incorporated herein by reference.

         TCW serves as a sub-adviser to Equitable Premier Large Cap Growth Fund and Equitable Premier

Small/Mid Cap Value Fund. The description of TCW under the caption "Investment Management and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of TCW set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-29075) is incorporated herein by reference.

         MFS serves as a sub-adviser to Equitable Premier Large Cap Core Equity Fund and Equitable Premier Small/Mid Cap Growth Fund. The description of MFS under the caption "Investment Management and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of MFS set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-17352) is incorporated herein by reference.

         Thornburg serves as a sub-adviser to Equitable Premier Large Cap Core Equity Fund. The description of Thornburg under the caption "Investment Management and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Thornburg set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-17853) is incorporated herein by reference.

         DAMI serves as a sub-adviser to Equitable Premier Large Cap Value Fund. The description of DAMI under the caption "Investment Management and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of DAMI set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-02791) is incorporated herein by reference.

         ICAP serves as a sub-adviser to Equitable Premier Large Cap Value Fund. The description of ICAP under the caption "Investment Management and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of ICAP set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-40779) is incorporated herein by reference.

         RSIM serves as a sub-adviser to Equitable Premier Small/Mid Cap Growth Fund. The description of RSIM under the caption "Investment Management and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of RSIM set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-44125) is incorporated herein by reference.

         CSAM serves as a sub-adviser to Equitable Premier Small/Mid Cap Value Fund. The description of CSAM under the caption "Investment Management and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of CSAM set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-37170) is incorporated herein by reference.

         Lazard serves as a sub-adviser to Equitable Premier International Equity Fund. The description of Lazard under the caption "Investment Management and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Lazard set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-06568) is incorporated herein by reference.

         Oppenheimer serves as a sub-adviser to Equitable Premier International Equity Fund. The description of Oppenheimer under the caption "Investment Management and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Oppenheimer set forth in its Form ADV filed with the Securities and Exchange

Commission (File No. 801-08253) is incorporated herein by reference.

         Dresdner serves as a sub-adviser to Equitable Premier Technology Fund and Equitable Premier Health Care Fund. The description of Dresdner under the caption "Investment Management and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Dresdner set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56308) is incorporated herein by reference.

         Oak serves as a sub-adviser to Equitable Premier Technology Fund. The description of Oak under the caption "Investment Management and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Oak set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-23632) is incorporated herein by reference.

         T. Rowe Price serves as a sub-adviser to Equitable Premier Health Care Fund. The description of T. Rowe Price under the caption "Investment Management and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of T. Rowe Price set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-00856) is incorporated herein by reference.

         BAI serves as a sub-adviser to Equitable Premier Core Bond Fund. The description of BAI under the caption "Investment Management and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of BAI set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-48433) is incorporated herein by reference.

Item 27. Principal Underwriter
         ---------------------

         (a) AXA Advisors and EDI are the principal underwriters. AXA Advisors also serves as a principal underwriter for the following entities: Equitable Trust; EQ Advisors Trust; Separate Account Nos. 45, 66 and 301 of Equitable; and Separate Accounts A, I and FP of Equitable. EDI serves as a principal underwriter for Equitable Trust and Separate Account No. 49 of Equitable.

         (b) Set forth below is certain information regarding the directors and officers of AXA Advisors and of EDI, the principal underwriters. Except as indicated otherwise, the business address of the persons listed below is 1290 Avenue of the Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is 660 Newport Center Drive, Suite 1200, Newport Beach, CA 92660. The business address of the persons whose names are preceded by a double asterisk is 1345 Avenue of the Americas, 39th Floor, New York, New York 10105.

=====================================================================================================================
                                AXA ADVISORS, LLC
=====================================================================================================================
NAME AND PRINCIPAL                             POSITIONS AND OFFICES WITH AXA            POSITIONS AND OFFICES WITH
BUSINESS ADDRESS                               ADVISORS, LLC                             THE TRUST
---------------------------------------------------------------------------------------------------------------------
DIRECTORS
      Derry E. Bishop                          Director
      Harvey E. Blitz                          Director
*     Michael J. Laughlin                      Director
      G. Patrick McGunagle                     Director
      Michael S. Martin                        Director
      Richard V. Silver                        Director
      Mark R. Wutt                             Director
OFFICERS
      Michael S. Martin                        Chairman of the Board, Acting President
                                               and Chief Executive Officer
                                               Executive Vice President
      Derry E. Bishop                          Executive Vice President
      Harvey E. Blitz                          Executive Vice President
      Edward J. Hayes                          Executive Vice President
      Craig A. Junkins                         Executive Vice President
      Nik Malvania                             Executive Vice President
      G. Patrick McGunagle                     Executive Vice President
      Peter D. Noris                           Executive Vice President                  Chairman of the Board and
                                                                                         Trustee
      Mark A. Silberman                        Senior Vice President and Chief
                                               Financial Officer
      James P. Bodovitz                        Senior Vice President and
                                               General Counsel
      Stephen T. Burnthall                     Senior Vice President
      Jill Cooley                              Senior Vice President
      Catherine P. Earl                        Senior Vice President
      Richard Magaldi                          Senior Vice President
      Robert Schmidt                           Senior Vice President
      John Bratten                             First Vice President
      Donna M. Dazzo                           First Vice President
      Amy Franceschini                         First Vice President
      Anne Nussbaum                            First Vice President
      Philomena Scamardella                    First Vice President
*     David Mahler                             Vice President and Compliance Officer
      Mark D. Godofsky                         Vice President and Controller
      Gregg Andonian                           Vice President
      Beth Andreozzi                           Vice President
      Raymond T. Barry                         Vice President
      Debra Brogan                             Vice President
      Randall Brown                            Vice President
      Michael Brzozowski                       Vice President
      Joseph Carew                             Vice President

=====================================================================================================================
                                AXA ADVISORS, LLC
=====================================================================================================================
NAME AND PRINCIPAL                             POSITIONS AND OFFICES WITH AXA            POSITIONS AND OFFICES WITH
BUSINESS ADDRESS                               ADVISORS, LLC                             THE TRUST
---------------------------------------------------------------------------------------------------------------------
      Claire A. Comerford                      Vice President
      Linda Funigiello                         Vice President
      Mark Generales                           Vice President
      Catherine Gentry                         Vice President
      Tom C. Gosnell                           Vice President
      Robert Hatton                            Vice President
      Ara J. Klidjian                          Vice President
      Michael Lanio                            Vice President
      John Mapes                               Vice President
*     Frank Massa                              Vice President
      Michael McBryan                          Vice President
      John T. McCabe                           Vice President
      Sandi Narvaez                            Vice President
      Bill Nestel                              Vice President
      Dan Roebuck                              Vice President
      Michael Ryniker                          Vice President
      Sid Smith                                Vice President
      Don Wiley                                Vice President
      Mike Woodhead                            Vice President
      James Woodley                            Vice President
      Charlton Bulkin                          Assistant Vice President
      Mary E. Cantwell                         Assistant Vice President                  Vice President
      Linda J. Galasso                         Secretary
      Francesca Divone                         Assistant Secretary





=====================================================================================================================



=====================================================================================================================
                          EQUITABLE DISTRIBUTORS, INC.
=====================================================================================================================
                                                                                         POSITIONS AND OFFICES WITH
NAME AND PRINCIPAL BUSINESS ADDRESS            POSITIONS AND OFFICES WITH EQUITABLE      THE TRUST
                                               DISTRIBUTORS, INC.
---------------------------------------------------------------------------------------------------------------------
DIRECTORS
*     Michael Dibbert                          Director
*     Alex MacGillivray                        Director
      Richard Matteis                          Director
*     Patrick Miller                           Director
      Jose S. Suquet                           Director                                  Trustee
      Charles Wilder                           Director
      Lee Wilson                               Director
---------------------------------------------------------------------------------------------------------------------
OFFICERS
      Jose S. Suquet                           Chairman of the Board                     Trustee
*     Patrick Miller                           Chief Executive Officer

=====================================================================================================================
                          EQUITABLE DISTRIBUTORS, INC.
=====================================================================================================================
NAME AND PRINCIPAL                             POSITIONS AND OFFICES WITH AXA            POSITIONS AND OFFICES WITH
BUSINESS ADDRESS                               ADVISORS, LLC                             THE TRUST
---------------------------------------------------------------------------------------------------------------------
*     Alex MacGillivray                        President
*     Charles Wilder                           Chief Operating Officer
      Hunter Allen                             Senior Vice President
*     Elizabeth Forget                         Senior Vice President
*     Al Haworth                               Senior Vice President
*     Stuart Hutchins                          Senior Vice President
*     Ken Jaffe                                Senior Vice President
*     Michael McDaniel                         Senior Vice President
      Michael Lee                              Senior Vice President
      Norman J. Abrams                         Vice President and Counsel
*     Debora Buffington                        Vice President and Chief Compliance
                                               Officer
      Thomas Bullen                            Vice President and Channel Marketing
                                               Officer
      Diana Kjeary                             Vice President and Channel Marketing
                                               Officer
      Anthea Perkinson                         Vice President and Key Account Manager
                                               Vice President
*     David Hughes                             Vice President
      Mark Brandenberger                       Vice President
      Susan Davis                              Vice President
*     Anthony Llopis                           Vice President
      Partick O'Shea                           Vice President and Chief Financial
                                               Officer
      Ronald R. Quist                          Vice President and Treasurer
      Linda J. Galasso                         Vice President and Secretary
*     Van Rubiano                              Managing Director
*     Michael Dibbert                          Managing Director
      Francesca Divone                         Assistant Secretary











=====================================================================================================================


         (c)      Inapplicable.


Item 28. Location of Accounts and Records
         --------------------------------

         Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the Rules promulgated thereunder, are maintained as follows:

(a)      With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(i) and (ii); (3); (6);
         (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant's Custodian:

                  The Chase Manhattan Bank
                  4 Chase MetroTech Center
                  Brooklyn, New York 11245

(b)      With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(iii) and (iv);
         (4); (5); (6); (8); (9); (10); (11) and 31a-1(f), the required books and records are currently maintained at the offices of the Registrant's Sub-Administrator:

                  J. P. Morgan Investor Services Co.
                  270 Park Avenue
                  New York, NY 10017


(c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's Manager or Sub-advisers:

                  The Equitable Life Assurance Society of the United States 1290 Avenue of the Americas
                  New York, NY 10104

                  Columbus Circle Investors
                  Metro Center
                  One Station Place
                  8th Floor South
                  Stamford, CT  06902

                  TCW Investment Management Company
                  865 South Figueroa Street
                  Los Angeles, CA  90017

                  MFS Investment Management
                  500 Boylston Street
                  Boston, MA  02116

                  Thornburg Investment Management, Inc.
                  119 East Marcy Street
                  Santa Fe, NM  87501-2046

                  Deutsche Asset Management, Inc.
                  130 Liberty Street
                  New York, NY  10006

                  Institutional Capital Corporation
                  225 West Wacker Dr.
                  Suite 2400
                  Chicago, IL  60606

                  RS Investment Management, LP
                  388 Market Street
                  Suite 200
                  San Francisco, CA  94111

                  Credit Suisse Asset Management, LLC
                  466 Lexington Avenue
                  New York, NY  10017-3140

                  Lazard Asset Management
                  30 Rockefeller Plaza
                  New York, NY  10112

                  OppenheimerFunds, Inc.
                  Two World Trade Center
                  34th Floor
                  New York, NY  10048

                  Oak Associates, Ltd.
                  3875 Embassy Parkway
                  Akron, OH  44333

                  Dresdner RCM Global Investors LLC
                  Four Embarcadero Center
                  San Francisco, CA  94111-4189

                  T. Rowe Price Associates, Inc.
                  100 East Pratt Street
                  Baltimore, MD  21202

                  BlackRock Advisors, Inc.
                  100 Bellevue Parkway
                  Wilmington, DE 19809

Item 29. Management Services
         -------------------

         Not applicable.

Item 30. Undertakings
         ------------

         Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Equitable Premier Funds Trust, certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 17th day of May 2001.

                                               EQUITABLE PREMIER FUNDS TRUST

                                               By:      /s/ Brian S. O'Neil
                                                        -----------------------
                                                        Name:  Brian S. O'Neil
                                                        Title: President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



/s/ Brian S. O'Neil                           President                          May 17, 2001
-----------------------------------------
Brian S. O'Neil

/s/ Steven M. Joenk *                         Chief Financial Officer and        May 17, 2001
-----------------------------------------     Vice President
Steven M. Joenk

/s/ Conrad P. Albert *                        Trustee                            May 17, 2001
-----------------------------------------
Conrad P. Albert

/s/ William O. Murphy *                       Trustee                            May 17, 2001
-----------------------------------------
William O. Murphy

/s/ Peter D. Noris *                          Chairman of the Board              May 17, 2001
-----------------------------------------     and Trustee
Peter D. Noris

/s/ Donald E. O'Connor *                      Trustee                            May 17, 2001
-----------------------------------------
Donald E. O'Connor

/s/ Carol J. Parry *                          Trustee                            May 17, 2001
-----------------------------------------
Carol J. Parry

/s/ Cynthia R. Plouche *                      Trustee                            May 17, 2001
-----------------------------------------
Cynthia R. Plouche

/s/ Jose S. Suquet *                          Trustee                            May 17, 2001
-----------------------------------------
Jose S. Suquet



*  By: /s/ Brian O'Neil
       ----------------------------------
       Brian O'Neil
       (Attorney - in- Fact)

                          EQUITABLE PREMIER FUNDS TRUST

                                  Exhibit Index

              (d)(2)        Investment Advisory Agreement between Equitable and Columbus Circle Investors
                            ("CCI") with respect to Equitable Premier Large Cap Growth Fund
              (d)(3)        Investment Advisory Agreement between Equitable and TCW Investment Management
                            Company ("TCW") with respect to Equitable Premier Large Cap Growth Fund and
                            Equitable Premier Small/Mid Cap Value Fund
              (d)(4)        Investment Advisory Agreement between Equitable and MFS Investment Management
                            ("MFS") with respect to Equitable Premier Large Cap Core Equity Fund and Equitable
                            Premier Small/Mid Cap Growth Fund
              (d)(5)        Investment Advisory Agreement between Equitable and Thornburg Investment
                            Management, Inc. ("Thornburg") with respect to Equitable Premier Large Cap Core
                            Equity Fund
              (d)(6)        Investment Advisory Agreement between Equitable and Deutsche Asset Management, Inc.
                            ("DAMI") with respect to Equitable Premier Large Cap Value Fund
              (d)(7)        Investment Advisory Agreement between Equitable and Institutional Capital
                            Corporation ("ICAP") with respect to Equitable Premier Large Cap Value Fund
              (d)(8)        Investment Advisory Agreement between Equitable and RS Investment Management, LP
                            ("RSIM") with respect to Equitable Premier Small/Mid Cap Growth Fund
              (d)(9)        Investment Advisory Agreement between Equitable and Credit Suisse Asset Management,
                            LLC ("CSAM") with respect to Equitable Premier Small/Mid Cap Value Fund
              (d)(10)       Investment Advisory Agreement between Equitable and Lazard Asset Management
                            ("Lazard") with respect to Equitable Premier International Equity Fund
              (d)(11)       Investment Advisory Agreement between Equitable and OppenheimerFunds, Inc.
                            ("Oppenheimer") with respect to Equitable Premier International Equity Fund
              (d)(12)       Investment Advisory Agreement between Equitable and Dresdner RCM Global Investors
                            LLC ("Dresdner") with respect to Equitable Premier Technology Fund and Equitable
                            Premier Health Care Fund
              (d)(13)       Investment Advisory Agreement between Equitable and Oak Associates, Ltd. ("Oak")
                            with respect to Equitable Premier Technology Fund
              (d)(14)       Investment Advisory Agreement between Equitable and T. Rowe Price Associates, Inc.
                            ("T. Rowe Price") with respect to Equitable Premier Health Care Fund
              (d)(15)       Investment Advisory Agreement between Equitable and BlackRock Advisors, Inc.
                            ("BAI") with respect to Equitable Premier Core Bond Fund
              (e)(1)        Distribution Agreement between Registrant and AXA Advisors, LLC ("AXA Advisors")
              (e)(2)        Distribution Agreement between Registrant and Equitable Distributors, Inc. ("EDI")

              (i)(1)(a)       Legal Opinion of Kirkpatrick & Lockhart LLP
              (j)             Consent of Independent Accountant
              (m)(1)          Distribution Plan pursuant to Rule 12b-1 with respect to Class A shares of the
                              Registrant
              (m)(2)          Distribution Plan pursuant to Rule 12b-1 with respect to Class B and C shares of the Registrant

              Other Exhibits
                              Powers of Attorney